                                                     Registration No. 333-______

      As filed with the Securities and Exchange Commission on July 25, 2008

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         [ ] PRE-EFFECTIVE AMENDMENT NO.

                        [ ] POST-EFFECTIVE AMENDMENT NO.

                               JOHN HANCOCK TRUST
               (Exact Name of Registrant as Specified in Charter)

                               601 Congress Street
                           Boston, Massachusetts 02210
                    (Address of Principal Executive Offices)

                                  617-663-3000
                  (Registrant's Area Code and Telephone Number)

                                Thomas M. Kinzler
                                    Secretary
                               John Hancock Trust
                               601 Congress Street
                           Boston, Massachusetts 02210
                     (Name and Address of Agent for Service)

                                   Copies to:

                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Franklin Square
                               1300 I Street, N.W.
                                 Suite 300 West
                             Washington, D.C. 20005
                                  202-906-8600

          Title of securities being registered: shares of beneficial interest ($.01 par value) of the Registrant.

          Approximate date of proposed public offering: as soon as practicable after this Registration Statement becomes effective.

          No filing fee is required because an indefinite number of shares of the Registrant have previously been registered pursuant to Section 24(f) under the Investment Company Act of 1940.

          It is proposed that this filing become effective on August 23, 2008 pursuant to Rule 488.

                                     PART A

                           INFORMATION REQUIRED IN THE
                           PROXY STATEMENT/PROSPECTUS

                               JOHN HANCOCK TRUST
                               601 Congress Street
                        Boston, Massachusetts 02210-2805

                                                              September __, 2008

Dear Variable Annuity and Variable Life Contract Owners:

          A Special Meeting of Shareholders of John Hancock Trust ("JHT") will be held at 601 Congress Street, Boston, Massachusetts 02210, on OCTOBER 14, 2008 AT 10:00 A.M., EASTERN TIME (the "Meeting").

          At the Meeting, shareholders of each of four series or funds of JHT - the Managed Trust, Emerging Growth Trust, Small Cap Trust and U.S. Core Trust (each, an "Acquired Fund"), will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") providing for the combination of that Acquired Fund into the corresponding series or fund of JHT listed below (each, an "Acquiring Fund") (the "Reorganization"):

ACQUIRED FUNDS              CORRESPONDING ACQUIRING FUNDS
---------------------       -----------------------------
Managed Trust           -   Lifestyle Balanced Trust
Emerging Growth Trust   -   Small Cap Growth Trust
Small Cap Trust         -   Small Cap Growth Trust
U.S. Core Trust         -   Fundamental Value Trust

          Under the Plan and with respect to each of the four combinations comprising the Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of its corresponding Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets of its corresponding Acquired Fund. The number of full and fractional shares of an Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Holders of Series I, Series II and NAV shares, as applicable, of the Acquired Funds will receive, respectively, Series I, Series II and NAV shares of the Acquiring Funds. If approved by shareholders of the Acquired Funds, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on November 7, 2008. All share classes of each Acquired Fund will vote in the aggregate and not by class with respect to the proposed Reorganization as to that Fund.

          The Board of Trustees of JHT (the "Board") has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Funds. With the exception of the combination involving the Managed Trust, insofar as it invests directly in equity and fixed-income securities and its Acquiring Fund, as a fund of funds, invests indirectly in such securities through other JHT funds, the Reorganization will permit shareholders of the Acquired Funds to pursue substantially the same or similar investment objectives and/or principal strategies as shareholders of the corresponding Acquiring Funds. Although the Acquiring Funds have substantially the same (in the case of the combination involving the U.S. Core Trust) or higher overall expense ratios than their corresponding Acquired Funds, each of the Acquiring Funds (except for the Lifestyle Balanced Trust for the one-year period) has, for the one- and five-year and in some cases ten-year (or since inception) periods ended March 31, 2008, significantly outperformed its corresponding Acquired Fund as well as its own peer group average and benchmark index. In addition, while certain of the Acquired Funds are relatively small in terms of asset size and are believed unlikely to attract significant new assets, each Acquired Fund in combination with its corresponding Acquiring Fund is expected to have improved prospects for growth and efficient management.

          The value of your investment will not be affected by the Reorganization. Furthermore, the combination involving the U.S. Core Trust is expected to qualify as tax-free reorganization for federal income tax purposes and, although the combinations involving the Managed Trust, the Emerging Growth Trust and the Small Cap Trust are not expected to so qualify, these transactions are not expected to be taxable events for federal income tax purposes for variable annuity or variable life insurance contract owners whose contract values are determined by investment in shares of those Acquired Funds. The expenses of the combinations involving the Managed Trust and the U.S. Core Trust will be borne by those Acquired Funds because they are expected principally to benefit from the combinations, and the expenses of the combinations involving the Emerging Growth Trust and the Small Cap Trust will be borne by John Hancock Investment Management Services, LLC, JHT's investment adviser, in view of expected, significant asset redemptions from those Acquired Funds, in connection with the combinations, by JHT's Lifestyle Trusts which operate as funds of funds.

          Effective June 27, 2008, Davis Selected Advisers, L.P. ("Davis"), the subadviser to the Fundamental Value Trust, became the subadviser to the U.S. Core Trust. Consequently, this Acquiring Fund and its corresponding Acquired Fund have the same subadviser. JHT IS NOT REQUIRED TO OBTAIN SHAREHOLDER APPROVAL, AND IS NOT REQUESTING THAT YOU GIVE VOTING INSTRUCTIONS, WITH RESPECT TO THIS SUBADVISER CHANGE. The enclosed Proxy Statement/Prospectus, however, provides information about Davis and the new subadvisory arrangements for the U.S. Core Trust.

                                      * * *

          Although you are not a shareholder of JHT, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)"), John Hancock Life Insurance Company of New York ("JHLICO New York"), John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHVLICO") are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one of JHT's Funds. You have the right to instruct these insurance companies, as appropriate, how to vote the shares of the Acquired Funds attributable to your contract as of August 15, 2008, the record date for the Meeting. JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO will vote all shares of each Acquired Fund issued to such companies in proportion to the timely voting instructions with respect to that Fund received from owners of contracts participating in separate accounts registered under the Investment Company Act of 1940, as amended.

          Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/ Prospectus for JHT, and a Voting Instructions Form. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

          THE BOARD HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSED REORGANIZATION AND RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS FOR ITS APPROVAL.

          IN ORDER FOR SHARES TO BE VOTED AT THE MEETING BASED ON YOUR INSTRUCTIONS, WE URGE YOU TO READ THE PROXY STATEMENT/PROSPECTUS AND THEN COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR ITS RECEIPT BY OCTOBER 13, 2008. TO GIVE VOTING INSTRUCTIONS BY TOUCH-TONE TELEPHONE OR VIA THE INTERNET, FOLLOW THE INSTRUCTIONS ON THE VOTING INSTRUCTIONS FORM.

          If you have any questions regarding the Reorganization, please call one of the following numbers:

--For JHLICO (U.S.A.) variable annuity contracts:   (800) 344-1029
--For JHLICO (U.S.A.) variable life contracts:      (800) 827-4546
--For JHLICO New York variable annuity contracts:   (800) 551-2078
--For JHLICO New York variable life contracts:      (888) 267-7784
--For JHLICO and JHVLICO contracts:                 (800) 824-0335

                                        Sincerely,


                                        /s/ JOHN J. DANELLO
                                        John J. Danello
                                        Secretary
                                        John Hancock Trust

                               JOHN HANCOCK TRUST
                               601 Congress Street
                        Boston, Massachusetts 02210-2805

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF THE MANAGED TRUST, EMERGING GROWTH TRUST,
   SMALL CAP TRUST AND U.S. CORE TRUST:

          Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Managed Trust, Emerging Growth Trust, Small Cap Trust and U.S. Core Trust, each a separate series or fund of John Hancock Trust ("JHT"), will be held at 601 Congress Street, Boston, Massachusetts 02210, on OCTOBER 14, 2008 AT 10:00 A.M., EASTERN TIME. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting is included with this notice.

Proposal 1   Approval of Agreement and Plan of Reorganization providing for the combination of the Managed Trust into the Lifestyle Balanced Trust.
                  (Only shareholders of the Managed Trust will vote on Proposal 1)

Proposal 2   Approval of Agreement and Plan of Reorganization providing for the combination of the Emerging Growth Trust into the Small Cap Growth
             Trust.
                  (Only shareholders of the Emerging Growth Trust will vote on Proposal 2)

Proposal 3   Approval of Agreement and Plan of Reorganization providing for the combination of the Small Cap Trust into the Small Cap Growth Trust.
                  (Only shareholders of the Small Cap Trust will vote on Proposal 3)

Proposal 4   Approval of Agreement and Plan of Reorganization providing for the combination of the U.S. Core Trust into the Fundamental Value
             Trust.
                  (Only shareholders of the U.S. Core Trust will vote on Proposal 4)

             Any other business that may properly come before the Meeting.

          THE BOARD OF TRUSTEES OF JHT RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH PROPOSAL.

          Approval of each proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the applicable Acquired Fund.

          Each shareholder of record at the close of business on August 15, 2008 is entitled to receive notice of and to vote at the Meeting.

                                        Sincerely yours,


                                        /s/ JOHN J. DANELLO
                                        John J. Danello
                                        Secretary

September __, 2008
Boston, Massachusetts

                               JOHN HANCOCK TRUST
                               601 Congress Street
                        Boston, Massachusetts 02210-2805

                           PROXY STATEMENT/PROSPECTUS
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 14, 2008

                        RELATING TO THE COMBINATIONS OF:

          (1)  THE MANAGED TRUST INTO THE LIFESTYLE BALANCED TRUST;

          (2)  THE EMERGING GROWTH TRUST INTO THE SMALL CAP GROWTH TRUST;

          (3)  THE SMALL CAP TRUST INTO THE SMALL CAP GROWTH TRUST; AND

          (4)  THE U.S. CORE TRUST INTO THE FUNDAMENTAL VALUE TRUST.

          This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees (the "Board") of John Hancock Trust ("JHT") of proxies to be used at a Special Meeting of Shareholders of JHT to be held at 601 Congress Street, Boston, Massachusetts 02210, on OCTOBER 14, 2008, AT 10:00 A.M., EASTERN TIME (the "Meeting").

          At the Meeting, shareholders of each of four series or funds of JHT - the Managed Trust, Emerging Growth Trust, Small Cap Trust and U.S. Core Trust (each, an "Acquired Fund"), will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") providing for the combination of the Acquired Fund into the corresponding JHT fund listed below (each, an "Acquiring Fund") (each a "Combination" and collectively the "Reorganization"):

ACQUIRED FUNDS              CORRESPONDING ACQUIRING FUNDS
--------------              -----------------------------
Managed Trust           -   Lifestyle Balanced Trust
Emerging Growth Trust   -   Small Cap Growth Trust
Small Cap Trust         -   Small Cap Growth Trust
U.S. Core Trust         -   Fundamental Value Trust

          Under the Plan and with respect to each of the four Combinations comprising the Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of its corresponding Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the corresponding Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization (the "Exchange Date"). Holders of Series I, Series II and NAV shares, as applicable, of the Acquired Fund will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund. If approved by shareholders of an Acquired Fund, the Reorganization is expected to occur with respect to that Fund as of the close of regularly scheduled trading on the NYSE on November 7, 2008. All share classes of each Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the form of the Plan attached hereto as Appendix A.

          This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. JHT's Annual and Semi-Annual Reports to Shareholders contain additional information about the investments of the Acquired and Acquiring Funds, and the most recent Annual Report contains discussions of the market conditions and investment strategies that significantly affected such Funds during their fiscal year ended December 31, 2007. Copies of these reports may be obtained at no charge by calling the appropriate toll free number listed below.

          Effective June 27, 2008, Davis Selected Advisers, L.P. ("Davis"), the subadviser to the Fundamental Value Trust, became the subadviser to the U.S. Core Trust. Consequently, this Acquiring Fund and its corresponding Acquired Fund have the same subadviser. JHT IS NOT REQUIRED TO OBTAIN SHAREHOLDER APPROVAL, AND IS NOT REQUESTING THAT YOU GIVE VOTING INSTRUCTIONS, WITH RESPECT TO THIS SUBADVISER CHANGE. The enclosed Proxy Statement/Prospectus, however, provides information about Davis and the new subadvisory arrangements for the U.S. Core Trust.

          A Statement of Additional Information dated August __, 2008 (the "SAI") relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. Copies of the SAI may be obtained without charge by writing to JHT at the address stated above or by calling the appropriate toll free number listed below. If shareholders have any questions regarding the Reorganization, please call the appropriate toll free number listed below:

          --(800) 344-1029 (JHLICO (U.S.A.) variable annuity contracts); --(800) 827-4546 (JHLICO (U.S.A.) variable life contracts); --(800) 551-2078 (JHLICO New York variable annuity contracts); --(888) 267-7784 (JHLICO New York variable life contracts); or --(800) 824-0335 (JHLICO and JHVLICO contracts).

          JHT is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC's EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC's Public Reference Room.

          THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          The date of this Proxy Statement/Prospectus is September __, 2008.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INTRODUCTION ............................................................      5

OVERVIEW OF THE REORGANIZATION ..........................................      5

PROPOSAL 1   Approval of Agreement and Plan of Reorganization providing for the Combination of the Managed Trust into the Lifestyle
             Balanced Trust.
             (Only shareholders of the Managed Trust will vote on
             Proposal 1) ................................................      7

PROPOSAL 2   Approval of Agreement and Plan of Reorganization providing for the Combination of the Emerging Growth Trust into the
             Small Cap Growth Trust.
             (Only shareholders of the Emerging Growth Trust will vote on
             Proposal 2) ................................................     14

PROPOSAL 3   Approval of Agreement and Plan of Reorganization providing for the Combination of the Small Cap Trust into the Small
             Cap Growth Trust.
             (Only shareholders of the Small Cap Trust will vote on
             Proposal 3) ................................................     21

PROPOSAL 4   Approval of Agreement and Plan of Reorganization providing for the Combination of the U.S. Core Trust into the
             Fundamental Value Trust.
             (Only shareholders of the U.S. Core Trust will vote on
             Proposal 4) ................................................     28

INFORMATION ABOUT THE REORGANIZATION ....................................     34
             Agreement and Plan of Reorganization .......................     34
             Reasons for the Reorganization .............................     35
             Board Consideration of the Reorganization ..................     35
             Description of the Securities to Be Issued .................     38
             Federal Income Tax Consequences ............................     39

CAPITALIZATION ..........................................................     41

ADDITIONAL INFORMATION ABOUT THE FUNDS ..................................     43
             Subadvisers and Portfolio Managers .........................     43
             Rule 12b-1 Fees ............................................     45
             Dividends and Distributions ................................     46
             Purchase and Redemption of Shares ..........................     46
             Disruptive Short-Term Trading ..............................     47
             Tax Matters ................................................     48
             Policy Regarding Disclosure of Fund Holdings ...............     50
             Broker Compensation and Revenue Sharing Arrangements .......     50

ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL RISKS AND INVESTMENT
   POLICIES .............................................................     51
             Other Permitted Investments by the Funds of Funds ..........     51
             Risks of Investing in Certain Types of Securities ..........     52
             Additional Investment Policies .............................     61

SHAREHOLDERS AND VOTING INFORMATION .....................................     67
OUTSTANDING SHARES AND SHARE OWNERSHIP ..................................     69
FINANCIAL STATEMENTS ....................................................     70
LEGAL MATTERS ...........................................................     70
OTHER MATTERS ...........................................................     70

APPENDIX A   Form of Agreement and Plan of Reorganization ...............    A-1
APPENDIX B   Additional Information About Davis .........................    B-1
APPENDIX C   Financial Highlights .......................................    C-1

                                  INTRODUCTION

          This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of proxies to be used at the Meeting. The Board has designated August 15, 2008 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHT held.

          JHT. JHT is a Massachusetts business trust that is a no-load open-end investment company, commonly known as a mutual fund, registered under the 1940 Act. JHT currently offers 122 separate series or funds (each a "Fund"), including the Acquired and Acquiring Funds. JHT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts ("variable contracts"), certain entities affiliated with the insurance companies and other Funds of JHT that operate as funds-of-funds.

          INVESTMENT MANAGEMENT. John Hancock Investment Management Services, LLC ("JHIMS" or the "Adviser") serves as investment adviser to JHT and to each Fund that has an adviser, including the Acquired and Acquiring Funds. Pursuant to an investment advisory agreement with JHT dated May 1, 1999, as amended (the "Advisory Agreement"), JHIMS is responsible for, among other things, administering the business and affairs of JHT and selecting, contracting with, compensating and monitoring the investment subadvisers that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with JHIMS. JHIMS is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Each of the subadvisers to the Acquired and Acquiring Funds is also registered as an investment adviser under the Advisers Act.

          THE DISTRIBUTOR. John Hancock Distributors, LLC ("JH Distributors") serves as JHT's distributor.

          The offices of JHIMS and JH Distributors are located at 601 Congress Street, Boston, Massachusetts 02210, and their ultimate parent entity is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the United States.

                         OVERVIEW OF THE REORGANIZATION

          At its meeting held on June 26-27, 2008, the Board, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of JHT or the Adviser (the "Independent Trustees"), approved the Plan providing for the Combination of each Acquired Fund into its corresponding Acquiring Fund. The Reorganization contemplates, with respect to each Combination: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund;
(ii) the distribution to shareholders of the Acquired Fund of the shares of the Acquiring Fund; and (ii) the liquidation and termination of the Acquired Fund.

          As a result of the Reorganization, shareholders of the Acquired Funds will become shareholders of the corresponding Acquiring Funds. In each Combination, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of its corresponding Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a total value equal to the total value of that shareholder's shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the "Exchange Date"). Holders of Series I, Series II and NAV shares, as applicable, of an Acquired Fund will receive, respectively, Series I, Series II and NAV shares of the corresponding Acquiring Fund.

          With the exception of the Combination involving the Managed Trust, insofar as it invests directly in equity and fixed-income securities and its Acquiring Fund, as a fund of funds, invests indirectly in such securities through other JHT funds, the Reorganization will permit shareholders of the Acquired Funds to pursue substantially the same or similar investment objectives and/or principal strategies as shareholders of the corresponding Acquiring Funds.

Although the Acquiring Funds have substantially the same (in the case of the combination involving the U.S. Core Trust) or higher overall expense ratios than their corresponding Acquired Funds, each of the Acquiring Funds (except for the Lifestyle Balanced Trust for the one-year period) has, for the one- and five-year and in some cases ten-year (or since inception) periods ended March 31, 2008, significantly outperformed its corresponding Acquired Fund as well as its own peer group average and benchmark index. In addition, while certain of the Acquired Funds are relatively small in terms of asset size and are believed unlikely to attract significant new assets, each Acquired Fund in combination with its corresponding Acquiring Fund is expected to have improved prospects for growth and efficient management.

          The factors that the Board considered in deciding to approve the Reorganization and each Combination are discussed below under "Information About the Reorganization - Board Consideration of the Reorganization."

          The Combination of the U.S. Core Trust into the Fundamental Value Trust (Proposal 4) will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Although the Combinations of the Managed Trust into the Lifestyle Balanced Trust (Proposal 1), the Emerging Growth Trust into the Small Cap Growth Trust (Proposal 2) and the Small Cap Trust into the Small Cap Growth Trust (Proposal
3) will not so qualify, these transactions will not be taxable events for federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of these Acquired Funds. See "Information About the Reorganization - Federal Income Tax Consequences."

          In order to qualify as a tax-free reorganization, a business combination must satisfy, among other tests, a "continuity of business enterprise" ("COBE") test. Generally, this means that an acquiring entity must either continue the historic business of the acquired entity or use a significant portion of the acquired entity's historic assets in a business. The Combination under Proposal 1 will not satisfy this test because significant differences between the investment strategies and portfolio securities of the Acquired Fund, which invests directly in equity and fixed-income securities, and the Acquiring Fund, which is a fund of funds investing principally in shares of other JHT Funds, will require the Acquired Fund to sell substantially all of its portfolio securities before the Combination and preclude the Acquiring Fund from continuing the historic business of the Acquired Fund or using a significant portion of its assets after the Combination. In addition to satisfying the COBE and other tests, the acquiring entity in a business combination qualifying as a tax-free reorganization must acquire substantially all the acquired entity's assets. The Combinations under Proposals 2 and 3 will not satisfy this test because, with respect to each, JHT's Lifestyle Trusts, which operate as funds of funds, are expected to redeem a substantial portion of the assets of the Acquired Fund in connection with Reorganization (see "Capitalization" below), causing the Acquiring Fund to be treated as not having acquired substantially all the assets of the Acquired Fund.

          The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See "Additional Information About the Funds - Purchase and Redemption of Shares."

          Shareholders will not incur directly any fee in connection with the Reorganization. However, the expenses of the Combinations involving the Managed Trust and the U.S. Core Trust will be borne by those Acquired Funds because they are expected principally to benefit from the Combinations, and shareholders of (and variable contract owners participating in) these Funds will therefore bear indirectly their proportionate shares of such expenses. The expenses of the Combinations involving the Emerging Growth Trust and the Small Cap Trust will be borne by the Adviser in view of the expected, significant asset redemptions from those Acquired Funds by the Lifestyle Trusts in connection with the Combinations as stated above. If the Reorganization is not consummated as to an Acquired Fund, the expenses of the Reorganization as to that Fund will be paid by JHIMS. In addition, to the extent that an Acquired Fund prior to the Reorganization disposes of portfolio securities that are not consistent with its corresponding Acquiring Fund's investment process, the Acquired Fund will incur brokerage commissions and other transaction costs in connection with such transactions, reducing the net asset value of its shares. These portfolio transitioning costs are expected to be substantial with respect to the Combination under Proposal 1 because, as stated above, the Managed Trust will sell substantially all of its portfolio securities prior to its Combination with the Lifestyle Balanced Trust.

                                   PROPOSAL 1

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
                      THE COMBINATION OF THE MANAGED TRUST
                        INTO THE LIFESTYLE BALANCED TRUST

                         OVERVIEW OF THE REORGANIZATION

          Shareholders of the Managed Trust (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the Lifestyle Balanced Trust (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

            MANAGED TRUST                       LIFESTYLE BALANCED TRUST
           (Acquired Fund)                          (Acquiring Fund)

             Approximate Net Assets as of May 31, 2008 (unaudited):

             $1.2 billion                             $10.8 billion

                               Investment Adviser:

                                      JHIMS

                             Investment Subadvisers:

Grantham, Mayo, Van Otterloo & Co.      MFC Global Investment Management
LLC ("GMO"); and                        (U.S.A.) Limited ("MFC Global (U.S.A.)")
Declaration Management and Research
LLC ("Declaration")                     Deutsche Investment Management Americas
                                        Inc. provides subadvisory consulting
                                        services to MFC Global (U.S.A.) in its
                                        management of the Fund.

                              Investment Objective:

To seek income and long-term capital    A balance between a high level of
appreciation.                           current income and growth of capital,
                                        with a greater emphasis on growth of
                                        capital.

                        Principal Investment Strategies:

Under normal market conditions, the     The Fund operates as a fund of funds and
Fund invests primarily in a             invests approximately 40% of its assets
diversified mix of: (a) common stocks   in Underlying Funds which invest
of large capitalization U.S.            primarily in fixed income securities and
companies; and (b) bonds with an        approximately 60% in Underlying Funds
overall intermediate term average       which invest primarily in equity
maturity.                               securities.

The Fund employs a multi-manager        Variations in the target percentage
approach with two subadvisers, each     allocation between Underlying Funds
of which employs its own investment     which invest primarily in equity
approach and independently manages      securities and Underlying Funds which
its portion of the Fund. The Fund       invest primarily in fixed-income
will be rebalanced quarterly so that    securities are permitted up to 10% in
each subadviser manages the following   either direction.
portion of the Fund:

            MANAGED TRUST                       LIFESTYLE BALANCED TRUST
           (Acquired Fund)                          (Acquiring Fund)

60%* GMO
40%* Declaration

*Percentages are approximate. Because   Thus, based on its target percentage
the Fund is only rebalanced             allocation of approximately 60% of
quarterly, the actual portion of the    assets in equity Underlying Funds and
Fund managed by each subadviser will    40% in fixed-income Underlying Funds,
vary during each calendar quarter.      the Fund may have an equity/fixed-income
                                        Underlying Funds allocation of 70%/30%
This allocation methodology may         or 50%/50%. Although variations beyond
change in the future.                   the 10% range are generally not
                                        permitted, the subadviser may determine
GMO. In managing its portion of the     in light of market or economic
Fund, GMO seeks to outperform its       conditions that the normal percentage
benchmark, currently, the S&P 500       limitations should be exceeded to
Index, an index of large                protect the Fund or to achieve its
capitalization U.S. stocks,             objective.
independently maintained and
published by Standard & Poor's.         Within the prescribed percentage
                                        allocation, the subadviser selects the
GMO typically invests its portion of    percentage level to be maintained in
the Fund in equity investments in       specific Underlying Funds. The assets of
U.S. companies with larger              the Fund are rebalanced quarterly to
capitalizations to gain broad           maintain the selected percentage level.
exposure to the U.S. equity market.     The subadviser may from time to time
GMO defines "larger capitalizations"    adjust the percentage of assets invested
as capitalizations similar to the       in any specific Underlying Funds to
capitalizations of companies that       increase or decrease the Fund's holdings
issue stocks included in the S&P 500    of particular assets classes, such as
Index ($744 million to $468.29          common stocks of foreign issuers, to
billion as of February 29, 2008).       adjust portfolio quality or the duration
Under normal circumstances, GMO         of fixed-income securities, to increase
invests at least 80% of its portion     or reduce the percentage of the Fund's
of the Fund in investments tied         assets subject to the management of a
economically to the U.S.                particular subadviser or to reflect
                                        fundamental changes in the investment
GMO uses proprietary research and       environment.
quantitative models to seek out
stocks it believes are undervalued or   The Fund may invest in various Funds of
it believes have improving              JHT that as a group hold a wide range of
fundamentals. Generally, these stocks   equity type securities in their
trade at prices below what GMO          portfolios. These include small-, mid-
believes to be their fundamental        and large-capitalization stocks,
value. GMO also uses proprietary        domestic and foreign securities
techniques to adjust the Fund for       (including emerging market securities)
factors such as stock selection         and sector holdings such as utilities
discipline (criteria used for           and science and technology stocks. Each
selecting stocks), industry and         of these Funds has its own investment
sector weights, and market              strategy which, for example, may focus
capitalization. The factors             on growth stocks or value stocks or may
considered by GMO and the models it     employ a strategy combining growth and
uses may change over time.              income stocks and/or may invest in
                                        derivatives such as options on
GMO intends that its portion of the     securities and futures contracts.
Fund will be fully invested and         Certain of these Funds focus their
generally will not take temporary       investment strategy on fixed-income
defensive positions through             securities, which may include investment
investment in cash and high quality     grade and below investment grade debt
money market instruments. GMO in        securities with maturities that range
managing its portion of the Fund may    from short to longer term. The
(but is not obligated to) use a wide    fixed-income Funds collectively hold
variety of exchange-traded and          various types of debt instruments such
over-the-counter derivative             as corporate bonds and mortgage backed,
instruments, including options,         government issued, domestic and
futures, and swap contracts, to (i)     international securities.
hedge equity exposure; (ii) replace
direct investing (e.g., creating        In addition to investing in exchange
equity exposure through the use of      traded funds, the Fund may also invest
futures contracts or other derivative   in the securities of other investment
instruments); or (iii) manage risk by   companies and may make direct
implementing shifts in investment       investments in other types of
exposure.                               investments. See

            MANAGED TRUST                       LIFESTYLE BALANCED TRUST
           (Acquired Fund)                          (Acquiring Fund)

DECLARATION. Declaration selects        "Additional Information About the Funds'
bonds using a combination of            Principal Risks and Investment Policies
proprietary research and quantitative   -- Other Permitted Investments by the
tools. Declaration invests in bond      Funds of Funds."
and bond sectors that it believes are
attractively priced based on market     For defensive purposes in abnormal
fundamentals and technical factors.     market conditions or to meet redemption
Declaration opportunistically           requests or make anticipated cash
emphasizes bonds with yields in         payments, the Fund may temporarily
excess of Treasury securities.          invest extensively in cash and cash
                                        equivalents. In taking these measures,
Declaration normally has no more than   the Fund might not achieve its
10% of its bond total assets in high    investment goal.
yield bonds (commonly known as "junk
bonds") and normally invests in
foreign securities only if U.S.
dollar denominated. The Fund may
invest in asset-backed securities
rated, at the time of purchase, less
than A (but not rated lower than B by
S&P or Moody's). Under normal
circumstances, no more than 15% of
the Fund will be invested in
asset-backed securities rated less
than A by both rating agencies.

Except as otherwise stated below
under "Temporary Defensive
Investing," the portion of the Fund
managed by Declaration normally has
10% or less (usually lower) of its
total assets in cash and cash
equivalents.

                          Hedging and Other Strategies:

Each Fund is authorized to use all of the various investment strategies referred to below under "Additional Information about the Funds' Principal Risks and Investment Policies - Risks of Investing in Certain Types of Securities - Hedging, Derivatives and Other Strategic Transactions Risk." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

                         Temporary Defensive Investing:

In abnormal market conditions, each Fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the Fund may not achieve its investment goals.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

          The investment strategies of the Acquired Fund and the Acquiring Fund are different insofar as the former invests directly in equity and fixed-income securities and the latter, as a fund of funds, invests indirectly in such securities though Underlying Funds. However, the Acquired and Acquiring Funds have substantially the same investment objectives and, with respect to their strategies, each invests - the Acquired Fund directly and the Acquiring Fund indirectly - approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed-income securities. Because the Acquiring Fund may invest in a wide range of equity and fixed-income Underlying Funds, it may invest indirectly in a broader range of equity and fixed-income securities than the Acquired Fund invests in directly. For example, the equity portion of the Acquired Fund invests primarily in larger capitalization U.S. companies, while the equity Underlying Funds that are available to the Acquiring Fund may invest in small- , large- and mid-cap as well as domestic and foreign equity securities.

          The investment objective of each Fund may be changed by the Board without shareholder approval.

                         FEES AND EXPENSES OF THE FUNDS

          The Acquired Fund issues only NAV shares, and shareholders of the Acquired Fund will receive NAV shares of the Acquiring Fund in the proposed Combination. The following table sets forth the ratios of expenses to average net assets attributable to the NAV shares of the Acquired and Acquiring Funds for the year ended December 31, 2007, and the pro forma expense ratios of the NAV shares of the Acquiring Fund assuming that the Reorganization had occurred at the commencement of the year ended December 31, 2007, and based upon the fee arrangements that will be in place upon the consummation of the Reorganization. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average daily net assets)

                                         MANAGED TRUST    LIFESTYLE BALANCED TRUST    LIFESTYLE BALANCED TRUST
                                        (Acquired Fund)       (Acquiring Fund)       (Acquiring Fund)(Pro Forma)
                                              NAV                   NAV                          NAV
                                        ---------------   ------------------------   ---------------------------
MANAGEMENT FEES                               0.69%                 0.04%                      0.04%
DISTRIBUTION AND SERVICE (12B-1) FEES         0.00%                 0.00%                      0.00%
OTHER EXPENSES                                0.02%                 0.02%                      0.02%
ACQUIRED FUND FEES AND EXPENSES (1)           0.00%                 0.82%                      0.82%
TOTAL OPERATING EXPENSES (1)                  0.71%                 0.88%                      0.88%

----------
(1) Total Operating Expenses include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Fund Annual Expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

     EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the NAV shares of the Acquired and Acquiring Funds. The examples assume that a shareholder invests $10,000 in the particular Fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder's investment has a 5% return each year and that each Fund's operating expense levels remain the same as those set forth in the expense table above. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                            MANAGED TRUST    LIFESTYLE BALANCED TRUST     LIFESTYLE BALANCED TRUST
                           (Acquired Fund)       (Acquiring Fund)       (Acquiring Fund)(Pro Forma)
                                 NAV                    NAV                         NAV
                           ---------------   ------------------------   ---------------------------
ONE YEAR                         $ 73                 $   90                       $   90
THREE YEARS                      $227                 $  281                       $  281
FIVE YEARS                       $395                 $  488                       $  488
TEN YEARS                        $883                 $1,085                       $1,085

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

          In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. As described above, although the Funds have different principal strategies, they have substantially the same investment objectives and risks. The Acquiring Fund, as a fund of funds, bears indirectly the risks of the equity, fixed-income and other securities in which its Underlying Funds invest. In addition, certain risks apply directly to the Acquiring Fund as a fund of funds. The risks of investing in the Funds include the following:

Risks Applicable to both Funds:

-    Active Management Risk

-    Equity Securities Risk

-    Foreign Securities Risk

-    High Portfolio Turnover Risk

-    Issuer Risk

-    Liquidity Risk

-    Fixed-Income Securities Risk

-    Credit and Counterparty Risk

-    Hedging, Derivatives and Other Strategic Transactions Risk

Risks Applicable to Acquiring Fund:

-    Fund of Funds Risk

-    Exchange Traded Funds Risk

-    Investment Company Securities Risk


          Each of these risks is described below under "Additional Information About the Funds' Principal Risks and Investment Policies" and in the SAI under "Risk Factors."

               INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

          Under the Advisory Agreement, each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each Fund. The fee for each Fund is accrued and paid daily and is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the Fund and dividing the sum so determined by Aggregate Net Assets. As indicated in the notes to the table below, "Aggregate Net Assets" may include, in addition to the net assets of the Fund, the net assets of one or more other Funds of JHT or corresponding series or funds of John Hancock Funds II ("JHF II") that are also advised by JHIMS and subadvised by the same subadviser as the Fund (but only for the period during which the subadviser serves as such to the Fund and such other JHT Funds or JHF II funds). As described in note 2 to the table below, the management fee for the Acquiring Fund is calculated separately with respect to "Affiliated Fund Assets" and "Other Assets."

                           INVESTMENT MANAGEMENT FEES
                (AS A PERCENTAGE OF AGGREGATE NET ASSETS) (1)(2)

          MANAGED TRUST (1)                   LIFESTYLE BALANCED TRUST (2)
           (Acquired Fund)                          (Acquiring Fund)

      0.69% at all asset levels.                Affiliated Fund Assets:
                                          0.05% of the first $7.5 billion; and
                                         0.04% of the excess over $7.5 billion.

                                                     Other Assets:
                                          0.50% of the first $7.5 billion; and
                                         0.49% of the excess over $7.5 billion.

----------
(1) The Aggregate Net Assets of the Acquired Fund include only the net assets of that Fund.

(2) The Aggregate Net Assets of the Acquiring Fund include the net assets of that Fund, the net assets of the four other JHT Lifestyle Trusts and the net assets of the five corresponding JHF II Lifestyle Funds. The management fee for the Acquiring Fund has two components: (a) a fee on assets invested in Funds of JHT or funds of JHF II or John Hancock Funds III ("Affiliated Fund Assets") and (b) a fee on assets other than Affiliated Fund Assets ("Other Assets"). The annual fee rates determined by applying the above percentage rates for Affiliated Fund Assets to Aggregate Net Assets and the above percentage rates for Other Assets to Aggregate Net Assets are then applied, respectively, to Affiliated Fund Assets and Other Assets. As of May 31, 2008, the Aggregate Net Assets of the Acquiring Fund were $57,968,376,197.

          GMO and Declaration serve as the subadvisers to the Acquired Fund, and each is responsible for managing the investment and reinvestment of its assigned portion of the Acquired Fund's assets. MFC Global (U.S.A.) serves as the subadviser to the Acquiring Fund and is responsible for managing the investment and reinvestment of its assets. For its services, each such subadviser receives a subadvisory fee from JHIMS which is determined by applying to the net assets of the applicable Fund an annual percentage rate that is determined in a manner similar to that used for the advisory fees for the respective Funds as described above. THE SUBADVISORY FEES FOR THE FUNDS ARE PAID BY JHIMS AND ARE NOT ADDITIONAL CHARGES TO THE FUNDS.

          For additional information about these subadvisers and information about the portfolio manager(s) for the Funds, see "Additional Information About the Funds - Subadvisers and Portfolio Managers."

                                   PERFORMANCE

          Set forth below is a bar chart for each of the Acquired and Acquiring Funds and a comparative performance table that provide some indication of the risks of investing in the Funds. Performance information in the bar charts and performance table reflects all fees charged to the respective Funds such as advisory fees and all Fund expenses. Neither Fund charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. THE PAST PERFORMANCE OF A FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

          Bar Charts. The bar charts show changes in the performance of the oldest class of shares of each Fund (NAV shares of the Acquired Fund and Series I shares of the Acquiring Fund) over the last ten years. For the Acquiring Fund, the performance of NAV shares is higher than Series I share performance because Series I shares are, and NAV shares are not, subject to Rule 12b-1 fees.

MANAGED TRUST
(Acquired Fund) (NAV shares)

Best Quarter: Q4 '98, 14.77%
Worst Quarter: Q3 '02, -10.91%

[INSERT BAR CHART]

20.4%  9.1%   0.0%   -2.8%  -13.2%  19.0%  8.2%   2.7%   7.5%   2.0%
1998   1999   2000   2001    2002   2003   2004   2005   2006   2007

LIFESTYLE BALANCED TRUST
(Acquiring Fund) (Series I shares)

Best Quarter: Q2 '03, 11.62%
Worst Quarter: Q3 '98, -10.36%

[INSERT BAR CHART]

5.7%   12.4%  2.3%   -4.8%  -10.0%  24.0%  13.5%  6.9%   12.7%  6.5%
1998   1999   2000   2001   2002    2003   2004   2005   2006   2007

          Table. The following table shows, for the indicated periods ended December 31, 2007, the annualized total returns of the NAV shares of the Acquired Fund and the NAV shares and Series I shares of the Acquiring Funds as well as the performance of certain indices that are broad measures of market performance.

                                                  ONE    FIVE    TEN
                                                 YEAR   YEARS   YEARS
                                                 ----   -----   -----
MANAGED TRUST
(Acquired Fund)                       NAV (1)    1.95%   7.70%  4.85%
Combined Index (2)                               6.22%   9.51%  6.26%
S&P 500 Index                                    5.49%  12.83%  5.91%
Lehman Brother Aggregate Bond Index              6.97%   4.42%  5.97%

LIFESTYLE BALANCED TRUST
(Acquiring Fund)                      Series I   6.47%  12.54%  6.51%
                                      NAV (3)    6.52%  12.57%  6.53%
S&P 500 Index                                    5.49%  12.83%  5.91%
Combined Index (4)                               6.22%   9.51%  6.26%

----------
(1) NAV shares of the Acquired Fund were first offered on April 29, 2005 in connection with JHT's acquisition on that date of all the assets of the Managed Fund of John Hancock Variable Series Trust I ("JHVST") in exchange for NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole share class of the JHVST Managed Fund, the Acquired Fund's predecessor. These shares were first issued on March 29, 1986.

(2) The Combined Index represents 50% of the S&P 500 Index and 50% of the Lehman Brothers Aggregate Bond Index from April 1986 to December 1997, then 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index from January 1998 and thereafter.

(3) NAV shares of the Acquiring Fund were first offered on April 29, 2005. NAV share performance presented for periods prior to April 29, 2005 represents the performance of Series I shares which have higher expenses than NAV shares. Had the performance of NAV shares prior to April 29, 2005 reflected NAV share expenses, this performance would be higher.

(4) The Combined Index represents 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.

                                   PROPOSAL 2

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
                  THE COMBINATION OF THE EMERGING GROWTH TRUST
                         INTO THE SMALL CAP GROWTH TRUST

                         OVERVIEW OF THE REORGANIZATION

          Shareholders of the Emerging Growth Trust (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the Small Cap Growth Trust (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Reorganization."

          As is more fully described under Proposal 3, below, the Small Cap Trust, another JHT Fund, is also proposed to be combined into the Acquiring Fund in the Reorganization. The implementation of each such Combination is not contingent upon shareholder approval and implementation of the other Combination.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

        EMERGING GROWTH TRUST                     SMALL CAP GROWTH TRUST
           (Acquired Fund)                           (Acquiring Fund)

             Approximate Net Assets as of May 31, 2008 (unaudited):

            $16.2 million*                            $285.2 million

*    This figure does not reflect a
     proposed redemption by the
     Lifestyle Trusts of
     approximately $7 million
     expected to take place in
     October 2008. See
     "Capitalization."

                               Investment Adviser:

                                      JHIMS

                             Investment Subadvisers:

MFC Global Investment Management         Wellington Management Company, LLP
(U.S.), LLC ("MFC Global (U.S.)")        ("Wellington Management")

                              Investment Objective:

To seek superior long-term rates of      To seek long-term capital
return through capital appreciation.     appreciation.

                        Principal Investment Strategies:

Under normal market conditions, the      Under normal market conditions, the
Fund seeks to achieve its objective by   Fund invests at least 80% of its net
investing primarily in high quality      assets (plus any borrowings for
securities (those with a proven track    investment purposes) in small-cap
record of performance and/or growth)     companies. For the purposes of the
and convertible instruments of           Fund, "small cap companies" are those
small-cap U.S. companies.                with market capitalizations, at the
                                         time of investment, not exceeding the
                                         maximum market capitalization of

        EMERGING GROWTH TRUST                     SMALL CAP GROWTH TRUST
           (Acquired Fund)                           (Acquiring Fund)

The Fund will focus on purchasing high   any company represented in either the
quality securities of small-cap U.S.     Russell 2000 Index ($7.68 billion as
companies whose growth prospects are     of February 29, 2008) or the S&P Small
better than average because they have    Cap 600 Index ($11.13 billion as of
a unique product or a                    February 29, 2008).
technology/service edge or an
expanding market share.                  The Fund invests in small-cap companies
                                         that are believed to offer
The subadviser focuses on a universe     above-average potential for growth in
of approximately 1000 leading emerging   revenues and earnings. Market
growth stocks (those with growth         capitalizations of companies in the
prospects that are expected to be        indices change over time; however, the
better than average) derived through a   Fund will not sell a security just
host of considerations including:        because a company has grown to a market
size, fundamental analysis, balance      capitalization outside the maximum
sheet and market share analysis,         range of the indices.
company and industry growth prospects
and management interviews. The           The subadviser selects stocks using a
subadviser then uses a proprietary,      combination of quantitative screens
quantitative system to rank stocks       and bottom-up, fundamental security
based on a variety of financial          research. Quantitative screening seeks
measures. Top-ranked stocks meeting      to narrow the list of small
both fundamental and quantitative        capitalization companies and to
criteria will be considered for the      identify a group of companies with
Fund.                                    strong revenue growth and accelerating
                                         earnings. Fundamental equity research
The Fund may invest in foreign           seeks to identify individual companies
securities and may have exposure to      from that group with a higher
foreign currencies through its           potential for earnings growth and
investment in these securities, its      capital appreciation.
direct holdings of foreign currencies
or through its use of foreign currency   The subadviser looks for companies
exchange contracts for the purchase or   based on a combination of criteria
sale of a fixed quantity of a foreign    including one or more of the
currency at a future date. Investments   following:
in foreign securities may include
depositary receipts.                     -    Improving market shares and
                                              positive financial trends;
The Fund's investment process may, at
times, result in a higher than average   -    Superior management with
portfolio turnover ratio and increased        significant equity ownership; and
trading expenses.
                                         -    Attractive valuations relative to
                                              earnings growth outlook.

                                         The Fund is likely to experience
                                         periods of higher turnover in
                                         portfolio securities and increased
                                         trading expenses because the
                                         subadviser frequently adjusts the
                                         selection of companies and/or their
                                         position size based on these criteria.
                                         The Fund's sector exposures are
                                         broadly diversified, but are primarily
                                         a result of stock selection and
                                         therefore may vary significantly from
                                         its benchmark. The Fund may invest up
                                         to 25% of its total assets in foreign
                                         securities, including emerging market
                                         securities.

                                         Except as otherwise stated below under
                                         "Temporary Defensive Investing," the
                                         Fund normally has 10% or less (usually
                                         lower) of its total assets in cash and
                                         cash equivalents.

                                         The Fund may invest in IPOs. The Fund
                                         may

        EMERGING GROWTH TRUST                     SMALL CAP GROWTH TRUST
           (Acquired Fund)                           (Acquiring Fund)

                                         also purchase each of the following
                                         types of securities, but not as a
                                         principal investment strategy: U.S.
                                         dollar denominated foreign securities,
                                         certain ETFs, and certain derivatives
                                         (investments whose value is based on
                                         an index or other securities).

                                         The Fund's investment process may, at
                                         times, result in a higher than average
                                         portfolio turnover ratio and increased
                                         trading expenses.

                          Hedging and Other Strategies:

Each Fund is authorized to use all of the various investment strategies referred to below under "Additional Information about the Funds' Principal Risks and Investment Policies - Risks of Investing in Certain Types of Securities - Hedging, Derivatives and Other Strategic Transactions Risk." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

                         Temporary Defensive Investing:

In abnormal market conditions, each Fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents that are inconsistent with its primary investment strategy. In taking those measures, the Fund may not achieve its investment goals.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

          The investment objectives and principal strategies of the Acquired and Acquiring Funds are substantially the same in that both Funds seek capital appreciation ("long-term rates of return through capital appreciation" for the Acquired Fund and "long term capital appreciation" for the Acquiring Fund), both invest, under normal market conditions, primarily in securities of small-cap companies, and both pursue a growth approach to investing. Although both Funds are authorized to invest in foreign securities, the Acquired Fund invests primarily in U.S. companies while the Acquiring Fund may invest up to 25% of its total assets in foreign securities, including emerging market securities.

          The investment objective of each Fund may be changed by the Board without shareholder approval.

                         FEES AND EXPENSES OF THE FUNDS

          The following table sets forth: (1) the ratios of expenses to average net assets attributable to the Series I, Series II and NAV shares of the Acquired Fund for the year ended December 31, 2007; (2) the expense ratios attributable to such shares of the Acquiring Fund for the year ended December 31, 2007, (3) the pro forma expense ratios of such shares of the Acquiring Fund assuming that the Combination of the Acquired and Acquiring Funds under this Proposal 2 had occurred at the commencement of the year ended December 31, 2007; and (4) the pro forma expense ratios of such shares of the Acquiring Fund assuming that the Combinations under both Proposal 2 and Proposal 3 had occurred at the commencement of the year ended December 31, 2007. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher. See Proposal 3 for additional information about the fees and expenses of the Acquired Fund under that proposal.

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average daily net assets)

                                                  DISTRIBUTION                TOTAL      CONTRACTUAL     NET FUND
                                        MANAGE-    AND SERVICE     OTHER    OPERATING      EXPENSE      OPERATING
FUND/CLASS                             MENT FEE   (12B-1)FEES    EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
----------                             --------   ------------   --------   ---------   -------------   ---------
(1) EMERGING GROWTH
(Acquired Fund) (1) (2)
Series I                                 0.80%        0.05%        0.17%      1.02%        (0.00%)        1.02%
Series II                                0.80%        0.25%        0.17%      1.22%        (0.00%)        1.22%
NAV                                      0.80%        0.00%        0.17%      0.97%        (0.00%)        0.97%

(2) SMALL CAP GROWTH
(Acquiring Fund) (1)
Series I                                 1.07%        0.05%        0.06%      1.18%        (0.01%)        1.17%
Series II                                1.07%        0.25%        0.06%      1.38%        (0.01%)        1.37%
NAV                                      1.07%        0.00%        0.06%      1.13%        (0.01%)        1.12%

(3) SMALL CAP GROWTH
(Acquiring Fund)(Pro forma combining
(1) and (2)) (1) (2)
Series I                                 1.07%        0.05%        0.06%      1.18%        (0.01%)        1.17%
Series II                                1.07%        0.25%        0.06%      1.38%        (0.01%)        1.37%
NAV                                      1.07%        0.00%        0.06%      1.13%        (0.01%)        1.12%

(4) SMALL CAP GROWTH
(Acquiring Fund)(Pro forma combining
(1), (2) and the Acquired
Fund under Proposal 3) (1) (2) (3)
Series I                                 1.07%        0.05%        0.06%      1.18%        (0.01%)        1.17%
Series II                                1.07%        0.25%        0.06%      1.38%        (0.01%)        1.37%
NAV                                      1.07%        0.00%        0.06%      1.13%        (0.01%)        1.12%

----------
(1) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Funds or otherwise reimburse the expenses of those Funds ("Participating Funds"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Funds that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each Fund. The Reimbursement will remain in effect until May 1, 2009. Each of the Acquired and Acquiring Funds is a Participating Fund.

(2) JHT's Lifestyle Trusts, which operate as funds of funds, propose to redeem from the Acquired Fund in October 2008 assets of approximately $7 million. If this redemption had taken place at the commencement of the year ended December 31, 2007, the "Net Fund Operating Expenses" of each class of shares of the Acquired Fund in row (1) would have been: Series I: 1.06%; Series II: 1.26%; and NAV: 1.01%; there would, however, have been no change in the pro forma "Net Fund Operating Expenses" of each class of shares of the Acquiring Fund in rows (3) and (4).

(3) As described in Proposal 3, the Lifestyle Trusts also propose to redeem in October 2008 assets from the Acquired Fund under that proposal. If this redemption, as well as the redemption described in note (2), had taken place at the commencement of the year ended December 31, 2007, there would have been no change in the pro forma "Net Fund Operating Expenses" of each class of shares of the Acquiring Fund in row (4).

     EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired and Acquiring Funds. The examples assume that a shareholder invests $10,000 in the particular Fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder's investment has a 5% return each year and that each Fund's operating expense levels remain the same as those set forth in the expense table above. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FUND                             CLASS       ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
----                             ---------   --------   -----------   ----------   ---------
(1) EMERGING GROWTH
(Acquired Fund)                  Series I      $104         $325         $563        $1,248
                                 Series II     $124         $387         $670        $1,477
                                 NAV           $ 99         $309         $536        $1,190

(2) SMALL CAP GROWTH
(Acquiring Fund)                 Series I      $119         $374         $648        $1,431
                                 Series II     $139         $436         $754        $1,657
                                 NAV           $114         $358         $621        $1,374

(3) SMALL CAP GROWTH
(Acquiring Fund) (Pro forma      Series I      $119         $374         $648        $1,431
combining (1) and (2))           Series II     $139         $436         $754        $1,657
                                 NAV           $114         $358         $621        $1,374

(4) SMALL CAP GROWTH
(Acquiring Fund) (Pro forma      Series I      $119         $374         $648        $1,431
combining (1), (2) and the       Series II     $139         $436         $754        $1,657
Acquired Fund under Proposal 3)  NAV           $114         $358         $621        $1,374

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

          In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because both Funds seek capital appreciation and invest primarily in small-cap companies and with a growth approach to investing, as described above, they have substantially similar risks. The Acquiring Fund may, however, have greater exposure to foreign securities risk. The risks of investing in the Funds include the following:

Risks Applicable to both Funds:

-    Active Management Risk

-    Equity Securities Risk

-    Foreign Securities Risk

-    Issuer Risk

-    Liquidity Risk

-    High Portfolio Turnover Risk

-    Small and Medium Size

-    Companies Risk

Risks Applicable to Acquiring Fund:

-    Initial Public Offerings Risk

          Each of these risks is described below under "Additional Information About the Funds' Principal Risks and Investment Policies" and in the SAI under "Risk Factors."

               INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

          Under the Advisory Agreement, each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each Fund. The fee for each Fund is accrued and paid daily and is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the Fund and dividing the sum so determined by Aggregate Net Assets. As indicated in note 1 to the table below, "Aggregate Net Assets" may include, in addition to the net assets of the Fund, the net assets of a corresponding series or fund of JHF II that is also advised by JHIMS and has the same subadviser as the Fund (but only for the period during which the Fund and the corresponding JHF II fund have the same subadviser).

                           INVESTMENT MANAGEMENT FEES
                (AS A PERCENTAGE OF AGGREGATE NET ASSETS) (1)(2)

       EMERGING GROWTH TRUST (1)              SMALL CAP GROWTH TRUST (2)
           (Acquired Fund)                         (Acquiring Fund)

      0.800% at all asset levels.         1.10% of the first $100 million; and;
                                          1.05% of the excess over $100 million.

----------
(1) The Aggregate Net Assets of the Acquired Fund include the net assets of that Fund and of the JHF II Emerging Growth Fund. As of May 31, 2008, the JHF II Emerging Growth Fund had net assets of approximately $137,638,875. A substantial portion of the net assets of the JHF II Emerging Growth is expected to be redeemed in October 2008.

(2) The Aggregate Net Assets of the Acquiring Fund include the net assets only of that Fund.

          MFC Global (U.S.) and Wellington Management serve as the subadvisers to the Acquired and Acquiring Funds, respectively, and each is responsible for managing the investment and reinvestment of its Fund's assets. For its services, each subadviser receives a subadvisory fee from JHIMS that is determined by applying to the net assets of the applicable Fund an annual percentage rate that is determined in a manner similar to that used for the advisory fee for that Fund as described above. THE SUBADVISORY FEE FOR EACH FUND IS PAID BY JHIMS AND IS NOT AN ADDITIONAL CHARGE TO THE FUND.

          For additional information about these subadvisers and information about the portfolio manager(s) for the Funds, see "Additional Information About the Funds - Subadvisers and Portfolio Managers."

                                   PERFORMANCE

          Set forth below is a bar chart for each of the Acquired and Acquiring Funds and a comparative performance table that provide some indication of the risks of investing in the Funds. Performance information in the bar charts and performance table reflects all fees charged to the respective Funds such as advisory fees and all Fund expenses. Neither Fund charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. THE PAST PERFORMANCE OF A FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

          Bar Charts. The bar charts show changes in the performance of the oldest class of shares of each Fund (Series I shares of the Acquired Fund and NAV shares of the Acquiring Fund) over the last ten years or, if shorter, from the inception date of the Fund. For each Fund, the performance of Series I shares is higher than Series II performance because Series II shares are subject to higher Rule 12b-1 fees than Series I shares, and the performance of NAV shares is higher than Series I and Series II performance since NAV shares are not subject to Rule 12b-1 fees.

EMERGING GROWTH TRUST

(Acquired Fund) (Series I shares)

Best Quarter:  Q1 '06, 13.54%
Worst Quarter:  Q4 '07, -7.56%

[INSERT BAR CHART]

6.9%   7.6%   11.6%   4.0%
2004   2005   2006    2007

SMALL CAP GROWTH TRUST
(Acquiring Fund) (NAV shares)

Best Quarter: Q4 '01, 26.90%
Worst Quarter: Q3 '01, -27.11%

[INSERT BAR CHART]

-6.0%  -3.4%  -8.9%  -3.8%  -28.2%  48.8%   9.4%  17.3%  13.5%  14.0%
1998   1999   2000   2001    2002   2003   2004   2005   2006   2007

          Table. The following table shows, for the indicated periods ended December 31, 2007, the annualized total returns of the Series I, Series II and NAV shares of the Acquired and Acquiring Funds as well as the performance of certain indices that are broad measures of market performance.

                                             ONE     FIVE    TEN      SINCE
                                             YEAR   YEARS   YEARS   INCEPTION
                                            -----   -----   -----   ---------
EMERGING GROWTH TRUST
(Acquired Fund)             Series I(1)      3.99%    N/A     N/A     12.73%
                            Series II(1)     3.74%    N/A     N/A     12.48%
                            NAV(2)           4.01%    N/A     N/A     12.74%
Russell 2000 Growth Index                    7.05%    N/A     N/A     15.73%(3)

SMALL CAP GROWTH TRUST
(Acquiring Fund)            Series I (4)    13.99%  19.83%   3.51%     N/A
                            Series II (4)   13.77%  19.68%   3.45%     N/A
                            NAV (5)         13.98%  19.84%   3.52%     N/A
Russell 2000 Growth Index                    7.05%  16.50%   4.32%

----------
(1) Series I and Series II shares of the Acquired Fund were first offered on May 5, 2003.

(2) NAV shares of the Acquired Fund were first offered on February 28, 2005. NAV share performance presented for periods prior to February 28, 2005 is that of Series I shares which have higher expenses than NAV shares. Had this performance reflected NAV share expenses, performance would be higher.

(3) The return for the Index under "Since Inception" may be calculated from the month end closest to the inception date of the Fund.


(4) Series I shares and Series II shares of the Acquiring Fund were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the Small Cap Emerging Growth Fund of JHVST, the Acquiring Fund's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

(5) NAV shares of the Acquiring Fund were first issued on April 29, 2005 in connection with JHT's acquisition on that date of all the assets of the Small Cap Emerging Growth Fund of JHVST in exchange for NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Acquiring Fund's predecessor. These shares were first issued on May 1, 1996.

                                   PROPOSAL 3

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
                     THE COMBINATION OF THE SMALL CAP TRUST
                         INTO THE SMALL CAP GROWTH TRUST

                         OVERVIEW OF THE REORGANIZATION

          Shareholders of the Small Cap Trust (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the Small Cap Growth Trust (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Reorganization."

          As is more fully described under Proposal 2, above, the Emerging Growth Trust, another JHT Fund, is also proposed to be combined into the Acquiring Fund in the Reorganization. The implementation of each such Combination is not contingent upon shareholder approval and implementation of the other Combination.

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS


           SMALL CAP TRUST                       SMALL CAP GROWTH TRUST
           (Acquired Fund)                          (Acquiring Fund)

             Approximate Net Assets as of May 31, 2008 (unaudited):

           $101.7 million *                          $285.2 million

* This figure does not reflect a
proposed redemption by the Lifestyle
Trusts of approximately $96 million
expected to take place in October
2008. See "Capitalization."

                               Investment Adviser:

                                      JHIMS

                             Investment Subadviser:

Independence Investments LLC            Wellington Management
("Independence")

                              Investment Objective:

To seek maximum capital appreciation    To seek long term capital appreciation.
consistent with reasonable risk to
principal.

                        Principal Investment Strategies:

Under normal market conditions, the     Under normal market conditions, the Fund
Fund invests at least 80% of its net    invests at least 80% of its net assets
assets (plus any borrowing for          (plus any borrowings for investment
investment purposes) in equity          purposes) in small-cap companies. For
securities of small-cap companies       the purposes of the Fund, "small cap
whose market capitalizations, at the    companies" are those with market
time of investment, do not exceed the   capitalizations, at the time of
greater of (a) $2 billion, (b) the      investment, not exceeding the maximum
market capitalization of the            market capitalization of any company
companies in the Russell 2000 Index     represented in either the Russell
($25

           SMALL CAP TRUST                       SMALL CAP GROWTH TRUST
           (Acquired Fund)                          (Acquiring Fund)

million to $7.68 billion as of          2000 Index ($7.68 billion as of February
February 29, 2008), and (c) the         29, 2008) or the S&P Small Cap 600 Index
market capitalization of the            ($11.13 billion as of February 29,
companies in the S&P Small Cap 600      2008).
Index ($65 million to $11.13 billion
as of February 29, 2008).               The Fund invests in small-cap companies
                                        that are believed to offer above-average
The subadviser selects securities for   potential for growth in revenues and
the Fund using a bottom-up selection    earnings. Market capitalizations of
process that focuses on stocks of       companies in the indices change over
statistically undervalued yet           time; however, the Fund will not sell a
promising companies that it believes    security just because a company has
are likely to show improving            grown to a market capitalization outside
fundamental prospects with              the maximum range of the indices.
identifiable catalysts for change.
Examples of some of the catalysts the   The subadviser selects stocks using a
subadviser may consider include a new   combination of quantitative screens and
product, new management, regulatory     bottom-up, fundamental security
changes, industry or company            research. Quantitative screening seeks
restructuring or a strategic            to narrow the list of small
acquisition.                            capitalization companies and to identify
                                        a group of companies with strong revenue
The subadviser will attempt to          growth and accelerating earnings.
identify undervalued securities using   Fundamental equity research seeks to
quantitative screening parameters,      identify individual companies from that
including various financial ratios      group with a higher potential for
and "earnings per share" revisions,     earnings growth and capital
which measure the change in earnings    appreciation.
estimate expectations. The Subadviser
additionally narrows the list of        The subadviser looks for companies based
stocks using fundamental security       on a combination of criteria including
analysis, which may include on-site     one or more of the following:
visits, outside research and
analytical judgment.                    -    Improving market shares and
                                             positive financial trends;
The Fund may sell a stock, for
example, if it reaches the target       -    Superior management with
price set by the subadviser; the             significant equity ownership; and
subadviser decides, by using the same
quantitative screens it analyzed in     -    Attractive valuations relative to
the selection process, that the stock        earnings growth outlook.
is statistically overvalued; or the
subadviser decides the earnings         The Fund is likely to experience periods
expectations or fundamental outlook     of higher turnover in portfolio
for the company have deteriorated.      securities and increased trading
                                        expenses because the subadviser
The Fund may invest in IPOs. The Fund   frequently adjusts the selection of
may purchase other types of             companies and/or their position size
securities, for example: U.S. dollar    based on these criteria. The Fund's
denominated foreign securities and      sector exposures are broadly
American Depositary Receipts (ADRs),    diversified, but are primarily a result
certain ETFs, and certain derivatives   of stock selection and therefore may
(investments whose value is based on    vary significantly from its benchmark.
indices or other securities). For       The Fund may invest up to 25% of its
purposes of the Fund, ETFs are          total assets in foreign securities,
considered securities with a market     including emerging market securities.
capitalization equal to the weighted
average market capitalization of the    Except as otherwise stated below under
basket of securities comprising the     "Temporary Defensive Investing," the
ETF.                                    Fund normally has 10% or less (usually
                                        lower) of its total assets in cash and
As timing the market is not an          cash equivalents.
important part of the subadviser's
investment strategy, cash reserves      The Fund may invest in IPOs. The Fund
will normally represent a small         may also purchase each of the following
portion                                 types of

           SMALL CAP TRUST                       SMALL CAP GROWTH TRUST
           (Acquired Fund)                          (Acquiring Fund)

of the Fund's total assets (under       securities, but not as a principal
20%).                                   investment strategy: U.S. dollar
                                        denominated foreign securities, certain
                                        ETFs, and certain derivatives
                                        (investments whose value is based on an
                                        index or other securities).

                                        The Fund's investment process may, at
                                        times, result in a higher than average
                                        portfolio turnover ratio and increased
                                        trading expenses.

                          Hedging and Other Strategies:

Each Fund is authorized to use all of the various investment strategies referred to below under "Additional Information about the Funds' Principal Risks and Investment Policies - Risks of Investing in Certain Types of Securities - Hedging, Derivatives and Other Strategic Transactions Risk." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

                         Temporary Defensive Investing:

In abnormal market conditions, each Fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents, that are inconsistent with its primary investment strategy. In taking those measures, the Fund may not achieve its investment goals.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

          The investment objectives and principal strategies of the Acquired and Acquiring Funds are substantially similar in that both Funds seek capital appreciation ("consistent with reasonable risk" for the Acquired Fund and "long term" for the Acquiring Fund) and, under normal market conditions, both invest at least 80% of net assets in securities of small-cap companies. The Funds differ principally in that the Acquired Fund pursues a value approach to investing while the Acquiring Fund pursues a growth approach. In addition, the Acquiring Fund may invest up to 25% of its total assets in foreign securities, including emerging market securities, whereas the Acquired Fund may purchase, without any stated limitation, U.S. dollar-denominated foreign securities and ADRs.

          The investment objective of each Fund may be changed by the Board without shareholder approval.

                         FEES AND EXPENSES OF THE FUNDS

          The following table sets forth: (1) the ratios of expenses to average net assets attributable to the Series I, Series II and NAV shares of the Acquired Fund for the year ended December 31, 2007; (2) the expense ratios attributable to such shares of the Acquiring Fund for the year ended December 31, 2007, (3) the pro forma expense ratios of such shares of the Acquiring Fund assuming that the Combination of the Acquired and Acquiring Funds under this Proposal 3 had occurred at the commencement of the year ended December 31, 2007; and (4) the pro forma expense ratios of such shares of the Acquiring Fund assuming that the Combinations under both Proposal 2 and Proposal 3 had occurred at the commencement of the year ended December 31, 2007. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher. See Proposal 2 for additional information about the fees and expenses of the Acquired Fund under that proposal.

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average daily net assets)

                                           DISTRIBUTION                 ACQUIRED         TOTAL       CONTRACTUAL     NET FUND
                                 MANAGE-    AND SERVICE     OTHER    FUND FEES AND     OPERATING       EXPENSE      OPERATING
FUND/CLASS                      MENT FEE    (12B-1)FEES   EXPENSES    EXPENSES (1)   EXPENSES (1)   REIMBURSEMENT    EXPENSES
-----------------------------   --------   ------------   --------   -------------   ------------   -------------   ---------
(1) SMALL CAP
(Acquired Fund) (2)(3)
Series I                          0.85%        0.05%        0.09%        0.01%           1.00%         (0.01%)        0.99%
Series II                         0.85%        0.25%        0.07%        0.01%           1.18%         (0.00%)        1.18%
NAV                               0.85%        0.00%        0.06%        0.01%           0.92%         (0.00%)        0.92%

(2) SMALL CAP GROWTH
(Acquiring Fund) (2)
Series I                          1.07%        0.05%        0.06%        0.00%           1.18%         (0.01%)        1.17%
Series II                         1.07%        0.25%        0.06%        0.00%           1.38%         (0.01%)        1.37%
NAV                               1.07%        0.00%        0.06%        0.00%           1.13%         (0.01%)        1.12%

(3) SMALL CAP GROWTH
(Acquiring Fund) (Pro forma
combining (1) and (2)) (2)(3)
Series I                          1.07%        0.05%        0.06%        0.00%           1.18%         (0.01%)        1.17%
Series II                         1.07%        0.25%        0.06%        0.00%           1.38%         (0.01%)        1.37%
NAV                               1.07%        0.00%        0.06%        0.00%           1.13%         (0.01%)        1.12%

(4) SMALL CAP GROWTH
(Acquiring Fund) (Pro forma
combining (1), (2) and the
Acquired Fund under
Proposal 2)(2)(4)
Series I                          1.07%        0.05%        0.06%        0.00%           1.18%         (0.01%)        1.17%
Series II                         1.07%        0.25%        0.06%        0.00%           1.38%         (0.01%)        1.37%
NAV                               1.07%        0.00%        0.06%        0.00%           1.13%         (0.01%)        1.12%

----------
(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Fund Annual Expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

(2) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Funds or otherwise reimburse the expenses of those Funds ("Participating Funds"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Funds that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each Fund. The Reimbursement will remain in effect until May 1, 2009. Each of the Acquired and Acquiring Funds is a Participating Fund.

(3) JHT's Lifestyle Trusts propose to redeem from the Acquired Fund in October 2008 assets of approximately $96 million. If this redemption had taken place at the commencement of the year ended December 31, 2007, the "Net Fund Operating Expenses" of each class of shares of the Acquired Fund in row (1) would have been: Series I: 1.01%; Series II: 1.20%; and NAV:
     0.94%%; there would have been no change, however, in the pro forma "Net Fund Operating Expenses" of each class of shares of the Acquiring Fund in rows (3) and (4).

(4) As described in Proposal 2, the Lifestyle Trusts also propose to redeem in October 2008 assets from the Acquired Fund under that proposal. If this redemption, as well as the redemption described in note (3), had taken place at the commencement of the year ended December 31, 2007, there would have been no change in the pro forma "Net Fund Operating Expenses" of each class of shares of the Acquiring Fund in row (4).

     EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired and Acquiring Funds. The examples assume that a shareholder invests

$10,000 in the particular Fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder's investment has a 5% return each year and that each Fund's operating expense levels remain the same as those set forth in the expense table above. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FUND                                CLASS     ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
-------------------------------   ---------   --------   -----------   ----------   ---------
SMALL CAP
(Acquired Fund)                   Series I      $101         $316         $550        $1,219
                                  Series II     $120         $374         $647        $1,428
                                  NAV           $ 94         $292         $507        $1,127

SMALL CAP GROWTH
(Acquiring Fund)                  Series I      $119         $374         $648        $1,431
                                  Series II     $139         $436         $754        $1,657
                                  NAV           $114         $358         $621        $1,374

SMALL CAP GROWTH
(Acquiring Fund) (Pro forma       Series I      $119         $374         $648        $1,431
combining (1) and (2))            Series II     $139         $436         $754        $1,657
                                  NAV           $114         $358         $621        $1,374

SMALL CAP GROWTH
(Acquiring Fund) (Pro forma       Series I      $119         $374         $648        $1,431
combining (1), (2) and the        Series II     $139         $436         $754        $1,657
Acquired Fund under Proposal 2)   NAV           $114         $358         $621        $1,374

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

          In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because both Funds seek capital appreciation, invest primarily in securities of small-cap companies and may invest in foreign securities, as described above, they have substantially similar risks. However, the Acquiring Fund may at times have higher than average portfolio turnover rates. The risks of investing in the Funds include the following:

Risks Applicable to both Funds:

-    Equity Securities Risk

-    Active Management Risk

-    Issuer Risk

-    Exchange Traded Funds Risk

-    Hedging, Derivatives and Other Strategic Transactions Risk

-    Fund of Funds Risk

-    Liquidity Risk

-    Initial Public Offerings Risk

-    Credit and Counterparty Risk

-    Medium and Small Company Risk

-    Foreign Securities Risk

-    Equity Securities Risk

Risks Applicable to Acquiring Fund:

-    High Portfolio Turnover Risk

          Each of these risks is described below under "Additional Information About the Funds' Principal Risks and Investment Policies" and in the SAI under "Risk Factors."

               INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

          Under the Advisory Agreement, each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each Fund. The fee for each Fund is accrued and paid daily and is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the Fund and dividing the sum so determined by Aggregate Net Assets. As indicated in note 1 to the table below, "Aggregate Net Assets" may include, in addition to the net assets of the Fund, the net assets of a corresponding series or fund of JHF II that is also advised by JHIMS and has the same subadviser as the Fund (but only for the period during which the Fund and the corresponding JHF II fund have the same subadviser).

                           INVESTMENT MANAGEMENT FEES
                (AS A PERCENTAGE OF AGGREGATE NET ASSETS) (1)(2)

    SMALL CAP TRUST (1)            SMALL CAP GROWTH TRUST (2)
      (Acquired Fund)                   (Acquiring Fund)

0.85% at all asset levels.   1.10% of the first $100 million; and
                             1.05% of the excess over $100 million.

----------
(1) The Aggregate Net Assets of the Acquired Fund include the net assets of that Fund and of the JHF II Small Cap Fund. As of May 31, 2008, the JHF II Small Cap Fund had net assets of approximately $141,308,648. A substantial portion of the net assets of the JHF II Small Cap Fund is expected to be redeemed in October 2008.

(2) The Aggregate Net Assets of the Acquiring Fund include the net assets only of that Fund.

          Independence and Wellington Management serve as the subadvisers to the Acquired and Acquiring Funds, respectively, and each is responsible for managing the investment and reinvestment of its Fund's assets. For its services, each subadviser receives a subadvisory fee from JHIMS that is determined by applying to the net assets of the applicable Fund an annual percentage rate that is determined in a manner similar to that used for the advisory fee for that Fund as described above. THE SUBADVISORY FEE FOR EACH FUND IS PAID BY JHIMS AND IS NOT AN ADDITIONAL CHARGE TO THE FUND.

          For additional information about these subadvisers and information about the portfolio manager(s) for the Funds, see "Additional Information About the Funds - Subadvisers and Portfolio Managers."

                                   PERFORMANCE

          Set forth below is a bar chart for each of the Acquired and Acquiring Funds and a comparative performance table that provide some indication of the risks of investing in the Funds. Performance information in the bar charts and performance table reflects all fees charged to the respective Funds such as advisory fees and all Fund expenses. Neither Fund charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. THE PAST PERFORMANCE OF A FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

          Bar Charts. The bar charts show changes in the performance of the oldest class of shares of each Fund (Series I shares of the Acquired Fund and NAV shares of the Acquiring Fund) over the last ten years or, if shorter, from the inception date of the Fund. For each Fund, the performance of Series I shares is higher than Series II performance because Series II shares are subject to higher Rule 12b-1 fees than Series I shares, and the performance of NAV shares is higher than Series I and Series II performance because NAV shares are not subject to Rule 12b-1 fees.

SMALL CAP TRUST

(Acquired Fund) (Series I shares)

Best Quarter: Q1 '06, 10.21%
Worst Quarter: Q2 '06, -8.76%

[INSERT BAR CHART]

7.6%   0.6%
2006   2007

SMALL CAP GROWTH TRUST

(Acquiring Fund) (NAV shares)

Best Quarter: Q4 '01, 26.90%
Worst Quarter: Q3 '01, -27.11%

[INSERT BAR CHART]

-6.0%   -3.4%   -8.9%   -3.8%   -28.2%   48.8%    9.4%   17.3%   13.5%   14.0%
1998    1999    2000    2001     2002    2003    2004    2005    2006     2007

          Table. The following table shows, for the indicated periods ended December 31, 2007, the annualized total returns of the Series I, Series II and NAV shares of the Acquired and Acquiring Funds as well as the performance of certain indices which are broad measures of market performance.

                                             ONE     FIVE    TEN      SINCE
                                             YEAR   YEARS   YEARS   INCEPTION
                                            -----   -----   -----   ---------
SMALL CAP TRUST
(Acquired Fund)             Series I (1)     0.65%   N/A     N/A     8.32%
                            Series II (1)    0.29%   N/A     N/A     8.13%
                            NAV (1)          0.57%   N/A     N/A     8.35%
Russell 2000 Index                          -1.57%   N/A     N/A    12.34%(2)
SMALL CAP GROWTH TRUST
(Acquiring Fund)            Series I (3)    13.99%  19.83%  3.51%     N/A
                            Series II (3)   13.77%  19.68%  3.45%     N/A
                            NAV (4)         13.98%  19.84%  3.52%     N/A
Russell 2000 Growth Index                    7.05%  16.50%  4.32%

----------
(1) Series I, Series II and NAV shares of the Acquired Fund were first offered on April 29, 2005.

(2) The return for the Index under "Since Inception" may be calculated from the month end closest to the inception date of the Fund.

(3) Series I shares and Series II shares of the Acquiring Fund were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the Small Cap Emerging Growth Fund of JHVST, the Acquiring Fund's predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

(4) NAV shares of the Acquiring Fund were first issued on April 29, 2005 in connection with JHT's acquisition on that date of all the assets of the Small Cap Emerging Growth Fund of JHVST in exchange for NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Acquiring Fund's predecessor. These shares were first issued on May 1, 1996.

                                   PROPOSAL 4

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
                     THE COMBINATION OF THE U.S. CORE TRUST
                        INTO THE FUNDAMENTAL VALUE TRUST

                         OVERVIEW OF THE REORGANIZATION

          Shareholders of the U.S. Core Trust (the "Acquired Fund") are being asked to approve the Reorganization providing for the Combination of that Fund into the Fundamental Value Trust (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Reorganization."

                   COMPARISON OF ACQUIRED AND ACQUIRING FUNDS

           U.S. CORE TRUST                       FUNDAMENTAL VALUE TRUST
           (Acquired Fund)                          (Acquiring Fund)

             Approximate Net Assets as of May 31, 2008 (unaudited):

           $666.5 million                            $1.87 billion

                               Investment Adviser:

                                      JHIMS

                             Investment Subadviser:

                    Davis Selected Advisers, L.P. ("Davis")*

*    Davis became the subadviser to the Acquired Fund, replacing GMO, effective
     June 27, 2008.

                              Investment Objective:

To seek a high total return.             To seek growth of capital.

                         Principal Investment Strategy:

Under normal market conditions, the      Under normal market conditions, the
Fund invests at least 80% of its net     Fund invests primarily in common
assets in investments tied               stocks of U.S. companies with market
economically to the U.S. and it          capitalizations of at least $10
typically invests in equity              billion. The Fund may also invest in
investments in U.S. companies whose      companies with smaller
stocks are included in the S&P 500       capitalizations.
Index or in companies with size and
growth characteristics similar to        The subadviser uses the Davis
companies that issue stocks included     Investment Discipline in managing the
in the Index. As of February 29, 2008    Fund's portfolio. The Davis Investment
the market capitalizations of            Discipline involves conducting
companies included in the Index ranged   extensive research to seek to identify
from $744 million to $468.29 billion.    companies with durable business models
                                         that can be purchased at attractive
The subadviser uses proprietary          valuations relative to their intrinsic
research and quantitative models to      value. The subadviser emphasizes
seek out stocks it believes are          individual stock selection and
undervalued or have improving            believes that the ability to evaluate
fundamentals. Generally, these stocks    management is critical. The subadviser
trade at prices below what the           routinely visits managers at their
subadviser believes to be                places of business in order to

           U.S. CORE TRUST                       FUNDAMENTAL VALUE TRUST
           (Acquired Fund)                          (Acquiring Fund)

their fundamental value. The             gain insight into the relative value of
subadviser also uses proprietary         different businesses. Such research,
techniques to adjust the Fund for        however rigorous, involves predictions
factors such as stock selection          and forecasts that are inherently
discipline (criteria used for            uncertain.
selecting stocks), industry and sector
weights, and market capitalization.      The subadviser has developed the
The factors considered by the            following list of characteristics that
subadviser and the models it uses may    it believes help companies to create
change over time.                        shareholder value over the long term
                                         and manage risk. While few companies
The Fund intends to be fully invested    possess all of these characteristics
and generally will not take temporary    at any given time, the Subadviser
defensive positions through investment   seeks to invest in companies that
in cash and high quality money market    demonstrate a majority, or an
instruments. In pursuing its             appropriate mix of these
investment objective, the Fund may       characteristics, although there is no
(but is not obligated to) use a wide     guarantee that it will be successful
variety of exchange-traded and           in doing so.
over-the-counter derivative
instruments, including options,          -    Proven track record
futures, and swap contracts, to (i)
hedge equity exposure; (ii) replace      -    Significant personal ownership in
direct investing (e.g., creating              business
equity exposure through the use of
futures contracts or other derivative    -    Strong balance sheet
instruments); or (iii) manage risk by
implementing shifts in investment        -    Low cost structure
exposure.
                                         -    High returns on capital
The Fund's benchmark is the S&P 500
Index, an index of large                 -    Non-obsolescent products/services
capitalization U.S. stocks which is
independently maintained and published   -    Dominant or growing market share
by Standard & Poor's.
                                         -    Global presence and brand names

                                         -    Smart application of technology
                                              to improve business and lower
                                              costs

                                         The subadviser's goal is to invest in
                                         companies for the long term. The
                                         subadviser considers selling a
                                         security if it believes the stock's
                                         market price exceeds its estimates of
                                         intrinsic value, or if the ratio of
                                         the risks and rewards of continuing to
                                         own the stock is no longer attractive.

                                         The Fund may also invest up to 20% of
                                         total assets in foreign securities and
                                         fixed income securities.

                          Hedging and Other Strategies:

Each Fund is authorized to use all of the various investment strategies referred to below under "Additional Information about the Funds' Principal Risks and Investment Policies - Risks of Investing in Certain Types of Securities - Hedging, Derivatives and Other Strategic Transactions Risk." More complete descriptions of options, futures, currency and other derivative transactions are set forth in the SAI.

                         Temporary Defensive Investing:

In abnormal market conditions, each Fund may take temporary defensive measures, such as holding large amounts of cash and cash equivalents, that are inconsistent with its primary investment strategy. In taking those measures, the Fund may not achieve its investment goals.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

          The investment objectives of the Acquired and Acquiring Funds are substantially similar in that the Acquired Fund seeks a high total return (income from dividends and interest as well as growth of capital) while the Acquiring Fund seeks growth of capital, and their principal strategies are substantially the same. Each invests primarily in U.S. large-cap companies (including, for the Acquired Fund, large-cap companies economically tied to the U.S.) and pursues a value approach to investing. In addition, each Fund is managed by the same subadviser.

          The investment objective of each Fund may be changed by the Board without shareholder approval.

                         FEES AND EXPENSES OF THE FUNDS

          The following table sets forth the ratios of expenses to average net assets attributable to the Series I, Series II and NAV shares of the Acquired and Acquiring Funds for the year ended December 31, 2007, and the pro forma expense ratios of the Series I, Series II and NAV shares of the Acquiring Fund assuming that the Reorganization had occurred at the commencement of the year ended December 31, 2007, and based upon the fee arrangements that will be in place upon the consummation of the Reorganization. The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

          ANNUAL FUND OPERATING EXPENSES
          (As a percentage of average daily net assets)

                                 U.S. CORE TRUST             FUNDAMENTAL VALUE TRUST         FUNDAMENTAL VALUE TRUST
                                (Acquired Fund)(1)             (Acquiring Fund)(1)        (Acquiring Fund)(Pro Forma)(1)
                           ----------------------------   -----------------------------   ------------------------------
                           SERIES I   SERIES II    NAV    SERIES I   SERIES II    NAV     SERIES I   SERIES II    NAV
                           --------   ---------   -----   --------   ---------   ------   --------   ---------   ------
MANAGEMENT FEES              0.76%      0.76%     0.76%     0.76%      0.76%       0.76%     0.76%      0.76%     0.76%

12B-1 FEES                   0.05%      0.25%     0.00%     0.05%      0.25%       0.00%     0.05%      0.25%     0.00%

OTHER EXPENSES               0.05%      0.05%     0.05%     0.04%      0.04%       0.04%     0.04%      0.04%     0.04%

TOTAL OPERATING EXPENSES     0.86%      1.06%     0.81%     0.85%      1.05%       0.80%     0.85%      1.05%     0.80%

CONTRACTUAL EXPENSE         (0.01%)    (0.01%)   (0.01%)   (0.00%)   (0.00%)     (0.00%)    (0.00%)    (0.00%)   (0.00%)
REIMBURSEMENT

NET FUND OPERATING           0.85%      1.05%     0.80%     0.85%      1.05%       0.80%     0.85%      1.05%     0.80%
EXPENSES

----------
(1) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Funds or otherwise reimburse the expenses of those Funds ("Participating Funds"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Funds that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each Fund. The Reimbursement will remain in effect until May 1, 2009. Each of the Acquired and Acquiring Funds is a Participating Fund.

     EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Series I, Series II and NAV shares of the Acquired and Acquiring Funds. The examples assume that a shareholder invests $10,000 in the particular Fund for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder's investment has a 5% return each year and that each Fund's operating expense levels remain the same as those set forth in the expense table above. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE ACQUIRED OR ACQUIRING FUNDS. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                     U.S. CORE TRUST            FUNDAMENTAL VALUE TRUST       FUNDAMENTAL VALUE TRUST
                     (Acquired Fund)                (Acquiring Fund)        (Acquiring Fund)(Pro Forma)
              -----------------------------   ---------------------------   ---------------------------
              SERIES I   SERIES II     NAV    SERIES I   SERIES II    NAV   SERIES I   SERIES II    NAV
              --------   ---------   ------   --------   ---------   ----   --------   ---------   ----
ONE YEAR       $   87     $  107     $   82    $   87      $  107    $ 82    $   87      $  107    $ 82
THREE YEARS    $  273     $  336     $  258    $  271      $  334    $255    $  271      $  334    $255
FIVE YEARS     $  476     $  584     $  449    $  471      $  579    $444    $  471      $  579    $444
TEN YEARS      $1,060     $1,293     $1,001    $1,049      $1,283    $990    $1,049      $1,283    $990

                    COMPARISON OF PRINCIPAL INVESTMENT RISKS

          In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. As stated above, the Funds have similar investment objectives - including growth of capital -- and substantially the same principal strategies of investing in U.S. large-cap companies with a value approach. Consequently, the Funds have substantially similar risks. They also have some different risks as indicated below. The risks of investing in the Funds include the following:

Risks Applicable to both Funds:

-    Equity Securities Risk

-    Active Management Risk

-    Issuer Risk

-    Credit and Counterparty Risk

-    Liquidity Risk

-    Hedging, Derivatives and Other Strategic Transactions Risk

Risks Applicable to Acquiring Fund:

-    Foreign Securities Risk

-    Fixed-Income Securities Risk

          Each of these risks is described below under "Additional Information About the Funds' Principal Risks and Investment Policies" and in the SAI under "Risk Factors."

               INVESTMENT MANAGEMENT FEES/SUBADVISORY ARRANGEMENTS

          Under the Advisory Agreement, each of the Acquired and Acquiring Funds pays JHIMS a management fee that is computed separately for each Fund. The fee for each Fund is accrued and paid daily and is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates in the table below to the indicated portions of Aggregate Net Assets of the Fund and dividing the sum so determined by Aggregate Net Assets. As indicated in the notes to the table below, "Aggregate Net Assets" may include, in addition to the net assets of the Fund, the net assets of one or more other Funds of JHT or funds of JHF II or John Hancock Funds III ("JHF III") that are also advised by JHIMS and have the same subadviser as the Fund (but only for the period during which the Fund and the corresponding JHF II fund have the same subadviser).

                           INVESTMENT MANAGEMENT FEES
                (AS A PERCENTAGE OF AGGREGATE NET ASSETS) (1)(2)

        U.S. CORE TRUST (1)                  FUNDAMENTAL VALUE TRUST (2)
          (Acquired Fund)                         (Acquiring Fund)

   0.78% of the first $500 million;         0.85% of the first $50 million;
   0.76% of the next $500 million;        0.80% of the next $450 million; and
 0.75% of the next $1.5 billion; and.    0.75% of the excess over $500 million.
0.74% of the excess over $2.5 billion.

----------
(1) The Aggregate Net Assets of the Acquired Fund include the net assets of that Fund and of the JHF III U.S. Core Fund and that portion of the net assets of the Managed Trust, another series of JHT, that is subadvised by GMO. As of May 31, 2008, these Aggregate Net Assets were approximately $1,457,661,276.

(2) The Aggregate Net Assets of the Acquiring Fund include the net assets of that Fund and of the JHF II

     Fundamental Value Trust. As of May 31, 2008, the JHF II Fundamental Value Fund had net assets of approximately $1,627,607,433.

          Davis serves as the subadviser to both the Acquired and Acquiring Funds and is responsible for managing the investment and reinvestment of each Fund's assets. For its services, Davis receives for each Fund a subadvisory fee from JHIMS that is determined by applying to the net assets of the Fund an annual percentage rate that is determined in a manner similar to that used for the advisory fees for the respective Funds as described above. THE SUBADVISORY FEE FOR EACH FUND IS PAID BY JHIMS AND IS NOT AN ADDITIONAL CHARGE TO THE FUND.

          Davis became the subadviser to the Acquired Fund effective June 27, 2008, replacing the Acquired Fund's former subadviser, GMO. For information regarding Davis and this subadviser change, see "New Subadvisory Agreement for the U.S. Core Trust." For additional information about Davis, see Appendix B hereto. See also "Additional Information About the Funds - Subadvisers and Portfolio Managers."

          The Board's considerations in approving Davis as the new subadviser to the Acquired Fund are described below under "New Subadvisory Agreement for the U.S. Core Trust." A discussion of the basis of the Board's most recent approval of the continuation of advisory and subadvisory agreements will be available in JHT's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2008.

                                   PERFORMANCE

          Set forth below is a bar chart for each of the Acquired and Acquiring Funds and a comparative performance table that provide some indication of the risks of investing in the Funds. Performance information in the bar charts and performance table reflects all fees charged to the respective Funds such as advisory fees and all Fund expenses. Neither Fund charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. THE PAST PERFORMANCE OF A FUND IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

          Bar Charts. The bar charts show changes in the performance of the Series I shares of each Fund over the last ten years or, if shorter, from the inception date of the Fund. For each Fund, the performance of Series I shares is higher than Series II performance because Series II shares are subject to higher Rule 12b-1 fees than Series I shares, and the performance of NAV shares is higher than Series I and Series II performance because NAV shares are not subject to Rule 12b-1 fees.

U.S. CORE TRUST
(Acquired Fund) (Series I shares)

Best Quarter: Q4 '98, 20.16%
Worst Quarter: Q3 '02, -17.43%

[INSERT BAR CHART]

26.5%  18.9%  -7.1%  -11.3%  -24.3%  26.4%  6.8%   2.0%   9.2%   1.3%
1998   1999   2000    2001    2002   2003   2004   2005   2006   2007

FUNDAMENTAL VALUE TRUST
(Acquiring Fund) (Series I shares)

Best Quarter: Q2 '03, 17.39%
Worst Quarter: Q3 '02, -12.57%

[INSERT BAR CHART]

-16.2%  29.8%  11.8%  8.8%   14.5%  4.0%
 2002   2003   2004   2005   2006   2007

          Table. The following table shows, for the indicated periods ended December 31, 2007, the annualized total returns of the Series I, Series II and NAV shares of the Acquired and Acquiring Funds as well as the performance of certain indices that are broad measures of market performance.

                                             ONE    FIVE    TEN      SINCE
                                            YEAR   YEARS   YEARS   INCEPTION
                                            ----   -----   -----   ---------
U.S. CORE TRUST (Acquired   Series I        1.27%   8.80%  3.64%      N/A
Fund) (1)(2)                Series II (2)   0.99%   8.59%  3.53%      N/A
                            NAV (3)         1.31%   8.83%  3.65%      N/A
                                            5.49%  12.83%  5.91%
S&P 500 Index

FUNDAMENTAL VALUE TRUST     Series I (4)    4.04%  13.48%   N/A    6.05%
(Acquiring Fund)            Series II (4)   3.87%  13.25%   N/A    5.87%
                            NAV (5)         4.08%  13.51%   N/A    6.07%
                                            5.49%  12.83%   N/A    4.27% (6)
S&P 500 Index

----------
(1) Davis became the subadviser to the Acquired Fund effective June 27, 2008. Performance shown reflects results prior to this change.

(2) Series II shares of the Acquired Fund were first offered on January 28, 2002. Series II share performance presented for periods prior to January 28, 2002 represents the performance of Series I shares which have lower expenses than Series II shares. Had the performance of Series II shares during these periods reflected Series II share expenses, this performance would be lower.

(3) NAV shares of the Acquired Fund were first offered on April 29, 2005. NAV share performance presented for periods prior to April 29, 2005 represents the performance of Series I shares which have higher expenses than NAV shares. Had the performance of NAV shares during these periods reflected NAV share expenses, this performance would be higher.

(4) Series I shares of the Acquiring Fund were first offered on April 30, 2001, and Series II shares of the Acquiring Fund were first offered on January 28, 2002. Series II share performance presented for periods prior to January 28, 2002 represents the performance of Series I shares which have lower expenses than Series II shares. Had the performance of Series II shares during these periods reflected Series II share expenses, this performance would be lower.

(5) NAV shares of the Acquiring Fund were first offered on February 28, 2005. NAV share performance presented for periods prior to February 28, 2005 represents the performance of Series I shares which have higher expenses than NAV shares. Had the performance of NAV shares during these periods reflected NAV share expenses, this performance would be higher.

(6) The return for the index under "Since Inception" may be calculated from the month end closest to the inception date of the Fund.

                      INFORMATION ABOUT THE REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

          The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Proxy Statement/Prospectus as Appendix A. The Plan provides, with respect to each Combination, that the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, such acquisition will take place as of the close of regularly scheduled trading on the NYSE on November 7, 2008 or on such later date as may be determined by JHT (the "Exchange Date"). The net asset value per share of each class of shares of each Acquired and Acquiring Fund will be determined by dividing the Fund's assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each Fund will be valued in accordance with the valuation practices of that Fund. See "Additional Information About the Funds -- Purchase and Redemption of Shares (Calculation of Net Asset Value)" below.

          The number of full and fractional shares of the Acquiring Fund received by a shareholder of the corresponding Acquired Fund will be equal in value to the value of that shareholder's full and fractional shares of the Acquired Fund as of the close of regularly scheduled trading on the NYSE on the Exchange Date (the "Effective Time"). The Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the Effective Time the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization. The holders of Series I, Series II and NAV shares (as applicable) of the Acquired Fund, will receive, respectively, Series I, Series II and NAV shares of the corresponding Acquiring Fund. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund, each account representing the respective pro rata number of shares of the Acquiring Fund due the shareholder. After such distribution, JHT will take all necessary steps under Massachusetts law, JHT's Agreement and Declaration of Trust (the "Declaration of Trust") and any other applicable law to effect a complete dissolution of the Acquired Fund.

          The Board has determined, with respect to each of the Acquired and Acquiring Funds, that the interests of shareholders and variable contract owners whose contract values are invested in shares of such Funds ("contract owners") will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of such Funds and such shareholders and contract owners.

          The consummation of the Reorganization with respect to each Combination is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under "Voting Information" below) of the Acquired Fund entitled to vote approve the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by the shareholders of the Acquired Fund, by JHT on behalf of either or both of the Acquired and Acquiring Funds if the Board or the officers of JHT determine that proceeding with the Reorganization is not in the best interests of either or both of the Acquired or Acquiring Funds or their respective shareholders or contract owners. The Plan provides that JHT on behalf of the Acquired or Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of the other Fund, except for certain conditions regarding the receipt of regulatory approvals.

          Under the Plan, the expenses of the Combinations involving the Managed Trust and the U.S. Core Trust will be borne by those Acquired Funds because they are expected principally to benefit from such Combinations, and the expenses of the Combinations involving the Emerging Growth Trust and the Small Cap Trust will be borne by JHIMS in view of the expected, significant asset redemptions by the Lifestyle Trusts from those Acquired Funds in connection with such Combinations. If the Reorganization is not consummated as to an Acquired Fund, the expenses of the Reorganization as to that Fund will be paid by JHIMS.

          If the Plan is not approved by the shareholders of an Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action. THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS APPROVE THE PLAN UNDER PROPOSALS 1 THROUGH 4.

                         REASONS FOR THE REORGANIZATION

          The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Funds. With the exception of the Combination involving the Managed Trust, insofar as it invests directly in equity and fixed-income securities and its Acquiring Fund, as a fund of funds, invests indirectly in such securities through other JHT Funds, the Reorganization will permit shareholders of the Acquired Funds to pursue substantially the same or similar investment objectives and/or principal strategies as shareholders of the corresponding Acquiring Funds. Although the Acquiring Funds have substantially the same (in the case of the combination involving the U.S. Core Trust) or higher overall expense ratios than their corresponding Acquired Funds, each of the Acquiring Funds (except for the Lifestyle Balanced Trust for the one-year period) has, for the one- and five-year and in some cases ten-year (or since inception) periods ended March 31, 2008, significantly outperformed its corresponding Acquired Fund as well as its own peer group average and benchmark index. In addition, while certain of the Acquired Funds are relatively small in terms of asset size and are believed unlikely to attract significant new assets, each Acquired Fund in combination with its corresponding Acquiring Fund is expected to have improved prospects for growth and efficient management.

                    BOARD CONSIDERATION OF THE REORGANIZATION

          On the recommendation of management, the Board, including the Independent Trustees, considered the Reorganization and each Combination at its meeting held on June 26-27, 2008, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Adviser. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were assisted by independent legal counsel. In reaching its decision at the June 26-27, 2008 meeting to recommend approval of the Reorganization, the Board concluded that the participation of each Acquired Fund and Acquiring Fund in the Reorganization is in the best interests of each such Fund, as well as in the best interests of shareholders of and variable contract owners ("contract owners") whose contract values are determined by investment in shares of the Acquired and Acquiring Funds, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization.

          In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Funds, the Board inquired into a number of matters and considered, with respect to each Combination, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and Acquiring Funds as of March 31, 2008;
(3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification;
(4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds;
(6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the subadviser to the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contract owner interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Adviser or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization.

          The Board's decision to recommend approval of the Reorganization was based on a number of factors, including the following:

Proposal 1: Managed Trust (Acquired Fund) into Lifestyle Balanced Trust (Acquiring Fund)

     1. Although the investment strategies of the Acquired Fund and the Acquiring Fund are different insofar as the former invests directly in equity and fixed-income securities and the latter, as a fund of funds, invests indirectly in such securities though underlying Funds, the Acquired and Acquiring Funds have substantially the same investment objectives and risks and, with respect to their strategies, seek approximately the same percentage allocation of assets between the equity and fixed-income portions of their portfolios, and their Combination will afford shareholders of the Acquired Fund reasonable continuity in investment objectives;

     2. MFC Global (U.S.A.) is the subadviser to the Acquiring Fund, and the Board is generally satisfied with MFC Global (U.S.A.)'s management of this Fund;

     3. The Acquiring Fund has outperformed the Acquired Fund and its peer group average and benchmark index for the five- and ten-year periods ended March 31, 2008;

     4. The Acquiring Fund has a lower advisory fee but higher overall operating expenses than the Acquired Fund, with such higher expenses due primarily to the fact that the expenses of the Acquiring Fund, as a fund of funds, reflect the expenses of the underlying Funds in which it invests; and the Board determined that such higher expenses, although a negative factor, were outweighed by the expected superior performance of the Acquiring Fund and other benefits of the Combination;

     5. The Acquiring Fund has a larger asset base and stronger prospects for growth and efficient management than the Acquired Fund;

     6. The Reorganization will not result in any dilution of shareholder or contract owner values; and

     7. Although the Reorganization is expected to be a taxable reorganization, it is not expected to be a taxable event for federal income tax purposes for contract owners.

Proposal 2: Emerging Growth Trust (Acquired Fund) into Small Cap Growth Trust (Acquiring Fund)

     1. The Acquired Fund and the Acquiring Fund have substantially the same investment objectives, policies and risks, and their Combination will afford shareholders of the Acquired Fund continuity in investment objectives;

     2. Wellington Management is the subadviser to the Acquiring Fund, and the Board is generally satisfied with Wellington Management's management of this Fund;

     3. The Acquiring Fund has outperformed the Acquired Fund since the inception of the Acquired Fund on May 5, 2003, and has outperformed its peer group average and benchmark index for the one- and five-year periods ended March 31, 2008;

     4. Although the Acquiring Fund currently has a higher advisory fee and higher overall operating expense ratios than the Acquired Fund, the Board determined that such higher expenses, although a negative factor, were outweighed by the expected superior performance of the Acquiring Fund and other benefits of the Combination, and the Board noted that the expense ratios of the Acquired Fund are expected to increase as a result of a substantial redemption by an affiliated fund of funds prior to the Reorganization;

     5. The Acquired Fund is relatively small in asset size and is believed by management to be unlikely to attract significant new assets;

     6. The Acquiring Fund has a larger asset base and stronger prospects for growth and efficient management than the Acquired Fund;

     7. The Reorganization will not result in any dilution of shareholder or contract owner values;

     8. With respect to the Acquiring Fund's having a higher advisory fee rate than the Acquired Fund, the difference in the advisory fee rates is due to a higher subadvisory fee for the Acquiring Fund. The subadvisory fee for the Acquiring Fund is consistent with such fees for its peer group of funds, while the subadvisory fee for the Acquired Fund is below most such fees for comparable funds. Moreover, the net amount of the advisory fee retained by the Adviser after payment of the subadvisory fee is the same for the Acquired Fund and the Acquiring Fund.

     9. Although the Reorganization is expected to be a taxable reorganization, it is not expected to be a taxable event for federal income tax purposes for contract owners.

Proposal 3: Small Cap Trust (Acquired Fund) into Small Cap Growth Trust (Acquiring Fund)

     1. The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their Combination will afford shareholders of the Acquired Fund continuity in investment objectives.

     2. Wellington Management is the subadviser to the Acquiring Fund, and the Board is generally satisfied with Wellington Management's management of this Fund;

     3. The Acquiring Fund has outperformed the Acquired Fund since the Acquired Fund's inception on April 29, 2005, and has outperformed its peer group average and benchmark index for the one- and five-year periods ended March 31, 2008;

     4. Although the Acquiring Fund has a higher advisory fee and higher overall operating expense ratios than the Acquired Fund, the Board determined that such higher expenses, although a negative factor, were outweighed by the expected superior performance of the Acquiring Fund and other benefits of the Combination, and the Board noted that the expense ratios of the Acquired Fund are expected to increase as a result of a substantial redemption by an affiliated fund of funds prior to the Reorganization;

     5. The Acquired Fund is relatively small in asset size and is believed by management to be unlikely to attract significant new assets;

     6. The Acquiring Fund has a larger asset base and stronger prospects for growth and efficient management than the Acquired Fund;

     7. The Reorganization will not result in any dilution of shareholder or contract owner values;

     8. With respect to the Acquiring Fund's having a higher advisory fee rate than the Acquired Fund, the difference in the advisory fee rates is due to a higher subadvisory fee for the Acquiring Fund. The subadvisory fee for the Acquiring Fund is consistent with such fees for its peer group of funds, while the subadvisory fee for the Acquired Fund is below most such fees for comparable funds. Moreover, the net amount of the advisory fee retained by the Adviser after payment of the subadvisory fee is the same for the Acquired Fund and the Acquiring Fund; and

     9. Although the Reorganization is expected to be a taxable reorganization, it is not expected to be a taxable event for federal income tax purposes for contract owners.

Proposal 4: U.S. Core Trust (Acquired Fund) into Fundamental Value Trust (Acquiring Fund)

     1. The Acquired Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks, and their Combination will afford shareholders of the Acquired Fund continuity in investment objectives;

     2. Davis is the subadviser to both the Acquiring Fund and, effective June 27, 2008, the Acquired Fund, and the Board is generally satisfied with Davis' management of the Acquiring Fund;

     3. The Acquiring Fund has outperformed the Acquired Fund since the Acquiring Fund's inception on April 30, 2001, and has outperformed its peer group average and benchmark index for the one- and five-year periods ended March 31, 2008;

     4. The Acquiring Fund and the Acquired Fund have the same effective advisory fee rate;

     5. The Acquiring Fund has slightly lower overall operating expense ratios than the Acquired Fund, although the Acquired Fund expenses are currently being reimbursed so that they are at the same level as those of the Acquiring Fund;

     6. The Acquiring Fund has a larger asset base and stronger prospects for growth and efficient management than the Acquired Fund;

     7. The Reorganization will not result in any dilution of shareholder or contract owner values; and

     8. The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes.

                   DESCRIPTION OF THE SECURITIES TO BE ISSUED

          JHT has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board, without shareholder approval, to issue shares in different series, to create new series, to name the rights and preferences of the shareholders of each of the series, to approve mergers of series (to the extent consistent with applicable laws and regulations) and to designate a class of shares of a series as a separate series.

          The Acquired and Acquiring Funds are separate series or Funds of JHT. The shares of JHT may be issued in four classes: Series I shares, Series II shares, Series III shares and NAV shares. Not all JHT Funds are currently authorized to or offer all classes of shares, and additional classes may be offered in the future. Currently, each of the Acquired and Acquiring Funds has Series I, Series II and NAV shares issued and outstanding, except that the Managed Trust has only NAV shares issued and outstanding. The Acquiring Funds will issue Series I, Series II and NAV shares (as applicable) in connection with the Reorganization. Each such share, when issued, will be fully paid and non-assessable and will have no preemptive rights. Series I, Series II and NAV shares may not be converted into shares of any other class.

          The Series I, Series II and NAV shares of the Funds are the same except for differences in class expenses, including different Rule 12b-1 fees for the Series I and Series II shares (see "Additional Information About the Funds -- Rule 12b-1 Fees" below), and, as described below, voting rights.

          All shares of each Fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

          Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and upon liquidation in the net assets of the Fund remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets or accrued liabilities that are not clearly allocable to a particular Fund will be allocated in the manner determined by the Board.

          The expenses of each Fund are borne by its Series I, Series II, Series III and NAV shares (as applicable) based on the net assets of the Fund attributable to shares of each class. Notwithstanding the foregoing, "class expenses" are allocated to each class. "Class expenses" for each Fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which JHIMS as investment adviser to each Fund determines are properly allocable to a particular class. JHIMS will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. JHIMS' determination is subject to ratification or approval by the Board. The kinds of expenses that JHIMS may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class;
(iii) Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

                         FEDERAL INCOME TAX CONSEQUENCES

          As a condition to the consummation of the Reorganization, JHT will have received one or more opinions of Dykema Gossett PLLC to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

          (A) with respect to the transaction involving the U.S. Core Trust (Acquired Fund) and the Fundamental Value Trust (Acquiring Fund): (1) the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired and Acquiring Funds; (2) no gain or loss will be recognized by the Acquired or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund's shares solely for shares of the Acquiring Fund; (4) the tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the tax basis of the shares of the Acquired Fund held by the shareholder immediately prior to the Reorganization; (5) the holding period of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; (6) the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets of the Acquired Fund immediately prior to the Reorganization; and (7) the holding period of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period of those assets of the Acquired Fund immediately prior to the Reorganization; and

          (B) with respect to each of the three transactions involving, respectively, (i) the Managed Trust (Acquired Fund) and the Lifestyle Balanced Trust (Acquiring Fund), (ii) the Emerging Growth Trust (Acquired Fund) and the Small Cap Growth Trust (Acquiring Fund) and (iii) the Small Cap Trust (Acquired
Fund) and the Small Cap Growth Trust (Acquiring Fund): (1) the transaction does not qualify as a tax-free reorganization under Section 368 of the Code, and will be treated as a taxable transaction; (2) the Acquired Fund will recognize gain or loss on each of its assets transferred to the Acquiring Fund equal to the difference between (i) the fair market value of such assets and (ii) the adjusted basis of such assets; (3) the Acquired Fund will be entitled to a deduction for dividends paid to its shareholders in an amount sufficient to offset its regulated investment company taxable income and its capital gains and therefore will not incur any federal income tax liability for its last complete year ending on the date of the Reorganization; (4) the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund; (5) the basis of each of the assets acquired by the Acquiring Fund will be the fair market value of such assets as of the Effective Time of the Reorganization; (6) the Acquiring Fund's holding period for the assets acquired from the Acquired Fund will start as of the Effective Time of the Reorganization; (7) the shareholders of the Acquired Fund will recognize any gain or loss upon the exchange of shares of the Acquired Fund for shares of the Acquiring Fund they received pursuant to the Reorganization; (8) the basis of the shares of the Acquiring Fund received by the former shareholders of the Acquired Fund will be the fair market value of the shares of the Acquiring Fund as of the Effective Time of the Reorganization; (9) the holding period of the former shareholders of the Acquired Fund for their shares of the Acquiring Fund will start as of the Effective Time of the Reorganization; and (10) if the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund.

          Neither JHT nor the Acquired or Acquiring Funds have sought a tax ruling from the Internal Revenue Service ("IRS"), but each is acting in reliance upon the opinion(s) of counsel discussed in the previous paragraphs. The opinion or opinions are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.

          Capital Loss Carryforwards. As of June 30, 2008, the Acquired Funds had capital loss carry forwards in the approximate amounts indicated: Managed Trust -- $0; Emerging Growth Trust -- $3,155,000; Small Cap Trust -- $10,067,000; and U.S. Core Trust -- $21,000,000. The amount of each Acquired Fund's capital loss carryforward as of the Exchange Date could be more or less than such amount as of June 30, 2008.

          As described in (A) above, the transaction involving the U.S. Core Trust (Acquired Fund) and the Fundamental Value Trust (Acquiring Fund) is expected to be a tax free reorganizations. After the Reorganization, the U.S. Core Trust's capital loss carryforward as of the Exchange Date may be available to the Fundamental Value Trust to offset its capital gains, although the amount of offsetting losses available in any given year may be limited. As a result of this limitation, the Fundamental Value Trust may not be able to use these losses as rapidly as the U.S. Core Trust might have, and part of these losses may not be useable at all. The ability of the Fundamental Value Trust to use the accumulated capital loss carryforwards in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. After the Reorganization, the benefits of any capital loss carryforward of the U.S. Core Trust that are available to the Fundamental Value Trust will inure to the benefit of all of the shareholders of the Fundamental Value Trust.

          The transactions described in (B) above, in which the Acquired Funds are the Managed Trust, the Emerging Growth Trust and the Small Cap Trust, respectively, are not expected to qualify as tax-free reorganizations. Therefore, to the extent any of these Acquired Funds has a capital loss carryforward as of the Exchange date, the capital loss carryforward will not be available to its corresponding Acquiring Fund to offset its capital gains.

                                 CAPITALIZATION
                                   (UNAUDITED)

          The following tables show as of December 31, 2007 and with respect to each of Proposals 1 through 4: (1) the capitalization of the Acquired Fund; (2) the capitalization of the Acquiring Fund; and (3) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date and, with respect to Proposals 1 and 4, adjusted to reflect the expenses of the Reorganization. Each of the Acquired Funds under Proposals 2 and 3 is proposed to be combined into the same Acquiring Fund. Consequently, the information with respect to Proposals 2 and 3 below is combined in order to show, in addition to the capitalization information described above, the pro forma combined capitalization of the Acquiring Fund assuming that the Combinations under both Proposal 2 and Proposal 3 had taken place as of December 31, 2007. The tables do not show the actual numbers of shares of the Acquiring Funds to be issued in connection with the Reorganization which will depend upon the net asset value and number of shares outstanding of each Acquired and Acquiring Fund at the time of the Reorganization.

Proposal 1 *

                                                                         NET ASSET         SHARES
FUNDS                                                  NET ASSETS     VALUE PER SHARE   OUTSTANDING
-----                                                --------------   ---------------   -----------
(1) MANAGED TRUST
(Acquired Fund)                        --Series I               N/A          N/A                N/A
                                       --Series II              N/A          N/A                N/A
                                       --NAV         $1,404,856,214       $12.68        110,799,256
                                                     --------------                     -----------
                                             TOTAL   $1,404,856,214                     110,799,256
(2) LIFESTYLE BALANCED  TRUST
(Acquiring Fund)                       --Series I    $1,065,130,314       $13.61         78,258,291
                                       --Series II   $9,495,729,546       $13.56        700,455,119
                                       --NAV         $  103,321,313       $13.63          7,579,424
                                                     --------------                     -----------
                                             TOTAL   10,664,181,173                     786,292,834
Reduction in net assets and decrease
in net asset values per share to
reflect the estimated expenses of      --Series I               N/A          N/A                N/A
the Reorganization, and decrease in    --Series II              N/A          N/A                N/A
outstanding shares relative to net     --NAV              ($725,000)         N/A         (7,781,559)
asset value upon the Reorganization.                 --------------                     -----------
                                             TOTAL        ($725,000)                     (7,781,559)

(3) LIFESTYLE BALANCED TRUST
(Acquiring Fund) (pro forma assuming   --Series I    $1,065,130,314       $13.61         78,258,291
Combination of (1) and (2))            --Series II   $9,495,729,546       $13.56        700,455,119
                                       --NAV         $1,507,452,527       $13.63        110,597,121
                                                     --------------                     -----------
                                             TOTAL   12,068,312,387                     889,310,531

----------
* The expenses of the Combination under Proposal 1 will be borne by the Acquired Fund. The net assets of the Acquired Fund above do not include the estimated expenses of the Reorganization.

Proposal 2 and Proposal 3 *

                                                                       NET ASSET         SHARES
FUNDS                                                 NET ASSETS    VALUE PER SHARE   OUTSTANDING
-----                                                ------------   ---------------   -----------
(1) EMERGING GROWTH TRUST
(Acquired Fund)                        --Series I    $  1,905,954        $9.63            197,956
                                       --Series II   $  9,060,499        $9.46            957,517
                                       --NAV         $ 14,350,726        $9.64          1,488,379
                                                     ------------                      ----------
                                             TOTAL   $ 25,317,179                       2,643,852

(2) SMALL CAP TRUST
(Acquired Fund)                        --Series I    $    493,552        $11.61            42,509
                                       --Series II   $  1,258,806        $11.54           109,078
                                       --NAV         $153,976,723        $11.62        13,251,525
                                                     ------------                      ----------
                                             TOTAL   $155,729,081                      13,403,112

(3) SMALL CAP GROWTH TRUST
(Acquiring Fund)                       --Series I    $ 28,609,342        $10.33         2,770,437
                                       --Series II   $ 39,676,683        $10.25         3,871,371
                                       --NAV         $244,865,877        $10.34        23,675,192
                                                     ------------                      ----------
                                             TOTAL   $313,151,902                      30,317,000

(4) SMALL CAP GROWTH TRUST
(Acquiring Fund) (Pro forma assuming   --Series I    $ 30,515,296        $10.33         2,954,944
Combination of (1) and (3))            --Series II   $ 48,737,182        $10.25         4,755,322
                                       --NAV         $259,216,603        $10.34        25,063,077
                                                     ------------                      ----------
                                             TOTAL   $338,469,081                      32,773,343

(5) SMALL CAP GROWTH TRUST
(Acquiring Fund) (Pro forma assuming   --Series I    $ 29,102,894        $10.33         2,818,216
Combination of (2) and (3))            --Series II   $ 40,935,489        $10.25         3,994,181
                                       --NAV         $398,842,600        $10.34        38,566,558
                                                     ------------                      ----------
                                             TOTAL   $468,880,983                      45,378,955

(6) SMALL CAP GROWTH TRUST
(Acquiring Fund) (Pro forma assuming   --Series I    $ 31,008,848        $10.33         3,002,722
Combination of (1), (2) and (3))       --Series II   $ 49,995,988        $10.25         4,878,132
                                       --NAV         $413,193,326        $10.34        39,954,442
                                                     ------------                      ----------
                                             TOTAL   $494,198,162                      47,835,296

----------
* The expenses of the respective Combinations under Proposals 2 and 3 will be borne by the Adviser.

(A) JHT's Lifestyle Trusts, which operate as funds of funds and invest in NAV shares of other JHT Funds, propose to redeem approximately $7 million in October 2008 from the Emerging Growth Trust, the Acquired Fund under Proposal 2. If this redemption were reflected in the table, the pro forma information for the Acquiring Fund: (i) in row (4) would change in the following respects: NAV Net Assets and Shares Outstanding would be approximately $252,216,603 and 24,386,094, and Total Net Assets and Shares Outstanding would be approximately $331,469,081 and 32,096,360; and (ii) in row (6) would change in the following respects: NAV Net Assets and Shares Outstanding would be approximately $406,193,326 and 39,277,460, and Total Net Assets and Shares Outstanding would be approximately $487,198,162 and 47,158,314.

(B) The Lifestyle Trusts also propose to redeem approximately $96 million in October 2008 from the Small Cap Trust, the Acquired Fund under Proposal 3. If this redemption were reflected in the table, the pro forma information for the Acquiring Fund: (i) in row (5) would change in the following respects: NAV Net Assets and Shares Outstanding would be approximately $302,842,600 and 29,282,225, and Total Net Assets and Shares Outstanding would be approximately $372,880,983 and 36,094,622; and (ii) in row (6) would change in the following respects: NAV Net Assets and Shares Outstanding would be approximately $317,193,326 and 30,670,110, and Total Net Assets and Shares Outstanding would be approximately $398,198,162 and 38,550,964.

(C) If both of the proposed Funds of Funds' redemptions described in notes (A) and (B) were reflected in the table, the pro forma information for the Acquiring Fund in row (6) would change in the following respects: NAV Net Assets and Shares Outstanding would be approximately $310,193,326 and 29,993,127, and Total Net Assets and Shares Outstanding would be approximately $391,198,162 and 37,873,981.

Proposal 4 *

                                                                         NET ASSET        SHARES
FUNDS                                                  NET ASSETS     VALUE PER SHARE   OUTSTANDING
-----                                                --------------   ---------------   -----------

(1) U.S. CORE TRUST  (Acquired Fund)   --Series I    $  709,340,219        $19.41        36,551,429
                                       --Series II   $   70,638,155        $19.32         3,655,330
                                       --NAV         $    2,508,991        $19.42           129,221
                                                     --------------                     -----------
                                             TOTAL   $  782,487,365                      40,335,980

(2) FUNDAMENTAL VALUE TRUST
(Acquiring Fund)                       --Series I    $  177,301,728        $16.50        10,747,485
                                       --Series II   $  445,425,406        $16.45        27,082,742
                                       --NAV         $  788,556,035        $16.45        47,928,714
                                                     --------------                     -----------
                                             TOTAL    1,411,283,169                      85,758,941

Reduction in net assets and decrease
in net asset values per share to
reflect the estimated expenses of      --Series I         ($356,262)          N/A         6,417,296
the Reorganization, and decrease in    --Series II         ($35,478)          N/A           636,626
outstanding shares relative to net     --NAV                ($1,260)          N/A            23,225
asset value upon the Reorganization.                 --------------                     -----------
                                             TOTAL        ($393,000)                      7,077,147

(3) FUNDAMENTAL VALUE TRUST
(Acquiring Fund) (Pro forma assuming   --Series I    $  886,285,685        $16.50        53,716,210
Combination of (1) and (2))            --Series II   $  516,028,083        $16.45        31,374,698
                                       --NAV         $  791,063,766        $16.45        48,081,160
                                                     --------------                     -----------
                                             TOTAL   $2,193,377,534                     133,172,068

----------
* The expenses of the Combination under Proposal 4 will be borne by the Acquired Fund. The net assets of the Acquired Fund above do not include the estimated expenses of the Reorganization.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

                       SUBADVISERS AND PORTFOLIO MANAGERS

          Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Acquired and Acquiring Funds, including a brief summary of the portfolio managers' business careers over the past five years. The SAI includes additional details about the Funds' portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund securities.

DAVIS SELECTED ADVISERS, L.P.

          Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756.

FUND                             PORTFOLIO MANAGERS
----                             -----------------------------------------------
Fundamental Value Trust          Christopher C. Davis (since October 1995)
                                 Kenneth Charles Feinberg (since May 1998)

U.S. Core Trust                  Christopher C. Davis (since June 2008) Kenneth
                                 Charles Feinberg (since June 2008)

- Christopher C. Davis. Chairman; a Director, President or Vice President of each of the Davis Funds; a portfolio manager with Davis since 1995.

     - Kenneth Charles Feinberg. Co-Portfolio Manager; joined Davis in 1992; has co-managed other equity funds advised by Davis and also served as a research analyst.

DECLARATION MANAGEMENT & RESEARCH LLC

          Declaration is a Delaware limited company located at 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102-4858. Declaration is an indirect wholly owned subsidiary of John Hancock Life Insurance Company ("JHLICO"). JHLICO is located at 200 Clarendon Street, Boston, Massachusetts 02117 and is an indirect wholly owned subsidiary of MFC, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

FUND                             PORTFOLIO MANAGERS
----                             -----------------------------------------------
Managed Trust                    Peter Farley
                                 James E. Shallcross

     - Peter Farley, CFA (since 2005). Mr. Farley joined Declaration in 1996 and is a Senior Vice President. He manages Active Core portfolios, Corporate CDO products and oversees CMBS/CRE CDO Trading and Research. Mr. Farley is a member of Declaration's Investment Committee.

     - James E. Shallcross (since 2005). Mr. Shallcross joined Declaration in 1991 and is an Executive Vice President and the Director of Portfolio Management. He oversees the management of all portfolios, supervises the investment staff and is a member of Declaration's Investment Committee.

INDEPENDENCE INVESTMENT LLC

          Independence is located at 160 Federal Street, Boston, Massachusetts 02110 and is a subsidiary of Convergent Capital Management LLC ("Convergent"). Convergent is located at 190 South LaSalle Street, Chicago, Illinois, and is a subsidiary of City National Corporation, a publicly traded financial services company located at 555 South Flower Street, Los Angeles, California.

FUND                             PORTFOLIO MANAGER
----                             -----------------------------------------------
Small Cap Trust                  Charles S. Glovsky

     - Charles S. Glovsky (since 2005). Senior Vice President and Director of Small Cap strategies; joined Independence in 2000; previously worked for Dewey Square Investors, Glovsky-Brown Capital Management, State Street Research & Management, Alex Brown & Sons, and Eppler, Guerin & Turner.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

          MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the Funds of JHT for which it is the subadviser as well as other funds which are also advised by the Adviser. MFC Global (U.S.A.) is an indirect, wholly-owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

FUND                             PORTFOLIO MANAGERS
----                             -----------------------------------------------
Lifestyle Balanced Trust *       Steve Orlich
                                 Scott Warlow

     - Steve Orlich (since May 2006). Vice President and Senior Portfolio Manager, Asset Allocation Portfolios; joined MFC Global (U.S.A.) in 1998. He is an associate of the Society of Actuaries and has a M.A. in Theoretical Mathematics.

     - Scott Warlow (since May 2006). Assistant Vice President and Portfolio Manager, Asset Allocation Portfolios; joined MFC Global (U.S.A.) in 2002. He is responsible for strategic asset allocations, style analysis of fund managers, and developing methods and models for tactical asset allocation.

          * Deutsche Investment Management Americas Inc. ("DIMA") provides consulting services to MFC Global (U.S.A.) in its management of the Lifestyle Trusts. DIMA, located at 345 Park Avenue, New York, New York 10154, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. DIMA provides a full range of investment advisory services to retail and institutional clients.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.) LLC

          MFC Global (U.S.), a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts, was founded in 1979. It is a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS") and an affiliate of the Adviser. JHFS is a subsidiary of MFC based in Toronto, Canada. MFC is the holding company of the Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

FUND                             PORTFOLIO MANAGERS
----                             -----------------------------------------------
Emerging Growth Trust            Henry E. Mehlman
                                 Alan E. Norton

     - Henry E. Mehlman (since April 2006). Vice President; joined MFC Global (U.S.) in 2002.

     - Alan E. Norton (since April 2006). Senior Vice President; joined MFC Global (U.S.) in 2002.

WELLINGTON MANAGEMENT COMPANY, LLP

          Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

FUNDS                            PORTFOLIO MANAGERS
----                             -----------------------------------------------
Small Cap Growth Trust           Steven C. Angeli, CFA
                                 Mario E. Abularach, CFA
                                 Stephen Mortimer

     - Steven C. Angeli, CFA (since April 2003). Senior Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 1994.

     - Mario E. Abularach, CFA (since May 2006). Vice President and Equity Research Analyst; joined Wellington Management as an investment professional in 2001.

     - Stephen Mortimer (since May 2006). Vice President and Equity Portfolio Manager; joined Wellington Management as an investment professional in 2001.

                                 RULE 12B-1 FEES

          JHT has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for each of the Series I and Series II shares of each of the Funds. The NAV shares of the Funds are not subject to Rule 12b-1 fees.

          At present, Series I shares of the Acquired and Acquiring Funds are subject to a Rule 12b-1 fee of up to 0.05% of Series I share average daily net assets, and Series II shares of the Funds are subject to a Rule 12b-1 fee of up to 0.25% of Series II share average daily net assets.

          The Rule 12b-1 fees are paid to JHT's distributor, JH Distributors (the "Distributor"). To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees: (i) for any expenses relating to the distribution of the shares of the class; (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA").

          Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Each Distribution Plan is a compensation plan rather than a reimbursement plan. Currently, all payments by the Distributor relating to Series I and Series II shares are made to insurance companies affiliated with JHIMS and the Distributor. However, payments may be made to unaffiliated insurance companies in the future.

          Currently, each class of shares pays a "service fee" of 0.25% of average daily net assets or, if less, the full amount of the applicable 12b-1 fee. The service fee is paid to the Distributor, which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties that have agreed to provide with respect to the shares of JHT the kinds of services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Conduct Rules of FINRA.

          Rule 12b-1 fees are paid out of a Fund's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Fund and may, over time, be greater than other types of sales charges.

                           DIVIDENDS AND DISTRIBUTIONS

          The dividends and distributions procedures with respect to the Acquired and Acquiring Funds are the same. JHT intends to declare as dividends substantially all of the net investment income, if any, of each of the Funds. Dividends from the net investment income and the net capital gain, if any, for each Fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Fund or paid in cash.

                        PURCHASE AND REDEMPTION OF SHARES

          The purchase and redemption procedures with respect to shares of the Acquired and Acquiring Funds are the same. Shares of each Fund are offered continuously, without sales charge, at a price equal to their net asset value. Shares of each Fund are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by JHT. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or (iii) the SEC by order so permits for the protection of security holders of JHT.

          Calculation of Net Asset Value. The net asset value of the shares of each of the Acquired and Acquiring Funds is determined once daily as of the close of trading on the NYSE, Monday through Friday, except that no determination is required on: (i) days on which changes in the value of the Fund's Fund securities will not materially affect the current net asset value of the shares of the Fund, (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase or sell such shares is received by JHT, or (iii) the following business holidays or the days on which such holidays are observed by the NYSE: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          The net asset value per share of each share class of a Fund is computed by: (i) adding the sum of the value of the securities held by the Fund, plus any cash or other assets it holds, attributable to the class, (ii) subtracting all its liabilities attributable to the class, and (iii) dividing the result by the total number of shares outstanding of the class at such time.

          Valuation of Securities. Securities held by each of the Funds, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Board. The Board has delegated the responsibility to fair value securities to JHT's Pricing Committee (the "Pricing Committee"), and actual calculation of fair value may be made by persons acting pursuant to the direction of the Board.

          Generally, trading in: (i) non-U.S. securities; (ii) U.S. Government Securities; and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board or its designee believes accurately reflects its fair value.

          In deciding whether to make a fair value adjustment to the price of a security, the Board or its designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. JHT may also fair value securities in other situations, for example, when a particular foreign market is closed but JHT is calculating the net asset value for its Funds. In view of these factors, it is likely that JHT Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than JHT Funds investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

          For purposes of determining when fair value adjustments may be appropriate with respect to JHT Funds that invest in securities in foreign markets that close prior to the NYSE, JHT will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P index or of certain "i-Share Exchange Traded Funds" ("i-Shares") that track foreign markets in which JHT Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P index or of i-Shares, the pricing for all JHT Funds that invest in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the net asset value of such Funds will be recommended to JHT's Pricing Committee where applicable.

          Fair value pricing of securities is intended to help ensure that the net asset value of a Fund's shares reflects the value of the Fund's securities as of the close of the NYSE (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

          All money market instruments with a remaining maturity of 60 days or less held by the Funds are valued on an amortized cost basis.

                          DISRUPTIVE SHORT-TERM TRADING

          None of the JHT Funds is designed for short-term trading (frequent purchases and redemptions of shares) or market timing since such activities may increase Fund transaction costs, disrupt management of a Fund (affecting a subadviser's ability to effectively manage the Fund in accordance with its investment objective and policies) and dilute the interest in a Fund held for long-term investment ("Disruptive Short-Term Trading").

          The Board has adopted procedures to deter Disruptive Short-Term Trading, and JHT seeks to deter and prevent such trading through several methods:

          First, to the extent that there is a delay between a change in the value of a Fund's holdings and the time when that change is reflected in the net asset value of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. JHT seeks to deter and prevent this activity, sometimes referred to as "market timing" or "stale price arbitrage," by the appropriate use of "fair value" pricing of the securities in JHT's Funds. See "Purchase and Redemption of Shares" above for further information on fair value pricing.

          Second, management of JHT will seek to monitor purchases and redemptions of JHT shares either directly or through procedures adopted by affiliated insurance companies that use JHT as their underlying investment vehicle. If management of JHT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing Fund transaction costs, significantly disrupting Fund management or significantly diluting the interest in a Fund held for long-term investment, that is, Disruptive Short-Term Trading, JHT may impose restrictions on trading as described below.

          Pursuant to Rule 22c-2 under the 1940 Act, JHT and each insurance company that uses JHT as an underlying investment vehicle have entered into an information sharing agreement under which the insurance company is obligated to:
(i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHT; (ii) furnish JHT, upon its request, with information regarding contract holder trading activities in shares of JHT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHT as engaging in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHT, to cease accepting trading instructions from the financial intermediary for the contract holder.

          Investors in JHT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading and that the ability to restrict Disruptive Short-Term Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, inherently make it more difficult for JHT to identify short-term transactions in a Fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHT is unsuccessful in restricting Disruptive Short-Term Trading, the Funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser's ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

          Market timers may target JHT Funds with the following types of investments:

          1. Funds with significant investments in foreign securities traded on markets that close before the Fund determines its net asset value.

          2. Funds with significant investments in high yield securities that are infrequently traded.

          3. Funds with significant investments in small cap securities.

          Market timers may also target JHT Funds with other types of investments for frequent trading of shares.

                                   TAX MATTERS

          The following is a summary of some important tax issues that affect JHT and the Funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with


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

retroactive effect). It is not a detailed description of the tax treatment of JHT or the Funds. More information about taxes is located in the SAI under "Additional Information Concerning Taxes". SHAREHOLDERS AND CONTRACT OWNERS SHOULD CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL AND FOREIGN TAXES AND THEIR IMPACT ON PERSONAL TAX LIABILITY.

Qualification as a Regulated Investment Company; Diversification Requirements Applicable to Insurance Company Separate Accounts

          JHT intends to take the steps necessary to qualify each Fund as a regulated investment company under Subchapter M of the Code and believes that each Fund will so qualify. As a result of qualifying as a regulated investment company, each Fund will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

          Because JHT complies with the ownership restrictions of Treas. Reg.
Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92
(no direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any Fund in which it invests, provided that the Fund qualifies as a regulated investment company. Therefore, each Fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

          If a Fund failed to qualify as a regulated investment company:

     - owners of contracts based on the portfolio would be treated as owning shares of the Fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

     - the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

          In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

Tax-Qualified and Non-Qualified Contracts

          Certain of MFC's life insurance subsidiaries (the "Insurance Companies") are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their "policyholder reserves." They are also required to capitalize and amortize certain costs instead of deducting those costs when they


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

are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a "DAC tax charge" they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a "DAC tax adjustment." They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

          The Insurance Companies' contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

          Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHT, including the application of state and local taxes.

Foreign Investments

          When investing in foreign securities or currencies, a Fund may incur withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a Fund of JHT.

Tax Implications for Insurance Contracts With Investments Allocated to JHT

          For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Fund of JHT, please refer to the prospectus for the contract.

          The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Treasury Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the SAI for additional information on taxes.

                  POLICY REGARDING DISCLOSURE OF FUND HOLDINGS

          The SAI contains a description of JHT's policies and procedures regarding disclosure of Fund portfolio holdings.

          Each of JHT's Funds of Funds, including the Lifestyle Balanced Trust, invests in shares of other Funds. The holdings of each Fund of Fund in other Funds will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a Fund of Funds. In addition, the ten largest holdings of each Fund will be posted to the website listed below 30 days after each calendar quarter end. JHT's Form N-CSR and Form N-Q will contain each Fund's entire portfolio holdings as of the applicable calendar quarter end.

    www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

              BROKER COMPENSATION AND REVENUE SHARING ARRANGEMENTS

          Insurance companies and their SEC registered separate accounts may use JHT as an underlying investment medium for their variable annuity contracts and variable life insurance policies ("Variable Products"). Distributors


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

of such Variable Products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser's profit on the advisory fee.

          John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the "John Hancock Insurance Companies") and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHT as an underlying investment medium for exempt group annuity contracts ("Group Contracts") issued to certain qualified retirement plans (the "Plans"). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators ("TPAs") for the services they provide in connection the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser's profit on the advisory fee.

             ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL RISKS
                             AND INVESTMENT POLICIES

               OTHER PERMITTED INVESTMENTS BY THE FUNDS OF FUNDS

          Certain Funds of Funds, including the Lifestyle Balanced Trust, the Acquiring Fund under Proposal 1, may directly:

          -    Purchase U.S. government securities and short-term paper.

          - Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act, subject to the limits set forth under the 1940 Act and rules thereunder.

          - Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the Adviser, including Exchange Traded Funds, subject to the limits set forth under the 1940 Act and rules thereunder.

          - Purchase securities of registered closed-end investment companies.

          - Invest in equity securities that may include common and preferred stocks of large, medium and small capitalization companies in both developed (including the U.S.) and emerging markets.

          - Invest in fixed income securities that may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed income securities rated below investment grade (sometimes referred to as "junk bonds").

          - Invest up to 15% of its net assets in illiquid securities, including securities issued by limited partnerships and other pooled investment vehicles, including hedge funds.

          - Make short sales of securities (borrow and sell securities not owned by the Fund), either to realize appreciation when a security that the Fund does not own declines in value or as a hedge against potential declines in the value of a Fund security.

          - Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in


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

               commodities or commodity-linked derivatives.

          - Purchase and sell commodities and enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities.

          A Fund may use various investment strategies such as hedging and other related transactions. For example, a Fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by a Fund. In addition, these strategies may be used to gain exposure to a particular securities market. A Fund also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to "Hedging and Other Strategic Transactions Risks" in the SAI.

          Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments would constitute "qualifying income" to a regulated investment company, a Fund is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Fund's Chief Compliance Officer. See "Additional Information Concerning Taxes" in the SAI.

                RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

          The risks of investing in certain types of securities in which the Acquired and Acquiring Funds may invest are described below. Unless otherwise indicated below, the Acquired and Acquiring Funds may invest in all the types of securities described. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

ACTIVE MANAGEMENT RISK

          Funds that are not index funds are actively managed by their subadviser. The performance of a Fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving the Fund's investment objective. If the subadviser's investment strategies do not perform as expected, the Fund could underperform other mutual funds with similar investment objectives or lose money.

CONVERTIBLE SECURITIES RISK

          Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and typically are unrated or rated lower than such debt obligations.

COMMODITY RISK

          Certain Funds of Funds, including the Lifestyle Balanced Trust, are authorized to invest in commodities. Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

CREDIT AND COUNTERPARTY RISK

          This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging, Derivatives and Other Strategic Transactions Risk," or a


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

borrower of a Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie
Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

          Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's ("S&P"), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

          In addition, a Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of Fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. A Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

EQUITY SECURITIES RISK

          Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Fund is invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

          Value Investing Risk. The Funds purchase certain equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what their subadviser believes to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadviser to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

          Growth Investing Risk. The Funds may purchase certain equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

EXCHANGE TRADED FUNDS (ETFS) RISK

          ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

FIXED INCOME SECURITIES RISK

          Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

          Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

          Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund's investments. Funds that may invest in lower rated fixed income securities commonly referred to as "junk" securities are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

          Investment Grade Fixed Income Securities in the Lowest Rating Category Risk. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

          Lower Rated Fixed Income Securities Risk and High Yield Securities Risk. Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

     - Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

     - Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

     - Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

     - Dependence on Subadviser's Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

          Additional Risks Regarding Lower Rated Corporate Fixed Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

          Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities. Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities Risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

          Prepayment of principal. Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

FOREIGN SECURITIES RISK

          Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a Fund's investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in a foreign security. All Funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

          Currency Risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund's investments. Currency risk includes both the risk that currencies in which a Fund's investments are traded, or currencies in which a Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a Fund's currency exposure being substantially different than that suggested by its securities investments. All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

FUND OF FUNDS RISK

          A Fund of Funds' ability to achieve its investment objective will depend largely on the ability of the subadviser to select the appropriate mix of Underlying Funds. In addition, achieving the Fund's objective will depend on the performance of the Underlying Funds which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives. A Fund of Funds is subject to the same risks as the Underlying Funds in which it invests. The Fund invests in Underlying Funds that invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities, and engage in hedging and other strategic transactions. To the extent a Fund invests in these securities directly or engages in hedging and other strategic transactions, the Fund will be subject to the same risks. As a Fund's asset mix becomes more conservative, the Fund becomes more susceptible to risks associated with fixed-income securities.

          A Fund may be an Underlying Fund to JHT Funds that operate as Funds of Funds and invest in Underlying Funds. Large redemptions from or investments in an Underlying Fund by a Fund of Funds in connection with rebalancings or reallocations of the Fund of Funds' assets may adversely affect an Underlying Fund. The Underlying Fund could be required to sell securities or to invest cash at times when it would not otherwise desire to do so, and rebalancings may increase brokerage and other transaction costs. A large redemption by a Fund of Funds owning a substantial portion of an Underlying Fund could cause the Underlying Fund's expenses to increase and could result in its portfolio becoming too small to be economically viable.

HEDGING, DERIVATIVES AND OTHER STRATEGIC TRANSACTIONS RISK

          The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses hedging and other strategic transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to a Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised.

          A Fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Funds also may use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets and currencies without the Funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments the Funds may utilize, refer to the SAI.

          The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a Funds contracts with a limited number of counterparties, the Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

          The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund's portfolio securities. If the transaction is not successful it could result in a loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a Fund utilizes hedging and other strategic transactions it will be subject to the same risks.

HIGH PORTFOLIO TURNOVER RISK

          A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs, which must be borne directly by a Fund, and brokerage commissions and generating greater tax liabilities for shareholders. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.

INITIAL PUBLIC OFFERINGS RISK

          Investments in IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

INVESTMENT COMPANY SECURITIES RISK

          Each Fund of Funds may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end Funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. See "Risk Factors Fund of Funds Risk" in the SAI for further information regarding investments in other investment companies.

ISSUER RISK

          An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK

          A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund's ability to sell particular securities or close derivative positions. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk present the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for Funds that invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

LOAN PARTICIPATIONS RISK

          A Fund's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a Fund against losses in value or a decline in income in the event of a borrower's non-payment of principal or interest, and in the event of a bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser's credit analysis of the borrower, and in the case of a loan participation, the intermediary. A Fund may have limited rights to enforce the terms of an underlying loan.

MEDIUM AND SMALL COMPANY RISK

          Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all Funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium sized market capitalizations.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

          Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

          Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

          When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

          When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.


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

          The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

          Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

          Collateralized Mortgage Obligations. A Fund may invest in mortgage-backed securities called collateralized mortgage obligations ("CMOs"). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

SHORT SALES RISK

          The Funds may make short sales of securities. This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. A Fund may also make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

          Until a Fund closes its short position or replaces a borrowed security, a Fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.

SECURITIES LENDING RISK

          A Fund's loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower.

                                   ----------

          Additional risks of investing in the types of securities mentioned above are described in the SAI, which is incorporated by reference into this Proxy Statement/Prospectus.


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

                         ADDITIONAL INVESTMENT POLICIES

          Subject to certain restrictions and except as noted below, the Acquired and Acquiring Funds may use the following investment strategies and purchase the following types of securities.

FOREIGN REPURCHASE AGREEMENTS

          A Fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

ILLIQUID SECURITIES

          A Fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.

INDEXED/STRUCTURED SECURITIES

          Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

LENDING OF FUND SECURITIES

          A Fund may lend its securities so long as such loans do not represent more than 331/3% of the Fund's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

LOAN PARTICIPATIONS

          The Funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

MORTGAGE DOLLAR ROLLS

          The Funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

          At the time a Fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

          The Funds may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Fund's net asset value per share, the Funds will cover the transaction as described above.

REPURCHASE AGREEMENTS

          The Funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan of money by the Fund collateralized by the debt securities. The Fund's risk in a repurchase transaction is limited to the ability of the seller of the securities to repurchase the securities at the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchase agreements maturing in more than seven days are deemed to be illiquid.

REVERSE REPURCHASE AGREEMENTS

          The Funds may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Funds will maintain on their records liquid assets having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's net asset value per share, the Funds will cover the transaction as described above.

U.S. GOVERNMENT SECURITIES

          The Funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

WARRANTS

          The Funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

WHEN-ISSUED SECURITIES/FORWARD COMMITMENTS

          A Fund may purchase or sell debt or equity securities on a "when-issued", delayed-delivery or "forward commitment" basis. These terms mean that the Fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

                                   ----------

          These investment strategies and securities are more fully described in the SAI, which is incorporated by reference into this Proxy
Statement/Prospectus.

                NEW SUBADVISORY AGREEMENT FOR THE U.S. CORE TRUST

          At its meeting on June 26-27, 2008, the Board, including all of the Independent Trustees, approved a new subadvisory agreement appointing Davis as the new subadviser to the U.S. Core Trust, replacing that Fund's former subadviser, GMO. This subadviser change became effective, and the former subadvisory arrangements terminated, on June 27, 2008.

          As described under Proposal 4 above, shareholders of the U.S. Core Trust are being asked to approve the Combination of that Fund into the Fundamental Value Trust which is subadvised by Davis. As a result of the subadviser change described herein, the Acquired Fund and its corresponding Acquiring Fund under Proposal 4 have the same subadviser. This change is intended to facilitate the transition in portfolio management of the Funds occasioned by this Combination.

          The change in subadviser for the U.S. Core Trust has not resulted in any change in the advisory and subadvisory fee rates for the Fund or in the nature and quality of the subadvisory services provided to the Fund.

          The new subadvisory agreement with Davis is dated June 9, 2008. The prior subadvisory agreement with GMO for the U.S. Core Trust, dated October 17, 2005, was approved by the Board (including a majority of the Independent Trustees) on June 23-24, 2005 in connection with the appointment of GMO as subadviser.

DAVIS

          Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

          Davis is the subadviser to the following JHT Funds in addition to the U.S. Core Trust: the Financial Services Trust and the Fundamental Value Trust.

          For information about the management of, and funds comparable to the U.S. Core Trust that are managed by, Davis, see Appendix B to this Proxy Statement/Prospectus ("Additional Information About Davis").

NEW SUBADVISORY AGREEMENT

          Under the new subadvisory agreement with Davis, as under the prior subadvisory agreement with GMO, the subadviser manages the day-to-day investment and reinvestment of the assets of the U.S. Core Trust, subject to the supervision of the Board and the Adviser, and formulates a continuous investment program for the Fund consistent with its investment objective and policies. The subadviser implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Adviser.

          The terms of the prior subadvisory agreement and the new subadvisory agreement are substantially the same, and are the same with respect to compensation as described below. The terms of the agreements are more fully described below under "Description of Prior and New Subadvisory Agreements."

          COMPENSATION. As compensation for their respective services under the new and prior subadvisory agreements, Davis is paid, and GMO was paid, a subadvisory fee by the Adviser with respect to the U.S. Core Trust. Under each such agreement, the fee, which is accrued daily and paid monthly, is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. This annual fee rate is calculated each day by applying the annual percentage rates (including breakpoints) in the table below to the applicable portions of Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. As indicated in the note to the table below,

"Aggregate Net Assets" may include, in addition to the net assets of the U.S. Core Trust, the net assets of one or more other Funds of JHT or funds of JHF II or JHF III. UNDER BOTH THE PRIOR AND THE NEW SUBADVISORY AGREEMENTS, THE SUBADVISORY FEE IS PAID BY THE ADVISER AND IS NOT AN ADDITIONAL CHARGE TO THE FUND.

          The following table sets forth the annual percentage rates of the subadvisory fees for the U.S. Core Trust under the prior and new subadvisory agreements. As indicated, the rates are the same under both agreements.

SUBADVISORY FEES -- U.S. CORE TRUST
(Rates Applied to Aggregate Net Assets) (1)

        PRIOR SUBADVISORY AGREEMENT            NEW SUBADVISORY AGREEMENT

     0.33% of the first $500 million;       0.33% of the first $500 million;
      0.31 of the next $500 million;         0.31 of the next $500 million;
    0.30% of the next $1.5 billion; and   0.30% of the next $1.5 billion; and
   0.29% of the excess over $2 billion.   0.29% of the excess over $2 billion.

----------
(1) Aggregate Net Assets under both the new and prior subadvisory agreements include the net assets of the U.S. Core Trust, the net assets of the JHF III U.S. Core Fund and the portions of the assets of the JHT Managed Trust that are managed by GMO. As of May 31, 2008, such Aggregate Net Assets were approximately $1,457,661,276.

          For the fiscal year ended December 31, 2007, JHIMS paid GMO under the prior subadvisory agreement a subadvisory fee of $2,824,410 with respect to the U.S. Core Trust. If the new subadvisory agreement with Davis had been in effect for that fiscal year, the subadvisory fee paid to Davis would have been the same.

                     CONSIDERATIONS BY THE BOARD OF TRUSTEES

          The Board, including the Independent Trustees, is responsible for selecting JHT's investment adviser, approving the Adviser's selection of Fund subadvisers and approving the Funds' advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates JHT's advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Director may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for JHT and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board with respect to each Fund:

     1. the nature, extent and quality of the services to be provided by the Adviser to JHT and by the subadviser to the Fund;

     2.   the investment performance of the Fund and its subadviser;

     3. the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;

     4. the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser's relationship with JHT; and

     5. comparative services rendered and comparative advisory and subadvisory fee rates.

          The Board believes that information relating to all these factors is relevant to its evaluation of JHT's advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of JHT's "manager-of-managers" advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with JHT, generally, are not a material factor in the Board's consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

          In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of JHT, offered by the Adviser and other affiliates of the Adviser ("Material Relationships").

          In making its determination with respect to the factors that it considers, the Board reviewed:

     1. information relating to the subadviser's current subadvisory services to the JHT,

     2. the performance of the Fund and the performance of other funds managed by the subadviser with similar investment policies;

     3.   the subadvisory fee for the Fund, including any breakpoints; and

     4. information relating to the nature and scope of Material Relationships and their significance to the Adviser and the subadviser.

          Particular considerations of the Board in approving the new subadvisory agreement with Davis for the U.S. Core Trust at the June 26-27, 2008 Board meeting included the following:

     1. Davis has demonstrated skills as a manager, is currently the subadviser to two Funds of JHT and two funds of JHF II and may be expected to provide a high quality of investment management services and personnel to the U.S. Core Trust;

     2. The Fundamental Value Trust, which is managed by Davis and has a substantially similar investment style to that of the U.S. Core Trust, has outperformed the U.S. Core Trust since the inception of the Fundamental value Trust on April 30, 2001, and has outperformed its peer group average and benchmark index for the one- and five-year periods ended March 31, 2008.

     3. The subadvisory fee rates with respect to the U.S. Core Trust under the new subadvisory agreement are (i) the product of arms-length negotiation between the Adviser and Davis, (ii) within industry norms,
          (iii) and the same as the subadvisory fee rates under the prior subadvisory agreement. In addition, the subadvisory fee is paid by the Adviser and not by the U.S. Core Trust.

               DESCRIPTION OF PRIOR AND NEW SUBADVISORY AGREEMENTS

          The terms of the prior subadvisory agreement with GMO and the new subadvisory agreement with Davis are substantially the same and are described below. For convenience, the agreements are generally, collectively referred to as the "subadvisory agreement" and the subadvisers as the "subadviser."

          DUTIES OF THE SUBADVISER. The subadviser manages the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board and the Adviser, and formulates a continuous investment program for the Fund consistent with its investment objective and policies. The subadviser implements such program by purchases and sales of securities and regularly reports thereon to the Board and the Adviser. At its expense, the subadviser furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Fund.

          BROKERAGE TRANSACTIONS. The subadviser selects brokers and dealers to effect all transactions, places all necessary orders with brokers, dealers, or issuers, and negotiates brokerage commissions if applicable. The subadviser may pay a broker-dealer that provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to accounts managed by the subadviser.

          BOOKS AND RECORDS. The subadviser maintains all accounts, books and record with respect to the Fund as are required of an investment adviser of a registered investment company under the 1940 Act and the Advisers Act.

          TERM. The subadvisory agreement initially continues in effect for a period of no more than two years from the date of its execution and thereafter only if such continuance is specifically approved at least annually either (a) by the Board or (b) by the vote of a majority of the outstanding voting securities of the Fund. In either event, such continuance must also be approved by the vote of a majority of the Independent Trustees.

          Any required shareholder approval of any continuance of the subadvisory agreement is effective with respect to a Fund if a majority of the outstanding voting securities of the Fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the agreement or (b) all of the JHT Funds.

          If the outstanding voting securities of a Fund fail to approve any continuance of a subadvisory agreement for the Fund, the subadviser will continue to act as subadviser with respect to the Fund pending the required approval of the continuance of the agreement or a new agreement with either that subadviser or a different subadviser, or other definitive action.

          TERMINATION. The subadvisory agreement provides that it may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the agreement and, as applicable, to JHT. The following parties or others may terminate the agreement:

-    the Board;

-    the holders of a majority of the outstanding voting securities of the Fund;

-    the Adviser; and

-    the subadviser.

The subadvisory agreement automatically terminates in the event of its assignment.

          AMENDMENTS. The subadvisory agreement may be amended by the parties to the agreement provided the amendment is approved by of a majority of the Independent Trustees of JHT. Any required shareholder approval of any amendment will be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other JHT Fund affected by the amendment; or (b) all of the JHT Funds.

          Pursuant to an order received by JHT from the SEC, the Adviser is permitted to enter into subadvisory agreements appointing subadvisers that are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Fund), and to change the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisers, without shareholder approval. JHT is therefore able to engage non-affiliated subadvisers from time to time without the expense and delays associated with holding a meeting of shareholders.

          LIABILITY OF SUBADVISER. Neither the subadviser nor any of its officers or employees will be liable to the Adviser or JHT for any loss suffered by the Adviser or JHT in connection with the matter to which the subadvisory agreement relates, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the subadviser.

                       SHAREHOLDERS AND VOTING INFORMATION

                               SHAREHOLDERS OF JHT

          JHT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable contracts issued by such companies, to certain entities affiliated with the insurance companies and to the following Funds of JHT that operate as funds of funds and invest in other JHT Funds: the Lifestyle Trusts, the Lifecycle Trusts, the Absolute Return Trust, the American Fundamental Holdings Trust, the American Global Diversification Trust and the Franklin Templeton Founding Allocation Trust (collectively, the "Funds of Funds"). Only shares of a particular Fund are entitled to vote on matters that affect only the interests of that Fund.

          As of the Record Date, shares of JHT were legally owned by John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)"), John Hancock Life Insurance Company of New York ("JHLICO New York"), John Hancock Life Insurance Company ("JHLICO"), John Hancock Variable Life Insurance Company ("JHVLICO") (collectively, the "Insurance Companies") and the Funds of Funds.

          The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a Fund. For purposes of the 1940 Act, any person who owns "beneficially" more than 25% of the outstanding shares of a Fund is presumed to "control" the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a Fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the Fund. The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of the shares resides not with the Funds of Funds or with JHT but rather with the subadviser to each Fund of Funds as a result of its advisory arrangements. Under these circumstances, JHT does not view a Fund of Funds as being the beneficial owner of shares of underlying Funds for purposes of the 1940 Act presumption of control. See "Solicitation of Proxies and Voting Instructions" below.

          Each of JHLICO (U.S.A.) and JHLICO New York is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Each of JHLICO and JHVLICO is a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"). The ultimate parent entity of Manulife and JHFS is Manulife Financial Corporation ("MFC"), the holding company of Manulife and its subsidiaries, collectively known as "Manulife Financial." The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

          JHLICO (U.S.A.) is a stock life insurance company originally organized under the laws of Pennsylvania, redomesticated under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. JHLICO is a life insurance company organized under the laws of Massachusetts and having its principal offices at 200 Clarendon Street, Boston, Massachusetts 02117. JHVLICO is a life insurance company organized under the laws of Massachusetts and having its principal offices at 197 Clarendon Street, Boston, Massachusetts 02117.

          The number of votes eligible to be cast at the Meeting with respect to each Fund, the percentage ownership of the outstanding shares of each Fund by each of the Insurance Companies and by the Funds of Funds, and other share ownership information, as of the Record Date, are set forth below under "Outstanding Shares and Share Ownership."

                                VOTING PROCEDURES

          Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of JHT at 601 Congress Street, Boston, Massachusetts 02210; or (ii) signing and returning a new proxy, in each case if received by JHT by April 13, 2008. ALL VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS THEREON, OR IN THE ABSENCE OF SPECIFICATIONS, FOR APPROVAL OF ALL APPLICABLE PROPOSALS.

          Quorum; Definition of a Majority of Outstanding Voting Securities. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of JHT at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of JHT (or of a Fund or class of shares of a Fund, as applicable) is required to approve a proposal. As used in this Proxy Statement/Prospectus, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of JHT or a Fund, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of JHT or a Fund, as applicable, are present in person or by proxy or

(2) more than 50% of the outstanding voting securities of JHT or a Fund, as applicable.

Shareholders are entitled to one vote for each Series I, Series II and NAV share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

          In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHT's shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

          Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

          Cost of Preparation and Distribution of Proxy Materials. With respect to the Combination of each Acquired Fund and its corresponding Acquiring Fund, the costs of the preparation of these proxy materials and their distribution will be borne by the Acquired Fund in the case of the Combinations involving the Managed Trust and the U.S. Core Trust, and will be borne by the Adviser in the case of the Combinations involving the Emerging Growth Trust and the Small Cap Trust. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of JHT, the Adviser or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Adviser for their out-of-pocket expenses.

          Fund Voting. Shares of each Acquired Fund will vote separately, and in the aggregate and not by class of shares, with respect to the proposal applicable to that Fund.

                 SOLICITATION OF PROXIES AND VOTING INSTRUCTIONS

          JHT is soliciting proxies from the shareholders of the Acquired Funds, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders' meeting. The Insurance Companies will furnish this Proxy Statement/Prospectus to the owners of variable contracts participating in their separate accounts which are registered with the SEC under the 1940 Act ("Registered Accounts") and that hold shares of the Acquired Funds to be voted at the Meeting and will solicit voting instructions from those contract owners.

          Each Insurance Company will vote shares of the Acquired Funds held in its Registered Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Accounts. The Insurance Companies will vote all other shares of the Acquired Funds held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts. In addition, JHT will vote shares of the Acquired Funds held by a Fund of Funds in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts that invest in that Acquired Fund. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

                     OUTSTANDING SHARES AND SHARE OWNERSHIP

ACQUIRED FUNDS

          As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II and NAV shares of each Acquired Fund, and the percentage ownership thereof by JHLICO (U.S.A.), JHLICO New York, JHLICO, JHVLICO and collectively by the Lifestyle Trusts, the Index Allocation Trust and the Franklin Templeton Founding Allocation Trust (the "Funds of Funds") are set forth below:

                                    PERCENTAGE OF   PERCENTAGE OF
                        NUMBER OF    SHARES HELD     SHARES HELD    PERCENTAGE OF   PERCENTAGE OF    PERCENTAGE OF
                         ELIGIBLE     BY JHLICO     BY JHLICO NEW    SHARES HELD     SHARES HELD     SHARES HELD BY
ACQUIRED FUND             VOTES         U.S.A.           YORK         BY JHLICO       BY JHVLICO    FUNDS OF FUNDS*
---------------------   ---------   -------------   -------------   -------------   -------------   ---------------
MANAGED TRUST
   --NAV
EMERGING GROWTH TRUST
   --Series I
   --Series II
   --NAV
SMALL CAP TRUST
   --Series I
   --Series II
   --NAV
U.S. CORE TRUST
   --Series I
   --Series II
   --NAV

----------
*    Represents the aggregate percentage ownership of the Funds of Funds.

          As of the Record Date, to the knowledge of JHT, no record owner of one or more variable contracts had voting authority with respect to 5% or more of the outstanding shares of any class of any of the Acquired Funds.

          As of the Record Date, Trustees and officers of JHT, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of any of the Acquired Funds.

ACQUIRING FUNDS

          As of the Record Date, the number of shares outstanding with respect to the Series I, Series II and NAV shares of each Acquiring Fund, and the percentage ownership thereof by each of JHLICO U.S.A., JHLICO New York, JHLICO, JHVLICO and collectively by the Funds of Funds are set forth below:

                                        PERCENTAGE OF   PERCENTAGE OF
                           NUMBER OF     SHARES HELD     SHARES HELD    PERCENTAGE OF   PERCENTAGE OF    PERCENTAGE OF
                             SHARES       BY JHLICO     BY JHLICO NEW    SHARES HELD     SHARES HELD     SHARES HELD BY
ACQUIRING FUND            OUTSTANDING       U.S.A.           YORK         BY JHLICO       BY JHVLICO    FUNDS OF FUNDS*
-----------------------   -----------   -------------   -------------   -------------   -------------   ---------------
LIFESTYLE BALANCED
TRUST
   --Series I
   --Series II
   --NAV
SMALL CAP GROWTH TRUST
   --Series I
   --Series II
   --NAV
FUNDAMENTAL VALUE TRUST
   --Series I
   --Series II
   --NAV

----------
*    Represents the aggregate percentage ownership of the Funds of Funds.

          As of the Record Date, to the knowledge of JHT, no record owner of one or more variable contracts had voting authority with respect to 5% or more of the outstanding Series I, Series II or NAV shares of any of the Acquiring Funds.

          As of the Record Date, Trustees and officers of JHT, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of any of the Acquiring Funds.

                              FINANCIAL STATEMENTS

          The financial statements of JHT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2007 have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as such financial statements relate to the Acquired and Acquiring Funds. The financial highlights of the Acquired and Acquiring Funds as of December 31, 2007 are included in Appendix C to this Proxy Statement/Prospectus.

          JHT WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 AND, WHEN AVAILABLE, ITS SEMI-ANNUAL REPORT FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2008, TO ANY SHAREHOLDER OR CONTRACT OWNER UPON REQUEST. TO OBTAIN A REPORT, PLEASE CONTACT JHT BY CALLING 1-800-344-1029 OR BY WRITING TO JHT AT 601 CONGRESS STREET, BOSTON, MASSACHUSETTS 02210, ATTN.: GORDON SHONE.

                                  LEGAL MATTERS

          Certain matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Betsy Anne Seel, Esq., Assistant Vice President and Senior Counsel, U.S. Operations Law Department, John Hancock. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243.

                                  OTHER MATTERS

          The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

          JHT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHT must be received by JHT a reasonable time before JHT's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                        BY ORDER OF THE BOARD OF TRUSTEES

September __, 2008
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this ____ day of ______________, 2008, by John Hancock Trust ("JHT"), a Massachusetts business trust, on behalf of each "Acquired Fund" and its corresponding "Acquiring Fund" listed below, all of which are separate series or funds of JHT, and, for purposes of Sections 1(a)(ii) and 9 of the Plan only, by John Hancock Investment Management Services, LLC ("JHIMS"), the investment adviser to JHT:

ACQUIRED FUND               CORRESPONDING ACQUIRING FUND
---------------------       ----------------------------
Managed Trust           -   Lifestyle Balanced Trust
Emerging Growth Trust   -   Small Cap Growth Trust
Small Cap Trust         -   Small Cap Growth Trust
U.S. Core Trust         -   Fundamental Value Trust

          This Plan shall be deemed to be a separate agreement by JHT on behalf of each Acquired Fund and its corresponding Acquiring Fund. As used herein, unless otherwise stated or the context otherwise requires, each Acquired Fund and its corresponding Acquiring Fund are, respectively, the "Acquired Fund" and the "Acquiring Fund."

          WHEREAS, JHT intends to provide for the reorganization of the Acquired Fund through the acquisition by the Acquiring Fund of all or substantially all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for Series I, Series II and NAV voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the "Acquiring Fund Shares"), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares (the "Reorganization"); and

          WHEREAS, the Board of Trustees of JHT has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund is in the best interests of each such Fund, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Funds ("contract owners"), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

          NOW, THEREFORE, in consideration of the mutual promises herein contained, JHT on behalf of, respectively, the Acquired Fund and the Acquiring Fund, hereto agrees as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

     (a) Plan of Reorganization.

     (i) JHT on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquiring Fund all of the then existing assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, JHT on behalf of the Acquiring Fund will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II and NAV shares of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I, Series II and NAV shares of capital stock (if any), par value $.01 per share, of the Acquired Fund ("Acquired Fund Shares") held in the treasury of JHT at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b)(i) hereof (the "Exchange Date"). All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the

Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.

     (ii) JHIMS has advised JHT that: (A) because of significant differences between the investment strategies and portfolio securities of the Managed Trust (an Acquired Fund), which invests directly in equity and fixed-income securities, and the Lifestyle Balanced Trust (an Acquiring Fund), which is a fund of funds investing principally in shares of other JHT funds, the Managed Trust will sell substantially all of its portfolio securities for cash prior to the Exchange Date; and (B) in connection with the Reorganization, and prior to the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), the Lifestyle Trusts of JHT are expected to redeem from (i) the Emerging Growth Trust (an Acquired Fund), approximately $7 million of the current investments by the Lifestyle Trusts in that Acquired Fund, representing, as of May 31, 2008, approximately 47% of the net assets of that Acquired Fund; and (ii) the Small Cap Trust (an Acquired Fund), approximately $96 million of the current investments by the Lifestyle Trusts in that Acquired Fund, representing, as of May 31, 2008, approximately 86% of the net assets of that Acquired Fund.

     (iii) As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund shareholders") as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of Series I, Series II and NAV shares (as applicable) of the Acquired Fund, will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     (iv) As soon as practicable after the Effective Time of the Reorganization, JHT shall take all the necessary steps under Massachusetts law, JHT's Agreement and Declaration of Trust (the "Declaration of Trust") and any other applicable law to effect a complete dissolution of the Acquired Fund.

     (b) Exchange Date and Effective Time of the Reorganization.

     (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on the day (the "Exchange Date") which is the later of
(A) the final adjournment of the meeting of the holders of Acquired Fund shares at which this Plan will be considered, (B) November 7, 2008 and (C) such later day as JHT may determine.

     (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

     (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     (iv) On the Exchange Date, portfolio securities of the Acquired Fund shall be transferred by the Custodian to the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

     (c) Valuation.

     (i) The net asset value per share of the Series I, Series II and NAV shares (as applicable) of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series I, Series II and

NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I, Series II and NAV shares of the Acquiring Fund shall be computed by the Custodian in the manner set forth in JHT's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in JHT's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

     (ii) The number of Series I, Series II and NAV shares of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund's assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class and to be transferred by the net asset value per share of the corresponding Series I, Series II and NAV shares of the Acquiring Fund, both as determined in accordance with Section 1(c)(i).

     (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

2.   REPRESENTATIONS AND WARRANTIES OF JHT ON BEHALF OF THE ACQUIRING FUND

     JHT on behalf of the Acquiring Fund represents and warrants as follows:

     (a) Organization, Existence, etc. JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. JHT is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus of JHT dated May 1, 2008, as supplemented, and the current statement of additional information of JHT dated May 1, 2008, as supplemented, and as each may be further supplemented or amended, included in JHT's registration statement on Form N-1A filed with the Securities and Exchange Commission ("Commission"), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHT's prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund). All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The Financial Statements of the Acquiring Fund for the fiscal year ended December 31, 2007, which have been audited by the independent registered public accounting firm retained by JHT, fairly present the financial position of the Acquiring Fund as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

     (f) Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Fund's prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund).

     (g) Authority Relative to this Plan. JHT, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT's Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (h) Liabilities. There are no liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund's Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2007 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

     (i) No Material Adverse Change. Since December 31, 2007, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect the Acquiring Fund's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Fund and, to the knowledge of JHT, there are no regulatory investigations of the Acquiring Fund, pending or threatened, other than routine inspections and audits.

     (k) Contracts. No default exists under any material contract or other commitment on behalf of the Acquiring Fund to which JHT is subject.

     (l) Taxes. All federal and other income tax returns of the Acquiring Fund required to be filed by JHT have been filed for all taxable years to and including December 31, 2007, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Fund have been paid so far as due. The Acquiring Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquiring Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code.

     (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Fund of the Reorganization, except such as have been obtained as of the date hereof.

3.   REPRESENTATIONS AND WARRANTIES OF JHT ON BEHALF OF THE ACQUIRED FUND

     JHT on behalf of the Acquired Fund represents and warrants as follows:

     (a) Organization, Existence, etc. JHT is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and JHT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. JHT is registered under the Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus of JHT dated May 1, 2008, as supplemented, and the current statement of additional information of JHT dated May 1, 2008, as supplemented, and as each may be further supplemented or amended, included in JHT's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. JHT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHT's prospectus and recognizing that under Massachusetts law, shareholders of a Fund of JHT could, under certain circumstances, be held personally liable for the obligations of such Fund). All such shares of the Acquired Fund will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Fund as set forth on the books and records of JHT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHT). All of the Acquired Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The Financial Statements of the Acquired Fund for the fiscal year ended December 31, 2007, which have been audited by the independent registered public accounting firm retained by JHT, fairly present the financial position of the Acquired Fund as of the dates thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

     (f) Authority Relative to this Plan. JHT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by JHT's Board of Trustees and no other proceedings by JHT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (g) Liabilities. There are no liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund's Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2007 or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

     (h) No Material Adverse Change. Since December 31, 2007, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHT, threatened which would adversely affect the Acquired Fund's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquired Fund and, to the knowledge of JHT, there are no regulatory investigations of the Acquired Fund, pending or threatened, other than routine inspections and audits.

     (j) Contracts. JHT is not subject to any contracts or other commitments on behalf of the Acquired Fund (other than this Plan) which will not be terminated with respect to the Acquired Fund without liability to JHT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

     (k) Taxes. All federal and other income tax returns of the Acquired Fund required to be filed by JHT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2007, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquired Fund have been paid so far as due. The Acquired Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquired Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a "regulated investment company" under subchapter M of the Code.

     (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquired Fund of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF JHT ON BEHALF OF THE ACQUIRING FUND

     JHT on behalf of the Acquiring Fund covenants to the following:

     (a) Registration Statement. On behalf of the Acquiring Fund, JHT shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by JHT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) Cooperation in Effecting Reorganization. JHT on behalf of the Acquiring Fund agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

     (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, JHT with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF JHT ON BEHALF OF THE ACQUIRED FUND

     JHT on behalf of the Acquired Fund covenants to the following:

     (a) Meeting of the Acquired Fund's Shareholders. JHT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

     (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Acquired Fund's books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets and a list of its stated liabilities. The Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHT, on behalf of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHT will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the "Schedule"). All securities to be listed in the Schedule for the Acquired Fund as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

     (c) Registration Statement. In connection with the preparation of the Registration Statement, JHT on behalf of the Acquired Fund will furnish the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Fund, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by JHT, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by JHT with respect to the Acquired Fund for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this
Section 5(c).

     (d) Cooperation in Effecting Reorganization. JHT on behalf of the Acquired Fund agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

     (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, JHT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

     (f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, JHT on behalf of the Acquired Fund shall prepare a statement of the earnings and profits of the

Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF JHT ON BEHALF OF THE ACQUIRED FUND

The obligations of JHT on behalf of the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Acquired Fund's Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter ("Acquired Shareholder Approval").

     (b) Covenants, Warranties and Representations. With respect to the Acquiring Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since December 31, 2007.

     (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

     (d) Tax Opinions. JHT shall have received one or more opinions of Dykema Gossett PLLC, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHT, as to certain of the federal income tax consequences under the Internal Revenue Code of 1986, as amended (the "Code") of the Reorganization insofar as it relates each Acquired Fund and its corresponding Acquiring Fund (the "Tax Opinions'). For purposes of rendering its opinion, Dykema Gossett PLLC may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as a senior officer of JHT will have verified as of the Effective Time of the Reorganization. The opinion(s) will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

          (A) with respect to the transaction involving the U.S. Core Trust (Acquired Fund) and the Fundamental Value Trust (Acquiring Fund): (1) the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Acquired and Acquiring Funds; (2) no gain or loss will be recognized by the Acquired or the Acquiring Fund upon the transfer of all of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Fund's shares solely for shares of the Acquiring Fund; (4) the tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the tax basis of the shares of the Acquired Fund held by the shareholder immediately prior to the Reorganization; (5) the holding period of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; (6) the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets of the Acquired Fund immediately prior to the Reorganization; and (7) the holding period of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period of those assets of the Acquired Fund immediately prior to the Reorganization; and

          (B) with respect to each of the three transactions involving, respectively, (i) the Managed Trust (Acquired Fund) and the Lifestyle Balanced Trust (Acquiring Fund), (ii) the Emerging Growth Trust (Acquired Fund) and the Small Cap Growth Trust (Acquiring Fund) and (iii) the Small Cap Trust (Acquired
Fund) and the Small Cap Growth Trust (Acquiring Fund): (1) the transaction does not qualify as a tax-free reorganization under Section 368 of the Code, and will be treated as a taxable transaction; (2) the Acquired Fund will recognize gain or loss on each of its assets transferred to the Acquiring Fund equal to the difference between (i) the fair market value of such assets and

(ii) the adjusted basis of such assets; (3) the Acquired Fund will be entitled to a deduction for dividends paid to its shareholders in an amount sufficient to offset its regulated investment company taxable income and its capital gains and therefore will not incur any federal income tax liability for its last complete year ending on the date of the Reorganization; (4) the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund; (5) the basis of each of the assets acquired by the Acquiring Fund will be the fair market value of such assets as of the Effective Time of the Reorganization; (6) the Acquiring Fund's holding period for the assets acquired from the Acquired Fund will start as of the Effective Time of the Reorganization; (7) the shareholders of the Acquired Fund will recognize any gain or loss upon the exchange of shares of the Acquired Fund for shares of the Acquiring Fund they received pursuant to the Reorganization; (8) the basis of the shares of the Acquiring Fund received by the former shareholders of the Acquired Fund will be the fair market value of the shares of the Acquiring Fund as of the Effective Time of the Reorganization; (9) the holding period of the former shareholders of the Acquired Fund for their shares of the Acquiring Fund will start as of the Effective Time of the Reorganization; and (10) if the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF JHT ON BEHALF OF THE ACQUIRING FUND

     The obligations of JHT on behalf of the Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Acquired Fund's Shareholders. The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Fund.

     (b) Covenants, Warranties and Representations. With respect to the Acquired Fund, JHT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2007.

     (c) Portfolio Securities. All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by JHIMS (or, at its discretion, by the subadviser for the Acquiring Fund) as consistent with the investment policies of the Acquiring Fund.

     (d) Regulatory Approval. The Regulatory Approvals shall have been obtained.

     (e) Distribution of Income and Gains. JHT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

     (f) Tax Opinions.  JHT shall have received the Tax Opinions.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

     (a) Amendments. JHT may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Fund, but after such approval, no amendment shall be made which substantially changes the terms hereof. Notwithstanding the foregoing, this Agreement may be deemed to be amended as provided in Section 12 hereof.

     (b) Waivers. At any time prior to the Effective Time of the Reorganization, JHT, on behalf of either or both of the Acquired and Acquiring Funds, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it or such Fund or Funds contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Fund or Funds contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

     (c) Termination. This Plan may be terminated by JHT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees or the officers of JHT determine that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired and Acquiring Funds or for any other reason.

     (d) Unless JHT shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on March 31, 2009 if the Effective Time of the Reorganization is not on or prior to such date.

     (e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

     With respect to each Acquired Fund and its corresponding Acquiring Fund, the expenses of the Reorganization will be borne by the Acquired Fund except that such expenses will be borne by JHIMS in the case of the Reorganization as to each of the following Acquired Funds: the Emerging Growth Trust and the Small Cap Trust. If the Reorganization is not consummated as to a Fund, the expenses of the Reorganization as to that Fund will be paid by JHIMS. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Fund shares registered thereby, which shall be payable by the Acquiring Fund); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.]

10. RELIANCE

     All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Funds, the Acquiring Funds and JHT notwithstanding any investigation made by such party or on its behalf.

11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     (d) This Plan shall bind and inure to the benefit of JHT, the Acquired Fund and the Acquiring Fund and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

     (e) The name "John Hancock Trust" is the designation of the Trustees under an Agreement and Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with JHT must look solely to JHT's property for the enforcement of any claims against JHT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHT. No Fund of JHT shall be liable for claims against any other Fund of JHT.

12. CONVERSION TO LIMITED LIABILITY COMPANY. In the event that, prior to the filing of the Registration Statement with the Commission, the effective date thereof or the Effective Time of the Reorganization, JHT converts from a Massachusetts business trust to a Delaware limited liability company, to be known as John Hancock Variable Insurance Portfolios, LLC ("JHVIP"), pursuant to a Plan of Conversion approved by shareholders of JHT and in accordance with the provisions of Section 18-214 of the Delaware Limited Liability Company Act, then this Plan shall be deemed to be the Plan of JHVIP and to be amended as necessary or appropriate for such purpose, including as follows:

     (a) References to, representations by and covenants of JHT (including representations by JHT that it is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts) shall be deemed to be, respectively, references to, representations by and covenants of JHVIP (including representations by JHVIP that it is a Delaware limited liability company that is duly organized, validly existing and in good standing under the laws of the State of Delaware);

     (b) The Acquired Funds and their corresponding Acquiring Funds shall be deemed to be the following:

ACQUIRED FUND              CORRESPONDING ACQUIRING FUND
-------------------        ----------------------------
Managed Fund           -   Lifestyle Balanced Fund
Emerging Growth Fund   -   Small Cap Growth Fund
Small Cap Fund         -   Small Cap Growth Fund
U.S. Core Fund         -   Fundamental Value Fund

     (c) References to the "shares" or "shares of beneficial interest, par value $.01 per share," of JHT or the Acquired or Acquiring Funds shall be deemed to be references to "shares" or "shares of limited liability company interest, without par value," of JHVIP or the Acquired or Acquiring Funds;

     (d) References to the Board of Trustees and officers of JHT shall be deemed to be references to, respectively, the Board of Directors and officers of JHVIP;

     (e) References to the Declaration of Trust and By laws of JHT and to the "laws of Massachusetts" (or the "laws of the Commonwealth of Massachusetts") or "Massachusetts law" shall be deemed to be, respectively, references to the Limited Liability Company Operating Agreement of JHVIP and to the "laws of Delaware" (or the "laws of the State of Delaware") or "Delaware law," including for purposes of Section 11(c) of the Plan;

     (f) Section 11(e) of the Plan shall be deemed to be deleted; and

     (g) the individuals executing this Plan in their capacities as authorized officers of JHT shall be deemed to have executed this Plan in their capacities as authorized officers of JHVIP.

     IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                JOHN HANCOCK TRUST,
                                on behalf of each Acquired Fund


                                BY:
                                    --------------------------------------------
                                Name:
                                Title:

                                JOHN HANCOCK TRUST,
                                on behalf of each Acquiring Fund

                                BY:
                                    --------------------------------------------
                                Name:
                                Title:


                                For purposes of Sections 1(a)(ii) and 9 of this Agreement only:

                                JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC


                                BY:
                                    --------------------------------------------
                                Name:
                                Title:

                                   APPENDIX B

                       ADDITIONAL INFORMATION ABOUT DAVIS

          This Appendix provides additional information about Davis as the new subadviser for the U.S. Core Trust effective June 27, 2008.

          MANAGEMENT OF DAVIS. As a limited partnership, Davis does not have officers. The executive officers of Davis' general partner, Davis Investments, LLC, serve in equivalent functions, and their names and principal occupations are set forth below. The business address of each such person is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

NAME                             POSITION WITH DAVIS AND PRINCIPAL OCCUPATION
------------------------------   -----------------------------------------------
CHRISTOPHER C. DAVIS             Chairman, Portfolio Manager, & Research Analyst

                                 BUSINESS BACKGROUND (five years):

                                 -    Davis Advisors (9/89 to present):
                                      Portfolio Manager and Chairman

                                 -    Sole Member of Davis Investments, LLC,
                                      which serves as the sole general partner of Davis Advisors

                                 - Also serves as a director and/or officer for various entities affiliated with Davis
                                      Advisors

                                 -    Shelby Cullom Davis & Co., New York, NY
                                      (6/91 to present): Employee

                                 - Director of the Washington Post, media and publishing, (02/06 to present)

ANDREW A. DAVIS                  Portfolio Manager & President

                                 BUSINESS BACKGROUND (five years):

                                 -    Davis Advisors (2/93 to present):
                                      Portfolio Manager

                                 - Also serves as a director and/or officer for various entities affiliated with Davis
                                      Advisors

KENNETH EICH                     Chief Operating Officer

                                 BUSINESS BACKGROUND (5 years):

                                 -    Davis Advisors (3/97 to present): Chief
                                      Operating Officer

                                 -    Also serves as an officer for various
                                      entities affiliated with Davis Advisors

                                 - Also serves on the board of governors of the Investment Company Institute and on the board of directors of ICI Mutual

RUSSELL WIESE                    Chief Marketing Officer

                                 BUSINESS BACKGROUND (5 years):

                                 -    Davis Advisors (9/94 to present): Chief
                                      Marketing Officer

                                 -    Also serves as an officer for various
                                      entities affiliated with Davis Advisors

GARY TYC                         Vice President, Chief Financial Officer,
                                 Treasurer, & Assistant Secretary

                                 BUSINESS BACKGROUND (5 years):

                                 -    Davis Advisors (5/98 to present): Chief
                                      Financial Officer, Vice President

                                 -    Also serves as an officer for various
                                      entities affiliated with Davis Advisors

SHARRA HAYNES                    Vice President, Chief Compliance Officer

                                 BUSINESS BACKGROUND (5 years):

                                 -    Davis Advisors (6/2004 to present): Chief
                                      Compliance Officer, Vice President

                                 -    Davis Advisors (8/94 to 6/2004): Vice
                                      President, Chief Fund Accounting

                                 -    Also serves as an officer for various
                                      entities affiliated with Davis Advisors

ANTHONY FRAZIA                   Co-Chief Compliance Officer

                                 BUSINESS BACKGROUND (5 years):

                                 -    Davis Advisors (05/98 to present):
                                      Co-Chief Compliance Officer

                                 - Also serves as Co-Chief Compliance Officer for Davis Distributors, LLC

                                 - Shelby Cullom Davis & Co. L.P. (08/94 to present), Chief Compliance Officer

THOMAS TAYS                      Vice President, Chief Legal Officer, General
                                 Counsel, & Secretary

                                 BUSINESS BACKGROUND (5 years):

                                 -    Davis Advisors (12/97 to present): Vice
                                      President, Chief Legal Officer and
                                      Secretary

                                 -    Also serves as an officer for various
                                      entities affiliated with Davis Advisors

     OTHER INVESTMENT COMPANIES ADVISED BY DAVIS. Davis currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the U.S. Core Trust. The table below also states the approximate size of each such fund as of May 31, 2008 and the current advisory or subadvisory fee rate(s) for each fund as a percentage of average daily net assets.

                                              NET ASSETS AS OF   ADVISORY/SUBADVISORY
NAME OF FUND                                    MAY 31, 2008           FEE RATE*
-------------------------------------------   ----------------   --------------------
Selected American Shares                       $12,269,889,208           .52%
Davis Value Portfolio                              602,704,595           .75%
Davis New York Venture                          48,736,291,393           .48%
SunAmerica Davis Venture Value                   2,238,021,087           .36%
SunLife Davis Venture Value                         96,358,215           .45%
Metropolitan Venture Value                       4,674,641,731           .35%
John Hancock Trust Fundamental Value Trust       1,871,132,358           .31%
John Hancock Fund II Fundamental Value Fund      1,627,607,433           .31%
MassMutual  Series Portfolio                       283,682,602           .32%
DWS Davis Ventura Value VIP                        276,492,170           .47%
ING Davis New York Venture Portfolio               460,573,596           .42%
Prudential Davis Value Portfolio                   286,995,951           .42%
Riversource VP Fundamental Value                   944,993,852           .31%
EQ Davis NY Venture Portfolio                    1,135,918,843           .39%
Roszel Davis Large Cap Value                         1,985,236           .40%
MassMutual Select Large Cap Value                1,286,282,384           .34%
Riversource Fundamental Value Fund                 985,835,397           .30%

                                              NET ASSETS AS OF   ADVISORY/SUBADVISORY
NAME OF FUND                                    MAY 31, 2008           FEE RATE*
-------------------------------------------   ----------------   --------------------
MMA Praxis Core Stock Fund                         276,882,557           .41%
AZL Davis NY Venture Fund                          544,644,039           .41%

----------
* As of December 2007 (except for Davis New York Venture Fund which is as of the fiscal year-end July 31)

                                   APPENDIX C

                              FINANCIAL HIGHLIGHTS

          The financial highlights tables for the Acquired and Acquiring Funds are intended to help investors understand the financial performance of each Fund for the past five years (or since inception in the case of a Fund in operation for less than five years). Certain information reflects financial results for a single share of a Fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). The financial statements of JHT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2007 have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. Copies of the Annual Report are available on request as described above.

          The performance information included in the "Financial Highlights" does not reflect fees and expenses of any variable insurance contract that may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

Managed Trust

PER SHARE OPERATING PERFORMANCE FOR A               RATIOS AND SUPPLEMENTAL DATA
SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                INCOME (LOSS) FROM
                                INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                                ----------------------            -------------------------------


                                            NET REAL-
                                            IZED AND
                    NET ASSET       NET    UNREALIZED  TOTAL FROM
                      VALUE,    INVESTMENT GAIN (LOSS) INVESTMENT  FROM NET  FROM NET    FROM
                    BEGINNING     INCOME   ON INVEST-    OPER-    INVESTMENT REALIZED   CAPITAL
   PERIOD ENDED   OF PERIOD ($) (LOSS) ($)  MENTS ($)  ATIONS ($) INCOME ($) GAIN ($) PAID-IN ($)
----------------- ------------- ---------- ----------- ---------- ---------- -------- -----------
MANAGED

SERIES NAV

12-31-2007            13.42       0.38(1)     (0.12)      0.26      (0.73)    (0.27)        --
12-31-2006            13.59       0.32(1)      0.62       0.94      (0.20)    (0.91)        --
12-31-2005(33)        13.58       0.26(1)      0.11       0.37      (0.08)    (0.28)        --
12-31-2004(29)        12.80       0.23         0.80       1.03      (0.25)       --         --
12-31-2003(29,30)     11.15       0.21         1.89       2.10      (0.39)       --      (0.06)

                                                  RATIOS TO AVERAGE NET ASSETS
                                                  ---------------------------------
                                                                           RATIO
                                                                           OF NET
                                                      RATIO     RATIO    INVESTMENT
                                                    OF GROSS    OF NET     INCOME        NET
                              NET ASSET             EXPENSES   EXPENSES    (LOSS)      ASSETS,
                     TOTAL      VALUE,    TOTAL    TO AVERAGE TO AVERAGE TO AVERAGE    END OF     PORTFOLIO
                    DISTRI-     END OF   RETURN        NET       NET        NET        PERIOD      TURNOVER
PERIOD ENDED      BUTIONS ($) PERIOD ($)   (%)     ASSETS (%) ASSETS (%) ASSETS (%) (IN MILLIONS)    (%)
----------------- ----------- ---------- -------- ----------- ---------- ---------- ------------- ---------
MANAGED

SERIES NAV

12-31-2007           (1.00)     12.68    1.95(2,3)  0.71(5)      0.71      2.83         1,405         75
12-31-2006           (1.11)     13.42    7.48(2,3)  0.72(5)      0.72      2.43         1,623         74
12-31-2005(33)       (0.36)     13.59    2.71(2)    0.77         0.77      1.88         1,901        255
12-31-2004(29)       (0.25)     13.58    8.18(2)    0.77         0.77      1.87         2,079        234
12-31-2003(29,30)    (0.45)     12.80   19.00(2)    0.74         0.74      1.75         2,071        216

The accompanying notes are an integral part of the financial statements.

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

29 Audited by previous Independent Registered Public Accounting Firm.

30 Certain amounts have been reclassified to permit comparison.

33 Effective 4-29-05, shareholders of the former VST Managed Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Managed. Additionally, the accounting and performance history of the former VST Managed Fund Series NAV was redesignated as that of Series NAV shares of Managed.

Lifestyle Balanced Trust

PER SHARE OPERATING PERFORMANCE FOR A               RATIOS AND SUPPLEMENTAL DATA
SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                  INCOME (LOSS) FROM
                                  INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                                  ----------------------            -------------------------------


                                              NET REAL-
                                              IZED AND
                      NET ASSET       NET    UNREALIZED  TOTAL FROM
                        VALUE,    INVESTMENT GAIN (LOSS) INVESTMENT  FROM NET  FROM NET    FROM
                      BEGINNING     INCOME   ON INVEST-    OPER-    INVESTMENT REALIZED   CAPITAL
PERIOD ENDED       OF PERIOD ($) (LOSS) ($)  MENTS ($)   ATIONS ($) INCOME ($) GAIN ($) PAID-IN ($)
------------       ------------- ----------- ----------- ---------- ---------- -------- -----------
LIFESTYLE BALANCED

SERIES I
12-31-2007              13.84      0.60(1,2)    0.27        0.87      (0.62)    (0.48)        --
12-31-2006              13.91      0.26(1,2)    1.36        1.62      (0.25)    (1.40)     (0.04)
12-31-2005              13.79      0.27(1,2)    0.62        0.89      (0.28)    (0.49)        --
12-31-2004              12.43      0.24(1)      1.40        1.64      (0.24)    (0.04)        --
12-31-2003              10.30      0.19(1)      2.22        2.41      (0.19)    (0.05)     (0.04)
SERIES II
12-31-2007              13.79      0.60(1,2)    0.24        0.84      (0.59)    (0.48)        --
12-31-2006              13.89      0.21(1,2)    1.38        1.59      (0.25)    (1.40)     (0.04)
12-31-2005              13.78      0.18(1,2)    0.70        0.88      (0.28)    (0.49)        --
12-31-2004              12.43      0.24(1)      1.39        1.63      (0.24)    (0.04)        --
12-31-2003              10.30      0.19(1)      2.22        2.41      (0.19)    (0.05)     (0.04)
SERIES NAV
12-31-2007              13.86      0.65(1,2)    0.23        0.88      (0.63)    (0.48)        --
12-31-2006              13.92      0.21(1,2)    1.42        1.63      (0.25)    (1.40)     (0.04)
12-31-2005(7)           12.67      --(1,2,8)    1.26        1.26       --(8)    (0.01)        --

                                                   RATIOS TO AVERAGE NET ASSETS
                                                   ---------------------------------
                                                                             RATIO
                                                                             OF NET
                                                        RATIO     RATIO    INVESTMENT
                                                      OF GROSS    OF NET     INCOME          NET
                               NET ASSET              EXPENSES   EXPENSES    (LOSS)        ASSETS,
                      TOTAL      VALUE,     TOTAL    TO AVERAGE TO AVERAGE TO AVERAGE      END OF     PORTFOLIO
                     DISTRI-     END OF    RETURN        NET       NET        NET          PERIOD      TURNOVER
PERIOD ENDED       BUTIONS ($) PERIOD ($)    (%)     ASSETS (%) ASSETS (%) ASSETS (%)   (IN MILLIONS)    (%)
------------       ----------- ---------- ---------- ---------- ---------- ------------ ------------- ---------
LIFESTYLE BALANCED

SERIES I
12-31-2007             (1.10)     13.61    6.47(3)   0.11(4)    0.11(4,13)  4.28(1)         1,065         13
12-31-2006             (1.69)     13.84   12.73(3)   0.10(4)    0.10(4)     1.96(1)         1,132         19
12-31-2005             (0.77)     13.91    6.88(3)   0.12(4)    0.12(4)     2.08(1)         1,031         99
12-31-2004             (0.28)     13.79   13.49(3)   0.07(4)    0.07(4)     1.75(1)         1,846         51
12-31-2003             (0.28)     12.43   23.97(3)   0.07(4)    0.07(4)     1.59(1)         1,331         55
SERIES II
12-31-2007             (1.07)     13.56    6.26(3)   0.31(4)    0.31(4,13)  4.30(1)         9,496         13
12-31-2006             (1.69)     13.79   12.51(3)   0.30(4)    0.30(4)     1.60(1)         7,318         19
12-31-2005             (0.77)     13.89    6.80(3)   0.30(4)    0.30(4)     1.34(1)         4,538         99
12-31-2004             (0.28)     13.78   13.41(3)   0.07(4)    0.07(4)     1.39(1)         2,101         51
12-31-2003             (0.28)     12.43   23.97(3,5) 0.07(4,6)  0.07(4)     1.11(1)           740         55
SERIES NAV
12-31-2007             (1.11)     13.63    6.52(3)   0.06(4)    0.06(4,13)  4.67(1)           103         13
12-31-2006             (1.69)     13.86   12.80(3)   0.05(4)    0.05(4)     1.61(1)            52         19
12-31-2005(7)          (0.01)     13.92    9.94(3,9) 0.06(4,10) 0.06(4,10) (0.03)(1,10)        12         99

The accompanying notes are an integral part of the financial statements.

1 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Does not take into consideration expense reductions during the periods shown.

8 Less than $0.01 per share.

9 Not annualized.

10 Annualized.

Emerging Growth Trust

PER SHARE OPERATING PERFORMANCE FOR A               RATIOS AND SUPPLEMENTAL DATA
SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                       INCOME (LOSS) FROM
                                     INVESTMENT OPERATIONS       LESS DISTRIBUTIONS
                                     ---------------------- ---------------------------



                                      NET REAL-
                                      IZED AND
                NET ASSET     NET    UNREALIZED  TOTAL FROM
                  VALUE,  INVESTMENT GAIN (LOSS) INVESTMENT  FROM NET  FROM NET  FROM
                BEGINNING   INCOME   ON INVEST-     OPER-   INVESTMENT REALIZED CAPITAL
                OF PERIOD   (LOSS)      MENTS      ATIONS     INCOME     GAIN   PAID-IN
  PERIOD ENDED     ($)        ($)        ($)        ($)         ($)       ($)     ($)
--------------- --------- ---------- ----------- ---------- ---------- -------- -------
EMERGING GROWTH
SERIES I
12-31-2007        12.70     0.05 (1)     0.37        0.42     (0.01)    (3.48)     --
12-31-2006        17.72    (0.12)(1)     2.13        2.01        --     (7.03)     --
12-31-2005        16.46    (0.07)(1)     1.33        1.26        --        --      --
12-31-2004        15.75    (0.06)(1)     1.13        1.07        --     (0.36)     --
12-31-2003(25)    12.50    (0.09)(1)     3.95        3.86     (0.61)       --      --

SERIES II
12-31-2007        12.55     0.02 (1)     0.37        0.39        --     (3.48)     --
12-31-2006        17.61    (0.14)(1)     2.11        1.97        --     (7.03)     --
12-31-2005        16.40    (0.12)(1)     1.33        1.21        --        --      --
12-31-2004        15.73    (0.11)(1)     1.14        1.03        --     (0.36)     --
12-31-2003(25)    12.50    (0.11)(1)     3.95        3.84     (0.61)       --      --

SERIES NAV
12-31-2007        12.71     0.05 (1)     0.38        0.43     (0.02)    (3.48)     --
12-31-2006        17.73    (0.11)(1)     2.12        2.01        --     (7.03)     --
12-31-2005(25)    16.31    (0.05)(1)     1.47        1.42        --        --      --


                                             RATIOS TO AVERAGE NET ASSETS
                                            -----------------------------
                                                                  RATIO
                                                                 OF NET
                                              RATIO     RATIO  INVESTMENT
                                            OF GROSS   OF NET    INCOME
                         NET                EXPENSES  EXPENSES   (LOSS)      NET
                        ASSET                  TO        TO        TO      ASSETS,
                 TOTAL  VALUE,               AVERAGE   AVERAGE   AVERAGE    END OF
                DISTRI- END OF  TOTAL          NET       NET       NET      PERIOD  PORTFOLIO
                BUTIONS PERIOD RETURN        ASSETS    ASSETS    ASSETS      (IN     TURNOVER
  PERIOD ENDED    ($)    ($)     (%)           (%)       (%)       (%)    MILLIONS)    (%)
--------------- ------- ------ ------       --------  -------- ---------- --------- ---------
EMERGING GROWTH
SERIES I
12-31-2007       (3.49)   9.63  3.99(2,3,4) 1.02(5)    1.02      0.48          2       42
12-31-2006       (7.03)  12.70 11.60(2,3)   1.62(5)    1.36     (0.85)         2      192
12-31-2005          --   17.72  7.65        0.92       0.92     (0.42)         2      121
12-31-2004       (0.36)  16.46  6.89(2)     0.92       0.92     (0.43)       286      191
12-31-2003(25)   (0.61)  15.75 30.84(2,3,7) 2.54(5,8)  1.35(8)  (0.89)(8)      3      183(7)

SERIES II
12-31-2007       (3.48)   9.46  3.74(2,3,4) 1.22(5)    1.22      0.13          9       42
12-31-2006       (7.03)  12.55 11.38(2,3)   1.59(5)    1.53     (1.01)        13      192
12-31-2005          --   17.61  7.38        1.24       1.24     (0.74)         9      121
12-31-2004       (0.36)  16.40  6.64(2)     1.20       1.20     (0.74)        15      191
12-31-2003(25)   (0.61)  15.73 30.68(2,3,7) 2.74(5,8)  1.55(8)  (1.08)(8)      6      183(7)

SERIES NAV
12-31-2007       (3.50)   9.64  4.01(2,3,4) 0.97(5)    0.97      0.47         14       42
12-31-2006       (7.03)  12.71 11.59(2,3)   1.49(5)    1.31     (0.81)        16      192
12-31-2005(25)      --   17.73  8.71(7)     0.95(8)    0.95(8)  (0.40)(8)     11      121


The accompanying notes are an integral part of the financial statements.

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

                                   IMPACT ON NAV                                                       IMPACT ON NAV
                                     PER SHARE     TOTAL RETURN                                          PER SHARE     TOTAL RETURN
                                    FROM PAYMENT    EXCLUDING                                           FROM PAYMENT    EXCLUDING
                                        FROM       PAYMENT FROM                                             FROM       PAYMENT FROM
                                    AFFILIATE FOR  AFFILIATE FOR                                        AFFILIATE FOR  AFFILIATE FOR
                                   THE YEAR ENDED THE YEAR ENDED                                       THE YEAR ENDED THE YEAR ENDED
PORTFOLIO                            12-31-2007     12-31-2007   PORTFOLIO                               12-31-2007     12-31-2007
ALL CAP CORE SERIES I                  $0.02          2.56%      LARGE CAP SERIES I                        $0.07          0.90%
ALL CAP CORE SERIES II                  0.02          2.31%      LARGE CAP SERIES II                        0.07          0.78%
ALL CAP CORE SERIES NAV                 0.01          2.65%      LARGE CAP SERIES NAV                       0.06          1.11%
ALL CAP GROWTH SERIES I                 0.05         11.77%      LARGE CAP VALUE SERIES I                   0.01          4.33%
ALL CAP GROWTH SERIES II                0.04         11.60%      LARGE CAP VALUE SERIES II                  0.01          4.14%
ALL CAP GROWTH SERIES NAV               0.04         11.85%      LARGE CAP VALUE SERIES NAV                 0.01          4.40%
ALL CAP VALUE SERIES I                  0.01          8.20%      MID CAP STOCK SERIES I                     0.01         23.49%
ALL CAP VALUE SERIES II                 0.02          7.91%      MID CAP STOCK SERIES II                    0.01         23.27%
ALL CAP VALUE SERIES NAV                0.01          8.54%      MID CAP STOCK SERIES NAV                   0.01         23.51%
BLUE CHIP GROWTH SERIES I               0.01         12.70%      MID CAP VALUE SERIES I                     0.02          0.54%
BLUE CHIP GROWTH SERIES II              0.00(10)     12.51%      MID CAP VALUE SERIES II                    0.01          0.43%
BLUE CHIP GROWTH SERIES NAV             0.01         12.76%      MID CAP VALUE SERIES NAV                   0.01          0.64%
CAPITAL APPRECIATION SERIES I           0.00(10)     11.61%      NATURAL RESOURCES SERIES I                 0.00(10)     40.68%
CAPITAL APPRECIATION SERIES II          0.00(10)     11.36%      NATURAL RESOURCES SERIES II                0.00(10)     40.44%
CAPITAL APPRECIATION SERIES NAV         0.01         11.58%      NATURAL RESOURCES SERIES NAV               0.00(10)     40.81%
DYNAMIC GROWTH SERIES I                 0.01          9.11%      QUANTITATIVE ALL CAP SERIES I              0.00(10)      3.78%
DYNAMIC GROWTH SERIES II                0.01          9.02%      QUANTITATIVE ALL CAP SERIES II             0.00(10)      3.57%
DYNAMIC GROWTH SERIES NAV               0.00(10)      9.44%      QUANTITATIVE ALL CAP SERIES NAV            0.00(10)      3.88%
EMERGING GROWTH SERIES I                0.01          3.88%      QUANTITATIVE MID CAP SERIES I              0.05        --2.65%
EMERGING GROWTH SERIES II               0.00(10)      3.74%      QUANTITATIVE MID CAP SERIES II             0.05        --2.77%
EMERGING GROWTH SERIES NAV              0.00(10)      4.01%      QUANTITATIVE MID CAP SERIES NAV            0.06        --2.42%
EMERGING SMALL COMPANY SERIES I         0.04          7.87%      SCIENCE & TECHNOLOGY SERIES I              0.02         19.40%
EMERGING SMALL COMPANY SERIES II        0.04          7.66%      SCIENCE & TECHNOLOGY SERIES II             0.01         19.19%
EMERGING SMALL COMPANY SERIES NAV       0.02          7.99%      SCIENCE & TECHNOLOGY SERIES NAV            0.01         19.53%
EQUITY-INCOME SERIES I                  0.00(10)      3.35%      SMALL CAP GROWTH SERIES I                  0.00(10)     13.99%
EQUITY-INCOME SERIES II                 0.01          3.10%      SMALL CAP GROWTH SERIES II                 0.00(10)     13.77%
EQUITY-INCOME SERIES NAV                0.00(10)      3.39%      SMALL CAP GROWTH SERIES NAV                0.00(10)     13.98%
FINANCIAL SERVICES SERIES I             0.00(10)    --6.82%      SMALL CAP OPPORTUNITIES SERIES I           0.01        --7.70%
FINANCIAL SERVICES SERIES II            0.01        --6.99%      SMALL CAP OPPORTUNITIES SERIES II          0.02        --7.89%
FINANCIAL SERVICES SERIES NAV           0.00(10)    --6.74%      SMALL CAP OPPORTUNITIES SERIES NAV         0.01        --7.65%
GLOBAL SERIES I                         0.03          1.11%      SMALL COMPANY VALUE SERIES I               0.00(10)    --1.20%
GLOBAL SERIES II                        0.04          0.87%      SMALL COMPANY VALUE SERIES II              0.00(10)    --1.35%
GLOBAL SERIES NAV                       0.00(10)      1.32%      SMALL COMPANY VALUE SERIES NAV             0.00(10)    --1.14%
GLOBAL ALLOCATION SERIES I              0.01          5.04%      U.S. CORE SERIES I                         0.06          0.95%
GLOBAL ALLOCATION SERIES II             0.01          4.78%      U.S. CORE SERIES II                        0.05          0.73%
GLOBAL ALLOCATION SERIES NAV            0.00(10)      5.06%      U.S. CORE SERIES NAV                       0.04          1.10%
HEALTH SCIENCES SERIES I                0.01         17.60%      U.S. GLOBAL LEADERS GROWTH SERIES I        0.00(10)      3.63%
HEALTH SCIENCES SERIES II               0.01         17.37%      U.S. GLOBAL LEADERS GROWTH SERIES II       0.01          3.42%
HEALTH SCIENCES SERIES NAV              0.00(10)     17.73%      U.S. GLOBAL LEADERS GROWTH SERIES NAV      0.01          3.64%
INCOME & VALUE SERIES I                 0.01          1.02%      U.S. LARGE CAP SERIES I                    0.01        --0.40%
INCOME & VALUE SERIES II                0.01          0.81%      U.S. LARGE CAP SERIES II                   0.01        --0.58%
INCOME & VALUE SERIES NAV               0.01          1.03%      U.S. LARGE CAP SERIES NAV                  0.01        --0.32%
INTERNATIONAL CORE SERIES I             0.01         11.42%      UTILITIES SERIES I                         0.01         27.31%
INTERNATIONAL CORE SERIES II            0.00(10)     11.21%      UTILITIES SERIES II                        0.00(10)     27.10%
INTERNATIONAL CORE SERIES NAV           0.01         11.46%      UTILITIES SERIES NAV                       0.00(10)     27.43%
INTERNATIONAL SMALL CAP SERIES I        0.02         10.06%      VALUE SERIES I                             0.03          8.03%
INTERNATIONAL SMALL CAP SERIES II       0.01          9.84%      VALUE SERIES II                            0.03          7.82%
INTERNATIONAL SMALL CAP SERIES NAV      0.01         10.14%      VALUE SERIES NAV                           0.02          8.14%
INTERNATIONAL VALUE SERIES I            0.01          9.46%
INTERNATIONAL VALUE SERIES II           0.01          9.29%
INTERNATIONAL VALUE SERIES NAV          0.01          9.54%


5 Does not take into consideration expense reductions during the periods shown.

7 Not annualized.

8 Annualized.

25 Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.

Small Cap Trust

PER SHARE OPERATING PERFORMANCE FOR A               RATIOS AND SUPPLEMENTAL DATA
SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                            INCOME (LOSS) FROM
                                          INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                                       ----------------------------   -------------------------------



                                            NET REAL-
                                            IZED AND
                  NET ASSET       NET      UNREALIZED    TOTAL FROM
                    VALUE,    INVESTMENT   GAIN (LOSS)   INVESTMENT    FROM NET    FROM NET    FROM
                  BEGINNING     INCOME     ON INVEST-       OPER-     INVESTMENT   REALIZED   CAPITAL
                  OF PERIOD     (LOSS)        MENTS        ATIONS       INCOME       GAIN     PAID-IN
  PERIOD ENDED       ($)          ($)          ($)          ($)           ($)         ($)       ($)
---------------   ---------   ----------   -----------   ----------   ----------   --------   -------
SMALL CAP

SERIES I
12-31-2007          14.13     (0.01)(1)        0.10         0.09          --        (2.61)       --
12-31-2006          14.30     (0.05)(1)        1.12         1.07          --        (1.24)       --
12-31-2005(32)      12.50     (0.06)(1)        1.86         1.80          --           --        --

SERIES II
12-31-2007          14.11     (0.04)(1)        0.08         0.04          --        (2.61)       --
12-31-2006          14.30     (0.07)(1)        1.12         1.05          --        (1.24)       --
12-31-2005(32)      12.50     (0.07)(1)        1.87         1.80          --           --        --

SERIES NAV
12-31-2007          14.15        --(1,10)      0.08         0.08          --        (2.61)       --
12-31-2006          14.31     (0.04)(1)        1.12         1.08          --        (1.24)       --
12-31-2005(32)      12.50     (0.05)(1)        1.86         1.81          --           --        --


                                          RATIOS TO AVERAGE NET ASSETS
                                          ----------------------------
                                                               RATIO
                                                              OF NET
                                            RATIO    RATIO  INVESTMENT
                                          OF GROSS  OF NET    INCOME
                         NET              EXPENSES EXPENSES   (LOSS)      NET
                        ASSET                TO       TO        TO      ASSETS,
                 TOTAL  VALUE,             AVERAGE  AVERAGE   AVERAGE    END OF
                DISTRI- END OF  TOTAL        NET      NET       NET      PERIOD  PORTFOLIO
                BUTIONS PERIOD RETURN      ASSETS   ASSETS    ASSETS      (IN     TURNOVER
  PERIOD ENDED    ($)     ($)    (%)         (%)      (%)       (%)    MILLIONS)    (%)
--------------- ------- ------ ------     -------- -------- ---------- --------- ---------
SMALL CAP

SERIES I
12-31-2007       (2.61)  11.61  0.65(2,3)  0.99(5)  0.98     (0.10)       --(9)    131
12-31-2006       (1.24)  14.13  7.56(2,3)  0.96(5)  0.96     (0.33)        1        65
12-31-2005(32)      --   14.30 14.40(7)    0.97(8)  0.97(8)  (0.58)(8)     1       129(7)

SERIES II
12-31-2007       (2.61)  11.54  0.29(2,3)  1.17(5)  1.17     (0.24)        1       131
12-31-2006       (1.24)  14.11  7.41(2,3)  1.14(5)  1.14     (0.54)        1        65
12-31-2005(32)      --   14.30 14.40(7)    1.18(8)  1.18(8)  (0.76)(8)     1       129(7)

SERIES NAV
12-31-2007       (2.61)  11.62  0.57(2,3)  0.91(5)  0.91      0.01       154       131
12-31-2006       (1.24)  14.15  7.63(2,3)  0.89(5)  0.89     (0.30)      230        65
12-31-2005(32)      --   14.31 14.48(7)    0.92(8)  0.92(8)  (0.49)(8)   146       129(7)

The accompanying notes are an integral part of the financial statements.

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

7 Not annualized.

8 Annualized.

9 Less than $500,000.

10 Less than $0.01 per share.

32 Series I, Series II and Series NAV shares began operations on 4-29-05.

Small Cap Growth Trust

PER SHARE OPERATING PERFORMANCE FOR A               RATIOS AND SUPPLEMENTAL DATA
SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                INCOME (LOSS) FROM
                                INVESTMENT OPERATIONS             LESS DISTRIBUTIONS
                                ----------------------            -------------------------------


                                            NET REAL-
                                            IZED AND
                    NET ASSET       NET    UNREALIZED  TOTAL FROM
                      VALUE,    INVESTMENT GAIN (LOSS) INVESTMENT  FROM NET  FROM NET    FROM
                    BEGINNING     INCOME   ON INVEST-    OPER-    INVESTMENT REALIZED   CAPITAL
   PERIOD ENDED   OF PERIOD ($) (LOSS) ($)  MENTS ($)  ATIONS ($) INCOME ($) GAIN ($) PAID-IN ($)
----------------- ------------- ---------- ----------- ---------- ---------- -------- -----------
SMALL CAP GROWTH

SERIES I
12-31-2007            11.53     (0.02)(1)      1.46       1.44        --      (2.64)        --
12-31-2006            10.16     (0.08)(1)      1.45       1.37        --         --         --
12-31-2005(36)         8.06     (0.06)(1)      2.38       2.32        --      (0.22)        --
SERIES II
12-31-2007            11.48     (0.05)(1)      1.46       1.41        --      (2.64)        --
12-31-2006            10.14     (0.10)(1)      1.44       1.34        --         --         --
12-31-2005(36)         8.06     (0.07)(1)      2.37       2.30        --      (0.22)        --
SERIES NAV
12-31-2007            11.54     (0.02)(1)      1.46       1.44        --      (2.64)        --
12-31-2006            10.17     (0.08)(1)      1.45       1.37        --         --         --
12-31-2005(45)         8.87     (0.08)(1)      1.60       1.52        --      (0.22)        --
12-31-2004(29)         8.10        -- (10)     0.77       0.77        --         --         --
12-31-2003(29,30)      6.30     (0.03)         3.07       3.04        --         --      (1.24)


                                                      RATIOS TO AVERAGE NET ASSETS
                                                      --------------------------------
                                                                               RATIO
                                                                              OF NET
                                                         RATIO     RATIO    INVESTMENT
                                                       OF GROSS    OF NET     INCOME        NET
                              NET ASSET                EXPENSES   EXPENSES    (LOSS)      ASSETS,
                     TOTAL      VALUE,       TOTAL    TO AVERAGE TO AVERAGE TO AVERAGE    END OF     PORTFOLIO
                    DISTRI-     END OF      RETURN        NET       NET        NET        PERIOD      TURNOVER
   PERIOD ENDED   BUTIONS ($) PERIOD ($)      (%)     ASSETS (%) ASSETS (%) ASSETS (%) (IN MILLIONS)    (%)
----------------- ----------- ---------- ------------ ---------- ---------- ---------- ------------- ---------
SMALL CAP GROWTH

SERIES I
12-31-2007           (2.64)      10.33   13.99(2,3,4)   1.18(5)    1.17      (0.20)          29       104
12-31-2006              --       11.53   13.48(3,20)    1.22(5)    1.22      (0.73)          23       162
12-31-2005(36)       (0.22)      10.16   29.00(2,7)     1.23(8)    1.23(8)   (0.90)(8)        1       140
SERIES II
12-31-2007           (2.64)      10.25   13.77(2,3,4)   1.38(5)    1.37      (0.41)          40       104
12-31-2006              --       11.48   13.21(3,20)    1.40(5)    1.40      (0.95)          31       162
12-31-2005(36)       (0.22)      10.14   28.75(2,7)     1.41(8)    1.41(8)   (1.07)(8)       19       140
SERIES NAV
12-31-2007           (2.64)      10.34   13.98(2,3,4)   1.13(5)    1.12      (0.16)         245       104
12-31-2006              --       11.54   13.47(3,20)    1.15(5)    1.14      (0.70)         241       162
12-31-2005(45)       (0.22)      10.17   17.34(2)       1.13       1.13      (0.84)         253       140
12-31-2004(29)          --        8.87    9.45(3)       1.35(5)    1.14      (0.71)         228       160(21)
12-31-2003(29,30)    (1.24)       8.10   48.83(2,3)     1.21(5)    1.11      (0.59)          87       235

The accompanying notes are an integral part of the financial statements.

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

                                   IMPACT ON NAV                                                       IMPACT ON NAV
                                     PER SHARE     TOTAL RETURN                                          PER SHARE     TOTAL RETURN
                                    FROM PAYMENT    EXCLUDING                                           FROM PAYMENT    EXCLUDING
                                        FROM       PAYMENT FROM                                             FROM       PAYMENT FROM
                                    AFFILIATE FOR  AFFILIATE FOR                                        AFFILIATE FOR  AFFILIATE FOR
                                   THE YEAR ENDED THE YEAR ENDED                                       THE YEAR ENDED THE YEAR ENDED
PORTFOLIO                            12-31-2007     12-31-2007   PORTFOLIO                               12-31-2007     12-31-2007
ALL CAP CORE SERIES I                  $0.02          2.56%      LARGE CAP SERIES I                        $0.07          0.90%
ALL CAP CORE SERIES II                  0.02          2.31%      LARGE CAP SERIES II                        0.07          0.78%
ALL CAP CORE SERIES NAV                 0.01          2.65%      LARGE CAP SERIES NAV                       0.06          1.11%
ALL CAP GROWTH SERIES I                 0.05         11.77%      LARGE CAP VALUE SERIES I                   0.01          4.33%
ALL CAP GROWTH SERIES II                0.04         11.60%      LARGE CAP VALUE SERIES II                  0.01          4.14%
ALL CAP GROWTH SERIES NAV               0.04         11.85%      LARGE CAP VALUE SERIES NAV                 0.01          4.40%
ALL CAP VALUE SERIES I                  0.01          8.20%      MID CAP STOCK SERIES I                     0.01         23.49%
ALL CAP VALUE SERIES II                 0.02          7.91%      MID CAP STOCK SERIES II                    0.01         23.27%
ALL CAP VALUE SERIES NAV                0.01          8.54%      MID CAP STOCK SERIES NAV                   0.01         23.51%
BLUE CHIP GROWTH SERIES I               0.01         12.70%      MID CAP VALUE SERIES I                     0.02          0.54%
BLUE CHIP GROWTH SERIES II              0.00(10)     12.51%      MID CAP VALUE SERIES II                    0.01          0.43%
BLUE CHIP GROWTH SERIES NAV             0.01         12.76%      MID CAP VALUE SERIES NAV                   0.01          0.64%
CAPITAL APPRECIATION SERIES I           0.00(10)     11.61%      NATURAL RESOURCES SERIES I                 0.00(10)     40.68%
CAPITAL APPRECIATION SERIES II          0.00(10)     11.36%      NATURAL RESOURCES SERIES II                0.00(10)     40.44%
CAPITAL APPRECIATION SERIES NAV         0.01         11.58%      NATURAL RESOURCES SERIES NAV               0.00(10)     40.81%
DYNAMIC GROWTH SERIES I                 0.01          9.11%      QUANTITATIVE ALL CAP SERIES I              0.00(10)      3.78%
DYNAMIC GROWTH SERIES II                0.01          9.02%      QUANTITATIVE ALL CAP SERIES II             0.00(10)      3.57%
DYNAMIC GROWTH SERIES NAV               0.00(10)      9.44%      QUANTITATIVE ALL CAP SERIES NAV            0.00(10)      3.88%
EMERGING GROWTH SERIES I                0.01          3.88%      QUANTITATIVE MID CAP SERIES I              0.05        --2.65%
EMERGING GROWTH SERIES II               0.00(10)      3.74%      QUANTITATIVE MID CAP SERIES II             0.05        --2.77%
EMERGING GROWTH SERIES NAV              0.00(10)      4.01%      QUANTITATIVE MID CAP SERIES NAV            0.06        --2.42%
EMERGING SMALL COMPANY SERIES I         0.04          7.87%      SCIENCE & TECHNOLOGY SERIES I              0.02         19.40%
EMERGING SMALL COMPANY SERIES II        0.04          7.66%      SCIENCE & TECHNOLOGY SERIES II             0.01         19.19%
EMERGING SMALL COMPANY SERIES NAV       0.02          7.99%      SCIENCE & TECHNOLOGY SERIES NAV            0.01         19.53%
EQUITY-INCOME SERIES I                  0.00(10)      3.35%      SMALL CAP GROWTH SERIES I                  0.00(10)     13.99%
EQUITY-INCOME SERIES II                 0.01          3.10%      SMALL CAP GROWTH SERIES II                 0.00(10)     13.77%
EQUITY-INCOME SERIES NAV                0.00(10)      3.39%      SMALL CAP GROWTH SERIES NAV                0.00(10)     13.98%
FINANCIAL SERVICES SERIES I             0.00(10)    --6.82%      SMALL CAP OPPORTUNITIES SERIES I           0.01        --7.70%
FINANCIAL SERVICES SERIES II            0.01        --6.99%      SMALL CAP OPPORTUNITIES SERIES II          0.02        --7.89%
FINANCIAL SERVICES SERIES NAV           0.00(10)    --6.74%      SMALL CAP OPPORTUNITIES SERIES NAV         0.01        --7.65%
GLOBAL SERIES I                         0.03          1.11%      SMALL COMPANY VALUE SERIES I               0.00(10)    --1.20%
GLOBAL SERIES II                        0.04          0.87%      SMALL COMPANY VALUE SERIES II              0.00(10)    --1.35%
GLOBAL SERIES NAV                       0.00(10)      1.32%      SMALL COMPANY VALUE SERIES NAV             0.00(10)    --1.14%
GLOBAL ALLOCATION SERIES I              0.01          5.04%      U.S. CORE SERIES I                         0.06          0.95%
GLOBAL ALLOCATION SERIES II             0.01          4.78%      U.S. CORE SERIES II                        0.05          0.73%
GLOBAL ALLOCATION SERIES NAV            0.00(10)      5.06%      U.S. CORE SERIES NAV                       0.04          1.10%
HEALTH SCIENCES SERIES I                0.01         17.60%      U.S. GLOBAL LEADERS GROWTH SERIES I        0.00(10)      3.63%
HEALTH SCIENCES SERIES II               0.01         17.37%      U.S. GLOBAL LEADERS GROWTH SERIES II       0.01          3.42%
HEALTH SCIENCES SERIES NAV              0.00(10)     17.73%      U.S. GLOBAL LEADERS GROWTH SERIES NAV      0.01          3.64%
INCOME & VALUE SERIES I                 0.01          1.02%      U.S. LARGE CAP SERIES I                    0.01        --0.40%
INCOME & VALUE SERIES II                0.01          0.81%      U.S. LARGE CAP SERIES II                   0.01        --0.58%
INCOME & VALUE SERIES NAV               0.01          1.03%      U.S. LARGE CAP SERIES NAV                  0.01        --0.32%
INTERNATIONAL CORE SERIES I             0.01         11.42%      UTILITIES SERIES I                         0.01         27.31%
INTERNATIONAL CORE SERIES II            0.00(10)     11.21%      UTILITIES SERIES II                        0.00(10)     27.10%
INTERNATIONAL CORE SERIES NAV           0.01         11.46%      UTILITIES SERIES NAV                       0.00(10)     27.43%
INTERNATIONAL SMALL CAP SERIES I        0.02         10.06%      VALUE SERIES I                             0.03          8.03%
INTERNATIONAL SMALL CAP SERIES II       0.01          9.84%      VALUE SERIES II                            0.03          7.82%
INTERNATIONAL SMALL CAP SERIES NAV      0.01         10.14%      VALUE SERIES NAV                           0.02          8.14%
INTERNATIONAL VALUE SERIES I            0.01          9.46%
INTERNATIONAL VALUE SERIES II           0.01          9.29%
INTERNATIONAL VALUE SERIES NAV          0.01          9.54%

5 Does not take into consideration expense reductions during the periods shown.

7 Not annualized.

8 Annualized.

10 Less than $0.01 per share.

20 John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

21 Excludes merger activity.

29 Audited by previous Independent Registered Public Accounting Firm.

30 Certain amounts have been reclassified to permit comparison.

36 Series I and Series II shares began operations on 4-29-05.

45 Effective 4-29-05, shareholders of the former VST Small Cap Emerging Growth Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Small Growth. Additionally, the accounting and performance history of the former VST Small Cap Emerging Growth Fund Series NAV was redesignated as that of Series NAV shares of Small Cap Growth.

U.S. Core Trust

PER SHARE OPERATING PERFORMANCE FOR                 RATIOS AND SUPPLEMENTAL DATA
A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                              INCOME (LOSS) FROM
                             INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                            ----------------------            -------------------------------


                                        NET REAL-
                                        IZED AND
                NET ASSET      NET     UNREALIZED  TOTAL FROM                                              NET ASSET
                  VALUE,    INVESTMENT GAIN (LOSS) INVESTMENT  FROM NET  FROM NET     FROM       TOTAL      VALUE,    TOTAL
                BEGINNING     INCOME   ON INVEST-    OPER-    INVESTMENT REALIZED   CAPITAL     DISTRI-     END OF   RETURN
PERIOD ENDED  OF PERIOD ($) (LOSS) ($)  MENTS ($)  ATIONS ($) INCOME ($) GAIN ($) PAID-IN ($) BUTIONS ($) PERIOD ($)   (%)
------------- ------------- ---------- ----------- ---------- ---------- -------- ----------- ----------- ---------- ------
U.S. CORE
SERIES I
12-31-2007        21.64       0.26(1)    0.01         0.27      (0.49)    (2.01)       --        (2.50)      19.41    1.27(2,3,4)
12-31-2006        22.71       0.22(1)    1.65         1.87      (0.28)    (2.66)       --        (2.94)      21.64    9.17(2,3)
12-31-2005        23.07       0.23(1)    0.20         0.43      (0.31)    (0.48)       --        (0.79)      22.71    2.03(2)
12-31-2004        21.79       0.27(1)    1.19         1.46      (0.18)       --        --        (0.18)      23.07    6.77(2)
12-31-2003        17.40       0.17(1)    4.41         4.58      (0.19)       --        --        (0.19)      21.79   26.45(2)
SERIES II
12-31-2007        21.53       0.21(1)      --(10)     0.21      (0.41)    (2.01)       --        (2.42)      19.32    0.99(2,3,4)
12-31-2006        22.60       0.18(1)    1.64         1.82      (0.23)    (2.66)       --        (2.89)      21.53    8.99(2,3)
12-31-2005        22.96       0.19(1)    0.20         0.39      (0.27)    (0.48)       --        (0.75)      22.60    1.84(2)
12-31-2004        21.72       0.23(1)    1.18         1.41      (0.17)       --        --        (0.17)      22.96    6.55(2)
12-31-2003        17.39       0.13(1)    4.41         4.54      (0.21)       --        --        (0.21)      21.72   26.41(2)
SERIES NAV
12-31-2007        21.66       0.27(1)    0.01         0.28      (0.51)    (2.01)       --        (2.52)      19.42    1.31(2,3,4)
12-31-2006        22.71       0.23(1)    1.65         1.88      (0.27)    (2.66)       --        (2.93)      21.66    9.26(2,3)
12-31-2005(6)     21.51       0.21(1)    0.99         1.20         --        --        --           --       22.71    5.58(7)


                RATIOS TO AVERAGE NET ASSETS
              --------------------------------
                                      RATIO
                                      OF NET
                 RATIO      RATIO   INVESTMENT
               OF GROSS    OF NET     INCOME        NET
               EXPENSES   EXPENSES    (LOSS)      ASSETS,
              TO AVERAGE TO AVERAGE TO AVERAGE     END OF    PORTFOLIO
                  NET        NET       NET         PERIOD     TURNOVER
PERIOD ENDED  ASSETS (%) ASSETS (%) ASSETS (%) (IN MILLIONS)    (%)
------------- ---------- ---------- ---------- ------------- ---------
U.S. CORE
SERIES I
12-31-2007      0.86(5)    0.85       1.18           709         70
12-31-2006      0.87(5)    0.87       1.04           927         71
12-31-2005      0.78       0.78       1.04         1,095        135
12-31-2004      0.74       0.74       1.22         1,359         43
12-31-2003      0.75       0.75       0.92         1,553         39
SERIES II
12-31-2007      1.06(5)    1.05       0.99            71         70
12-31-2006      1.07(5)    1.07       0.84            90         71
12-31-2005      0.98       0.98       0.84           105        135
12-31-2004      0.94       0.94       1.04           120         43
12-31-2003      0.95       0.95       0.69           115         39
SERIES NAV
12-31-2007      0.81(5)    0.80       1.23             3         70
12-31-2006      0.82(5)    0.82       1.08             1         71
12-31-2005(6)   0.79(8)    0.79(8)    1.39(8)          1        135

The accompanying notes are an integral part of the financial statements.

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

                                   IMPACT ON NAV                                                       IMPACT ON NAV
                                     PER SHARE     TOTAL RETURN                                          PER SHARE     TOTAL RETURN
                                    FROM PAYMENT    EXCLUDING                                           FROM PAYMENT    EXCLUDING
                                        FROM       PAYMENT FROM                                             FROM       PAYMENT FROM
                                    AFFILIATE FOR  AFFILIATE FOR                                        AFFILIATE FOR  AFFILIATE FOR
                                   THE YEAR ENDED THE YEAR ENDED                                       THE YEAR ENDED THE YEAR ENDED
PORTFOLIO                            12-31-2007     12-31-2007   PORTFOLIO                               12-31-2007     12-31-2007
ALL CAP CORE SERIES I                  $0.02          2.56%      LARGE CAP SERIES I                        $0.07          0.90%
ALL CAP CORE SERIES II                  0.02          2.31%      LARGE CAP SERIES II                        0.07          0.78%
ALL CAP CORE SERIES NAV                 0.01          2.65%      LARGE CAP SERIES NAV                       0.06          1.11%
ALL CAP GROWTH SERIES I                 0.05         11.77%      LARGE CAP VALUE SERIES I                   0.01          4.33%
ALL CAP GROWTH SERIES II                0.04         11.60%      LARGE CAP VALUE SERIES II                  0.01          4.14%
ALL CAP GROWTH SERIES NAV               0.04         11.85%      LARGE CAP VALUE SERIES NAV                 0.01          4.40%
ALL CAP VALUE SERIES I                  0.01          8.20%      MID CAP STOCK SERIES I                     0.01         23.49%
ALL CAP VALUE SERIES II                 0.02          7.91%      MID CAP STOCK SERIES II                    0.01         23.27%
ALL CAP VALUE SERIES NAV                0.01          8.54%      MID CAP STOCK SERIES NAV                   0.01         23.51%
BLUE CHIP GROWTH SERIES I               0.01         12.70%      MID CAP VALUE SERIES I                     0.02          0.54%
BLUE CHIP GROWTH SERIES II              0.00(10)     12.51%      MID CAP VALUE SERIES II                    0.01          0.43%
BLUE CHIP GROWTH SERIES NAV             0.01         12.76%      MID CAP VALUE SERIES NAV                   0.01          0.64%
CAPITAL APPRECIATION SERIES I           0.00(10)     11.61%      NATURAL RESOURCES SERIES I                 0.00(10)     40.68%
CAPITAL APPRECIATION SERIES II          0.00(10)     11.36%      NATURAL RESOURCES SERIES II                0.00(10)     40.44%
CAPITAL APPRECIATION SERIES NAV         0.01         11.58%      NATURAL RESOURCES SERIES NAV               0.00(10)     40.81%
DYNAMIC GROWTH SERIES I                 0.01          9.11%      QUANTITATIVE ALL CAP SERIES I              0.00(10)      3.78%
DYNAMIC GROWTH SERIES II                0.01          9.02%      QUANTITATIVE ALL CAP SERIES II             0.00(10)      3.57%
DYNAMIC GROWTH SERIES NAV               0.00(10)      9.44%      QUANTITATIVE ALL CAP SERIES NAV            0.00(10)      3.88%
EMERGING GROWTH SERIES I                0.01          3.88%      QUANTITATIVE MID CAP SERIES I              0.05        --2.65%
EMERGING GROWTH SERIES II               0.00(10)      3.74%      QUANTITATIVE MID CAP SERIES II             0.05        --2.77%
EMERGING GROWTH SERIES NAV              0.00(10)      4.01%      QUANTITATIVE MID CAP SERIES NAV            0.06        --2.42%
EMERGING SMALL COMPANY SERIES I         0.04          7.87%      SCIENCE & TECHNOLOGY SERIES I              0.02         19.40%
EMERGING SMALL COMPANY SERIES II        0.04          7.66%      SCIENCE & TECHNOLOGY SERIES II             0.01         19.19%
EMERGING SMALL COMPANY SERIES NAV       0.02          7.99%      SCIENCE & TECHNOLOGY SERIES NAV            0.01         19.53%
EQUITY-INCOME SERIES I                  0.00(10)      3.35%      SMALL CAP GROWTH SERIES I                  0.00(10)     13.99%
EQUITY-INCOME SERIES II                 0.01          3.10%      SMALL CAP GROWTH SERIES II                 0.00(10)     13.77%
EQUITY-INCOME SERIES NAV                0.00(10)      3.39%      SMALL CAP GROWTH SERIES NAV                0.00(10)     13.98%
FINANCIAL SERVICES SERIES I             0.00(10)    --6.82%      SMALL CAP OPPORTUNITIES SERIES I           0.01        --7.70%
FINANCIAL SERVICES SERIES II            0.01        --6.99%      SMALL CAP OPPORTUNITIES SERIES II          0.02        --7.89%
FINANCIAL SERVICES SERIES NAV           0.00(10)    --6.74%      SMALL CAP OPPORTUNITIES SERIES NAV         0.01        --7.65%
GLOBAL SERIES I                         0.03          1.11%      SMALL COMPANY VALUE SERIES I               0.00(10)    --1.20%
GLOBAL SERIES II                        0.04          0.87%      SMALL COMPANY VALUE SERIES II              0.00(10)    --1.35%
GLOBAL SERIES NAV                       0.00(10)      1.32%      SMALL COMPANY VALUE SERIES NAV             0.00(10)    --1.14%
GLOBAL ALLOCATION SERIES I              0.01          5.04%      U.S. CORE SERIES I                         0.06          0.95%
GLOBAL ALLOCATION SERIES II             0.01          4.78%      U.S. CORE SERIES II                        0.05          0.73%
GLOBAL ALLOCATION SERIES NAV            0.00(10)      5.06%      U.S. CORE SERIES NAV                       0.04          1.10%
HEALTH SCIENCES SERIES I                0.01         17.60%      U.S. GLOBAL LEADERS GROWTH SERIES I        0.00(10)      3.63%
HEALTH SCIENCES SERIES II               0.01         17.37%      U.S. GLOBAL LEADERS GROWTH SERIES II       0.01          3.42%
HEALTH SCIENCES SERIES NAV              0.00(10)     17.73%      U.S. GLOBAL LEADERS GROWTH SERIES NAV      0.01          3.64%
INCOME & VALUE SERIES I                 0.01          1.02%      U.S. LARGE CAP SERIES I                    0.01        --0.40%
INCOME & VALUE SERIES II                0.01          0.81%      U.S. LARGE CAP SERIES II                   0.01        --0.58%
INCOME & VALUE SERIES NAV               0.01          1.03%      U.S. LARGE CAP SERIES NAV                  0.01        --0.32%
INTERNATIONAL CORE SERIES I             0.01         11.42%      UTILITIES SERIES I                         0.01         27.31%
INTERNATIONAL CORE SERIES II            0.00(10)     11.21%      UTILITIES SERIES II                        0.00(10)     27.10%
INTERNATIONAL CORE SERIES NAV           0.01         11.46%      UTILITIES SERIES NAV                       0.00(10)     27.43%
INTERNATIONAL SMALL CAP SERIES I        0.02         10.06%      VALUE SERIES I                             0.03          8.03%
INTERNATIONAL SMALL CAP SERIES II       0.01          9.84%      VALUE SERIES II                            0.03          7.82%
INTERNATIONAL SMALL CAP SERIES NAV      0.01         10.14%      VALUE SERIES NAV                           0.02          8.14%
INTERNATIONAL VALUE SERIES I            0.01          9.46%
INTERNATIONAL VALUE SERIES II           0.01          9.29%
INTERNATIONAL VALUE SERIES NAV          0.01          9.54%

5 Does not take into consideration expense reductions during the periods shown.

6 Series NAV shares began operations on 4-29-05.

7 Not annualized.

8 Annualized.

10 Less than $0.01 per share.

Fundamental Value Trust

PER SHARE OPERATING PERFORMANCE FOR A               RATIOS AND SUPPLEMENTAL DATA
SHARE OUTSTANDING THROUGHOUT THE PERIOD

                               INCOME (LOSS) FROM
                              INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                             ----------------------            -------------------------------


                                         NET REAL-
                                          IZED AND
                 NET ASSET       NET     UNREALIZED TOTAL FROM                                              NET ASSET
                   VALUE,    INVESTMENT GAIN (LOSS) INVESTMENT  FROM NET  FROM NET     FROM       TOTAL      VALUE,    TOTAL
                 BEGINNING     INCOME    ON INVEST-    OPER-   INVESTMENT REALIZED   CAPITAL     DISTRI-     END OF   RETURN
PERIOD ENDED   OF PERIOD ($) (LOSS) ($)  MENTS ($)  ATIONS ($) INCOME ($) GAIN ($) PAID-IN ($) BUTIONS ($) PERIOD ($)   (%)
-------------- ------------- ---------- ----------- ---------- ---------- -------- ----------- ----------- ---------- ------
FUNDAMENTAL VALUE

SERIES I
12-31-2007         16.82       0.19(1)      0.47       0.66      (0.28)    (0.70)       --        (0.98)      16.50    4.04(2,3)
12-31-2006         15.32       0.13(1)      2.01       2.14      (0.12)    (0.52)       --        (0.64)      16.82   14.51(2,3)
12-31-2005         14.14       0.12(1)      1.12       1.24      (0.06)       --        --        (0.06)      15.32    8.84(2,3)
12-31-2004         12.71       0.10(1)      1.39       1.49      (0.06)       --        --        (0.06)      14.14   11.80(2)
12-31-2003          9.82       0.08(1)      2.84       2.92      (0.03)       --        --        (0.03)      12.71   29.83(2)

SERIES II
12-31-2007         16.74       0.16(1)      0.47       0.63      (0.22)    (0.70)       --        (0.92)      16.45    3.87(2,3)
12-31-2006         15.26       0.10(1)      2.00       2.10      (0.10)    (0.52)       --        (0.62)      16.74   14.24(2,3)
12-31-2005         14.07       0.09(1)      1.13       1.22      (0.03)       --        --        (0.03)      15.26    8.70(2,3)
12-31-2004         12.68       0.07(1)      1.38       1.45      (0.06)       --        --        (0.06)      14.07   11.44(2)
12-31-2003          9.82       0.06(1)      2.83       2.89      (0.03)       --        --        (0.03)      12.68   29.57(2)

SERIES NAV
12-31-2007         16.78       0.20(1)      0.46       0.66      (0.29)    (0.70)       --        (0.99)      16.45    4.08(2,3)
12-31-2006         15.29       0.14(1)      2.01       2.15      (0.14)    (0.52)       --        (0.66)      16.78   14.56(2,3)
12-31-2005(11)     14.37       0.13(1)      0.89       1.02      (0.10)       --        --        (0.10)      15.29    7.14(2,3,7)


                 RATIOS TO AVERAGE NET ASSETS
               --------------------------------
                                        RATIO
                                       OF NET
                 RATIO       RATIO   INVESTMENT
                OF GROSS    OF NET     INCOME        NET
                EXPENSES   EXPENSES    (LOSS)      ASSETS,
               TO AVERAGE TO AVERAGE TO AVERAGE     END OF    PORTFOLIO
                  NET         NET        NET        PERIOD    TURNOVER
PERIOD ENDED   ASSETS (%) ASSETS (%) ASSETS (%) (IN MILLIONS)    (%)
-------------- ---------- ---------- ---------- ------------- ---------
FUNDAMENTAL VALUE

SERIES I
12-31-2007      0.85(5)     0.85       1.13          177           8
12-31-2006      0.86(5)     0.86       0.86          204          18
12-31-2005      0.92(5)     0.90       0.84          202          36
12-31-2004      0.94        0.94       0.74          429           6
12-31-2003      0.97        0.97       0.78          355          12

SERIES II
12-31-2007      1.05(5)     1.05       0.92          445           8
12-31-2006      1.06(5)     1.06       0.66          391          18
12-31-2005      1.12(5)     1.10       0.63          270          36
12-31-2004      1.14        1.14       0.56          386           6
12-31-2003      1.17        1.17       0.59          203          12

SERIES NAV
12-31-2007      0.80(3)     0.80       1.18          789           8
12-31-2006      0.81(5)     0.81       0.91          612          18
12-31-2005(11)  0.85(5,8)   0.82(8)    1.08(8)       482          36


The accompanying notes are an integral part of the financial statements.

1 Based on the average of the shares outstanding.

2 Assumes dividend reinvestment.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

7 Not annualized.

8 Annualized.

11 Series NAV shares began operations on 2-28-05.

                               JOHN HANCOCK TRUST

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                            VOTING INSTRUCTIONS FORM

[NAME OF INSURANCE COMPANY]
[NAME OF FUND] the "Fund")

          The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company to vote all shares of John Hancock Trust ("JHT") attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m. Eastern Time, October 14, 2008, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

          Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be for such item. This voting instructions form is provided for the shares of the Fund attributable to your contract values as of August 15, 2008. Please sign, date and return the voting instructions form in the enclosed postage-paid envelope.

          VOTING INSTRUCTIONS MUST BE RECEIVED BY OCTOBER 13, 2008, TO BE VOTED AT THE MEETING TO BE HELD ON OCTOBER 14, 2008.

          THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, JOHN HANCOCK LIFE INSURANCE COMPANY AND JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JHT.

Date: ____________________, 2008

                            PLEASE SIGN IN BOX BELOW:
                -------------------------------------------------


                -------------------------------------------------
                     Signatures(s), Title(s), if applicable

          If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

  PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL: [X].
                       PLEASE DO NOT USE FINE POINT PENS.

                                   ----------

          These voting instructions, if properly executed, will be voted in the manner directed by the contract holder. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTIONS WILL BE VOTED "FOR" ALL PROPOSALS. Please refer to the Proxy Statement/Prospectus for a discussion of the proposals.

                                                                                    FOR   AGAINST   ABSTAIN
                                                                                    ---   -------   -------
1. Approval of Agreement and Plan of Reorganization providing for the combination
of the Managed Trust into the Lifestyle Balanced Trust.                             [ ]     [ ]       [ ]

2. Approval of Agreement and Plan of Reorganization providing for the combination
of the Emerging Growth Trust into the Small Cap Growth Trust.                       [ ]     [ ]       [ ]

3. Approval of Agreement and Plan of Reorganization providing for the combination
of the Small Cap Trust into the Small Cap Growth Trust.                             [ ]     [ ]       [ ]

4. Approval of Agreement and Plan of Reorganization providing for the combination
of the U.S. Core Trust into the Fundamental Value Trust.                            [ ]     [ ]       [ ]

Any other business that may properly come before the Meeting.

          PLEASE MARK YOUR VOTING INSTRUCTIONS FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               JOHN HANCOCK TRUST
                               601 Congress Street
                        Boston, Massachusetts 02210-2805

                       STATEMENT OF ADDITIONAL INFORMATION

                            Dated: September __, 2008

          This Statement of Additional Information is available to the shareholders of each of the series or Funds of John Hancock Trust ("JHT") listed below as an "Acquired Fund" in connection with the proposed reorganization providing for the combination of each Acquired Fund into the corresponding JHT Fund listed below as an "Acquiring Fund" (the "Reorganization"):

ACQUIRED FUND                CORRESPONDING ACQUIRING FUND
-------------                ----------------------------
Managed Trust           --   Lifestyle Balanced Trust
Emerging Growth Trust   --   Small Cap Growth Trust
Small Cap Trust         --   Small Cap Growth Trust
U.S. Core Trust         --   Fundamental Value Trust

          This Statement of Additional Information is not a prospectus but should be read in conjunction with JHT's Proxy Statement/Prospectus dated September __, 2008 for the Special Meeting of Shareholders of the Acquired Funds to be held on October 14, 2008. The Proxy Statement/Prospectus, which describes the Reorganization, may be obtained without charge by writing to JHT at the address above or by calling the following toll free telephone number: (800) 344-1029.

                                TABLE OF CONTENTS

     1. Statement of Additional Information of JHT dated May 1, 2008 (including Supplement dated June 30, 2008).

     2. Audited Financial Statements of JHT for the fiscal year ended December 31, 2007, relating to the Acquired Funds and the Acquiring Funds.

     3. Pro Forma Financial Information for the combination of each Acquired Fund into its corresponding Acquiring Fund.

                      INFORMATION INCORPORATED BY REFERENCE

          This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) as filed with the Securities and Exchange Commission ("SEC") (File Nos. 2-94157; 811-4146);

1. Statement of Additional Information of JHT dated May 1, 2008 (including Supplement dated June 30, 2008).

          The Statement of Additional Information and Supplement thereto are incorporated by reference to the filings thereof with the SEC pursuant to Rule 485(b) or Rule 497 under the Securities Act of 1933 on, respectively, April 30, 2008 and June 30, 2008).

2. Audited Financial Statements of JHT for the fiscal year ended December 31, 2007, relating to the Acquired Funds and the Acquiring Funds.

          The audited financial statements of JHT for the fiscal year ended December 31, 2007, including the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to JHT's Annual Report to Shareholders dated December 31, 2007 filed with the SEC on Form N-CSR on March 10, 2008, insofar as such financial statements and report relate to the Acquired Funds and the Acquiring Funds.

                         PRO FORMA FINANCIAL INFORMATION

Combination of Managed Trust into Lifestyle Balanced Trust

          The unaudited pro forma information provided herein should be read in conjunction with the annual report of John Hancock Trust Managed Trust and John Hancock Trust Lifestyle Balanced Trust dated December 31, 2007, both of which are on file with the SEC and are available at no charge.

          The unaudited pro forma information set forth below for the period ended December 31, 2007 is intended to present ratios and supplemental data as if the merger of the John Hancock Trust Managed Trust , or Acquired Fund, into the John Hancock Trust Lifestyle Balanced Trust, or Acquiring Fund, (collectively, the "Funds") had been consummated at December 31, 2006. The merger is intended to consolidate the Acquired Fund with a similar fund advised by John Hancock Investment Management Services, LLC ("JHIMS"), and sub-advised by MFC Global Investment Management (U.S.A.) Limited.

          The Funds have the same administrator, fund recordkeeping services agent, investment managers, fund accounting agents and custodians. Each of such service providers has entered into an agreement with the Trust which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund except that the Acquired Fund's Investment Management fees are as follows; 0.69% at all assets levels.

          The Acquiring Fund's Investment Management fees are as follows; for Affiliated Fund Assets: 0.05% of the first $7.5 billion; 0.04% of the excess over $7.5 billion, and for Other Assets: 0.50% of the first $7.5 billion; 0.49% of the excess over $7.5 billion.

          As of December 31, 2007, the net assets of: (i) the Acquired Fund were $1,404,856,214 and (ii) the Acquiring Fund were $10,664,181,173. The net assets of the combined fund as of December 31, 2007 would have been $12,068,312,387.

          On a pro forma basis for the year ended December 31, 2007, the proposed reorganization would result in a decrease of $9,932,000 in the management fees charged, and an increase in other operating expenses (including custodian fees, audit fees, and expenses of the underlying affiliated funds) of $11,843,000 on a pro forma basis for the year ended December 31, 2007, resulting in a less than $0.01 per share expense increase.

          No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation, Subchapter M compliance.

          Securities held by the Acquired Fund may have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Fund.

          The merger is not expected to qualify as a tax-free reorganization for federal income tax purposes, the transaction is not expected to be a taxable event for federal income tax purposes for variable annuity or variable life insurance contract owners whose contract values are determined by investment in shares of those Funds. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Funds will be the same as the aggregate tax basis the shareholders of the Acquired Funds held in their shares of the Acquired Funds immediately before the merger.

          At June 30, 2008, the Managed Trust and Lifestyle Balanced Trust had total capital loss carryforwards of $0 and $0, respectively.

          The Acquired Fund will pay the estimated reorganization costs of $725,000 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by JHIMS.

Combination of Emerging Growth Trust into Small Cap Growth Trust

          Omitted pursuant to Item 14.2 of SEC Form N-14.

Combination of Small Cap Trust into Small Cap Growth Trust

          The unaudited pro forma information provided herein should be read in conjunction with the annual report of John Hancock Trust Small Cap Trust and John Hancock Trust Small Cap Growth Trust dated December 31, 2007, both of which are on file with the SEC and are available at no charge.

          The unaudited pro forma information set forth below for the period ended December 31, 2007 is intended to present ratios and supplemental data as if the merger of the John Hancock Trust Small Cap Trust , or Acquired Fund, into the John Hancock Trust Small Cap Growth Trust, or Acquiring Fund, (collectively, the "Funds") had been consummated December 31, 2006. The merger is intended to consolidate the Acquired Fund with a similar fund advised by John Hancock Investment Management Services, LLC ("JHIMS"), and sub-advised by Wellington Management Company, LLP.

          The Funds have the same administrator, fund recordkeeping services agent, investment managers, fund accounting agents and custodians. Each of such service providers has entered into an agreement with the Trust which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund except that the Acquired Fund's Investment Management fees are as follows; 0.85% at all asset levels.

          The Acquiring Fund's Investment Management fees are as follows; 1.10% of the first $100 million; 1.05% of the excess over $100 million.

          As of December 31, 2007, the net assets of: (i) the Acquired Fund were $155,729,081 and (ii) the Acquiring Fund were $313,151,902. The net assets of the combined fund as of December 31, 2007 would have been $468,880,983. Note that the Acquired Fund is expected to have redemptions of approximately $96,000,000 in October 2008 reducing assets to approximately $5,725,000.

          On a pro forma basis for the year ended December 31, 2007, the proposed reorganization would result in an increase in management fees charged of $381,000, and a decrease in other operating expenses (including custody fees and audit fees) of $37,000 on a pro forma basis for the year ended December 31, 2007, resulting in a less than $0.01 per share expense increase.

          Concurrent with the proposed reorganization of Small Cap Trust, shareholders of John Hancock Trust Emerging Growth Trust are being asked to approve a similar reorganization with John Hancock Trust Small Cap Growth Trust (Emerging Growth Trust and Small Cap Trust are referred to in this SAI as the "Merger Funds").

          On a pro forma basis for the year ended December 31, 2007, the proposed reorganization of the Merger Funds would result in an increase in management fees charged of $453,000, and a decrease in other operating expenses (including custody fees and audit fees) of $75,000 on a pro forma basis for the year ended December 31, 2007, resulting in a less than $0.01 per share expense increase.

          No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation, Subchapter M compliance.

          Securities held by the Acquired Fund may have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Fund.

          The merger is not expected to qualify as a tax free reorganization for federal income tax purposes, the transaction is not expected to be a taxable event for federal income tax purposes for variable annuity or variable life insurance contract owners whose contract values are determined by investment in shares of those Funds. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis the shareholders of the Acquired Fund held in their shares of the Acquired Fund immediately before the merger.

          At June 30, 2008, the Small Cap Trust and Small Cap Growth Trust had total capital loss carryforwards of $10,067,000 and $1,089,000, respectively; the availability of which to offset future capital gains, if any, in the Acquiring Fund may be limited.

          Estimated reorganization costs of $32,500 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization will be paid by JHIMS.

Combination of U.S. Core Trust into Fundamental Value Trust

          The unaudited pro forma information provided herein should be read in conjunction with the annual report of John Hancock Trust U.S. Core Trust and John Hancock Trust Fundamental Value Trust dated December 31, 2007, both of which are on file with the SEC and are available at no charge.

          The unaudited pro forma information set forth below for the period ended December 31, 2007 is intended to present ratios and supplemental data as if the merger of the John Hancock Trust U.S. Core Trust , or Acquired Fund, into the John Hancock Trust Fundamental Value Trust, or Acquiring Fund, (collectively, the "Funds") had been consummated December 31, 2006. The merger is intended to consolidate the Acquired Fund with a similar fund advised by John Hancock Investment Management Services, LLC ("JHIMS"), and sub-advised by Davis Advisers, L.P.

          The Funds have the same administrator, fund recordkeeping services agent, investment managers, fund accounting agents and custodians. Each of such service providers has entered into an agreement with the Trust which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund except that the Acquired Fund's Investment Management fees are as follows; 0.78% of the first $500 million; 0.76% of the next $500 million; 0.75% of the next $1.5 billion and 0.74% of the excess over $2.5 billion.

          The Acquiring Fund's Investment Management fees are as follows; 0.85% of the first $50 million; 0.80% of the next $450 million; 0.75 of the excess over $500 million.

          As of December 31, 2007, the net assets of: (i) the Acquired Fund were $782,487,365 and (ii) the Acquiring Fund were $1,411,283,169. The net assets of the combined fund as of December 31, 2007 would have been $2,193,377,534.

          On a pro forma basis for the year ended December 31, 2007, the proposed reorganization would result in a decrease in management fees charged of $73,000, and a decrease in other operating expenses (including custody fees and audit fees) of $104,000 on a pro forma basis for the year ended December 31, 2007, resulting in a less than $0.01 per share expense savings.

          No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation, Subchapter M compliance.

          Securities held by the Acquired Fund may have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Fund.

          The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis the shareholders of the Acquired Fund held in their shares of the Acquired Fund immediately before the merger.

          At June 30, 2008, the U.S. Core Trust and the Fundamental Value Trust had total capital loss carryforwards of $21,000,000 and $0, respectively; the availability of which to offset future capital gains, if any, in the Acquiring Fund may be limited.

          The Acquired Fund will pay the estimated reorganization costs of $393,000 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by JHIMS.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

          Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including, but not limited to, accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

           DESCRIPTION*
EXHIBIT    * Unless otherwise stated, all filing references are to File No.
NUMBER     2-94157.
--------   ---------------------------------------------------------------------
1(a)       Registrant's Agreement and Declaration of Trust, dated September 29,
           1988 is incorporated by reference to Exhibit (1)(a) to Post-Effective
           Amendment No. 31 filed April 25, 1996.

1(b)       Establishment and Designation of Additional Series of Shares of
           Beneficial Interest -- Redesignation of the Series of Shares known as the "Convertible Securities Trust" to the "U.S. Government Bond
           Trust," dated May 1, 1989 is incorporated by reference to Exhibit
           (1)(b) to Post-Effective Amendment No. 31 filed April 25, 1996.

1(c)       Establishment and Designation of Additional Series of Shares of
           Beneficial Interest -- Conservative, Moderate and Aggressive Asset
           Allocation Trusts, dated May 1, 1989 is incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 31 filed April 25,
           1996.

1(d)       Establishment and Designation of Additional Series of Shares of
           Beneficial Interest -- Growth &Income Trust, dated February 1, 1991 is incorporated by reference to Exhibit (1)(d) to Post-Effective
           Amendment No. 31 filed April 25, 1996.

1(e)       Establishment and Designation of Additional Series of Shares of
           Beneficial Interest -- Redesignation of the Series of Shares known as the "Bond Trust" to the "Investment Quality Bond Trust," dated April
           16, 1991 is incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 31 filed April 25, 1996.

           DESCRIPTION*
EXHIBIT    * Unless otherwise stated, all filing references are to File No.
NUMBER     2-94157.
--------   ---------------------------------------------------------------------
1(f)       Establishment and Designation of Additional Series of Shares of
           Beneficial Interest Redesignation of the Series of Shares known as the "U.S. Government Bond Trust" to the "U.S. Government Securities
           Trust," dated June 14, 1991 is incorporated by reference to Exhibit
           (1)(f) to Post-Effective Amendment No. 31 filed April 25, 1996.

1(g)       Establishment and Designation of Additional Series of Shares of
           Beneficial Interest -- Pasadena Growth Trust, Growth Trust and
           Strategic Income Trust, dated August 7, 1992 is incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 31 filed
           April 25, 1996.

1(h)       Establishment and Designation of Additional Series of Shares of
           Beneficial Interest -- Redesignation of the Series of Shares known as the "Strategic Income Trust" to the "Strategic Bond Trust" and the
           Series of Shares known as the "Growth Trust" to the "Value Equity
           Trust" dated April 4, 1993 is incorporated by reference to Exhibit
           (1)(h) to Post-Effective Amendment No. 31 filed April 25, 1996.

1(i)       Establishment and Designation of Additional Series of Shares of
           Beneficial Interest -- International Growth and Income Trust, dated
           December 28, 1994 is incorporated by reference to Exhibit (1)(i) to Post-Effective Amendment No. 31 filed on April 25, 1996.

1(j)       Establishment and Designation of Additional Series of Shares of
           Beneficial Interest -- Small/ Mid Cap Trust, dated February 1, 1996 is incorporated by reference to Exhibit (1)(j) to Post-Effective
           Amendment No. 34 filed October 4, 1996.

1(k)       Establishment and Designation of Additional Series of Shares of
           Beneficial Interest -- International Small Cap Trust, dated February
           1, 1996 is incorporated by reference to Exhibit (1)(k) to Post-Effective Amendment No. 34 filed October 4, 1996.

1(l)       Establishment and Designation of Additional Series of Shares of
           Beneficial Interest -- Growth Trust, dated July 9, 1996 is incorporated by reference to Exhibit (1)(l) to Post-Effective
           Amendment No. 34 filed October 4, 1996.

1(m)       Establishment and Designation of Additional Series of Shares of
           Beneficial Interest -- Value Trust, High Yield Trust, International
           Stock Trust, Science &Technology Trust, Balanced Trust, Worldwide
           Growth Trust, Emerging Growth Trust, Pilgrim Baxter Growth Trust,
           Pacific Rim Emerging Markets Trust, Real Estate Securities Trust,
           Capital Growth Bond Trust, Equity Index Trust, Common Stock Trust,
           Lifestyle Conservative 280 Trust, Lifestyle Moderate 460 Trust,
           Lifestyle Balanced 640 Trust, Lifestyle Growth 820 Trust, Lifestyle
           Aggressive 1000 Trust -- and Redesignation of the Series of Shares known as the "Pasadena Growth Trust" to the "Blue Chip Growth Trust" and the Series of Shares known as the "Value Equity Trust" to the "Equity-Income Trust" is incorporated by reference to Exhibit (1)(m) to Post-Effective Amendment No. 35 filed December 18, 1996.

1(n)       Establishment and Designation of Additional Series of Shares of
           Beneficial Interest -- Small Company Value Trust, dated September 30,
           1997 is incorporated by reference to Exhibit (1)(m) to Post-Effective
           Amendment No. 39 filed March 2, 1998.

1(o) Amendment to the Agreement and Declaration of Trust (name change) is incorporated by reference to Exhibit (1)(n) to Post-Effective
           Amendment No. 39 filed March 2, 1998.

1(p) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Small Company Blend, U.S. Large Cap
           Value, Total Return, International Value and Mid Cap Stock -- previously filed as Exhibit (a)(15) to Post-Effective Amendment No.
           41 filed on March 1, 1999.

           DESCRIPTION*
EXHIBIT    * Unless otherwise stated, all filing references are to File No.
NUMBER     2-94157.
--------   ---------------------------------------------------------------------
1(q)       Form of Establishment and Designation of Additional Shares of
           Beneficial Interest for the Dynamic Growth, Internet Technologies,
           Tactical Allocation, 500 Index, Mid Cap Index, Small Cap Index, Total
           Stock Market Index and International Index Trusts -- previously filed as Exhibit (a)(17) to Post-Effective Amendment No. 42 filed on March
           1, 2000.

1(r)       Form of Establishment and Designation of Additional Series of
           Beneficial Interest for the Capital Appreciation Trust -- previously filed as Exhibit (a)(18) to Post-Effective Amendment No. 43 filed on
           August 17, 2000.

1(s) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the new portfolios to be added April 30, 2001 -- previously filed as Exhibit (a)(19) to Post-Effective
           Amendment No. 45 filed on February 9, 2001.

1(t) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the new portfolios to be added July 16, 2001 -- previously filed as Exhibit (a)(20) to Post-Effective
           Amendment No. 47 filed May 1, 2001.

1(u)       Form of Establishment and Designation of Classes of Shares
           --previously filed as Exhibit a(20) to Post-Effective Amendment No.
           47 filed on May 1, 2001.

1(v) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for American Growth Trust, American
           International Trust, American Growth-Income Trust and American Blue
           Chip Income and Growth Trust -- previously filed as Exhibit (a)(25) to Post-Effective Amendment No. 58 filed on May 9, 2003.

1(w)       Form of Establishment and Designation of Additional Classes of Shares
           -- previously filed as Exhibit a(22) to Post-Effective Amendment No.
           56 filed on February 14, 2003.

1(x) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for each new portfolio of the Trust to be added May 1, 2003 -- previously filed as Exhibit (a)(23) to
           Post-Effective Amendment No. 57 filed on April 22, 2003.

1(y) Form of Redesignation of Name for Certain Portfolios - previously filed as Exhibit (a)(24) to Post-Effective Amendment No. 57 filed on
           April 22, 2003.

1(z) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for Great Companies--America Trust -- previously filed as Exhibit (a)(25) to Post-Effective Amendment No.
           59 filed on May 14, 2003.

1(a)(a) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest (additional Lifestyle Trusts and additional new portfolios for May 1, 2004) - Previously filed as Exhibit (a)(26) to Post- Effective Amendment No. 60 filed on February 13, 2004.

1(b)(b) Form of Redesignation of Name for Lifestyle Trusts - Previously filed as Exhibit (a)(27) to post effective amendment No. 60 filed on February 13, 2004.

1(c)(c)    Form of Establishment and Designation of Additional Information
           Series of Shares - Previously filed as Exhibit (a)(28) to Post
           Effective Amendment No. 62 filed on November 4, 2004.

1(d)(d)    Form of Establishment and Designation of Additional Class of Shares -
           NAV shares Previously filed as Exhibit (a)(29) to Post Effective
           Amendment No. 62 filed on November 4, 2004.

           DESCRIPTION*
EXHIBIT    * Unless otherwise stated, all filing references are to File No.
NUMBER     2-94157.
--------   ---------------------------------------------------------------------
1(e)(e)    Form of Establishment and Designation of Additional Class of Shares
           Series IIIA Shares - Previously filed as Exhibit (a)(29)(a) to Post
           Effective Amendment No. 62 filed on November 4, 2004.

1(f)(f)    Form of Redesignation of Name of Trust - Previously filed as Exhibit
           (a)(30) to Post Effective Amendment No. 62 filed on November 4, 2004.

1(g)(g)    Form of Establishment and Designation of Additional Series of Shares
           -- Previously filed as Exhibit (a)(31) to Post- Effective Amendment
           No. 63 filed on February 11, 2005.

1(h)(h)    Form of Establishment and Designation of Additional Series of Shares
           (American Bond Trust) - Previously filed as Exhibit (a)(32) to Post-
           Effective Amendment No. 66 filed on May 5, 2005.

1(i)(i)    Form of Establishment and Designation of Additional Series of Shares
           - Previously filed as Exhibit (a)(33) to Post- Effective Amendment
           No. 67 filed on May 5, 2005.

1(j)(j)    Form of Establishment and Designation of Additional Series of Shares
           - Previously filed as Exhibit (a)(34) to Post- Effective Amendment
           No. 68 filed on November 17, 2005.

1(k)(k)    Form of Establishment and Designation of Additional Series of Shares-
           Previously filed as Exhibit (a)(35) to Post Effective Amendment No.
           69 filed on February 10, 2006.

1(l)(l)    Form of Redesignation of Names of Portfolios (Lifestyle Trusts,
           Growth & Income Trust and Growth & Income Trust II) - Previously filed as Exhibit (a)(36) to Post Effective Amendment No. 69 filed on
           February 10, 2006.

1(m)(m) Declaration of Trust Amendment - Designation of Class as a separate series - Previously filed as Exhibit (a)(37) to post effective
           Amendment No. 69 filed on February 10, 2006.

1(n)(n)    Declaration of Trust Amendment - Reorganization - Previously filed as
           Exhibit (a)(38) to post effective Amendment No. 69 filed on February
           10, 2006.

1(o)(o)    Redesignation of Names of Portfolios (Lifestyle Trusts, Growth &
           Income Trust, Growth & Income Trust II and International Stock
           Trust), dated April 28, 2006 - Previously filed as Exhibit (a) (40) to Post Effective Amendment No. 72 filed on February 13, 2007.

1(p)(p)    Declaration of Trust Amendment - Termination of Series of the Large
           Cap Growth Trust dated May 2, 2006 - Previously filed as Exhibit (a)
           (41) to Post Effective Amendment No. 72 filed on February 13, 2007.

1(q)(q)    Establishment and Designation of Additional Series of Shares of
           Beneficial Interest of the International Small Company Trust, Real
           Estate Equity Trust, Mid Cap Value Equity Trust, Global Real Estate
           Trust, Absolute Return Trust and the High Income Trust, dated April
           28, 2006 - Previously filed as Exhibit (1) (42) to Post Effective
           Amendment No. 72 filed on February 13, 2007.

1(r)(r)    Establishment and Designation of Additional Series of Shares of
           Beneficial Interest of the Index Allocation Trust, dated January 30,
           2006 - Previously filed as Exhibit (a) (43) to Post Effective
           Amendment No. 72 filed on February 13, 2007.

1(s)(s) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for portfolios to be added to Trust effective
           April 30, 2007 - Previously filed as Exhibit to Post Effective
           Amendment No. 73 filed on April 20, 2007.

1(t)(t) Form of Establishment and Designation of Additional Class of Shares of Beneficial Interest - Previously filed as Exhibit to Post
           Effective Amendment No. 73 filed on April 20, 2007.

           DESCRIPTION*
EXHIBIT    * Unless otherwise stated, all filing references are to File No.
NUMBER     2-94157.
--------   ---------------------------------------------------------------------
1(u)(u)    Declaration of Trust Amendment - Termination of Series III and Series
           IIIA Shares of the Lifestyle Trusts dated September 29, 2006 -
           Previously filed as Exhibit (a) (45) to Post Effective Amendment No.
           72 filed on February 13, 2007.

1(v)(v) Declaration of Trust Amendment - Termination of Mid Cap Core Trust and Strategic Value Trust, dated December 5, 2006 - Previously filed as Exhibit (a) (46) to Post Effective Amendment No. 72 filed on
           February 13, 2007.

1(w)(w) Form of Establishment and Designation of Additional Class of Shares of Beneficial Interest - Previously filed as Exhibit to Post
           Effective Amendment No. 74 filed on July 31, 2007

2 Registrant's By-Laws are incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 72 filed February 13, 2007.

3          Not Applicable.

4 Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus).

5          Included in Exhibits 1 and 2 hereto.

6(a)       Amended and Restated Advisory Agreement between Manufacturers
           Investment Trust and Manufacturers Securities Services, LLC -- previously filed as Exhibit (d)(1) to Post-Effective Amendment No. 41 filed March 1, 1999.

6(a)(1)    Form of Amendment to Amended and Restated Advisory Agreement between
           Manufacturers Investment Trust and Manufacturers Securities Services,
           LLC -- previously filed as Exhibit (a)(17) to Post Effective
           Amendment No. 42 filed on March 1, 2000.

6(a)(2)    Form of Amendment to Amended and Restated Advisory Agreement between
           Manufacturers Investment Trust and Manufacturers Securities Services,
           LLC regarding the Capital Appreciation Trust - previously filed as Exhibit (d)(1)(b) to Post Effective Amendment No. 43 filed on August
           17, 2000.

6(a)(3)    Form of Amendment to Amended and Restated Advisory Agreement between
           Manufacturers Investment Trust and Manufacturers Securities Services,
           LLC regarding the new portfolios to be added April 30, 2001 -- previously filed as Exhibit (d) (1) (C) to Post Effective Amendment
           No. 45 filed on February 9, 2001.

6(a)(4)    Form of Amendment to Amended and Restated Advisory Agreement between
           Manufacturers Investment Trust and Manufacturers Securities Services,
           LLC regarding the new portfolios to be added July 16, 2001 -- previously filed as Exhibit (d)(1) (C) to Post-Effective Amendment
           No. 47 filed on May 1, 2001.

6(a)(5)    Form of Amendment to Amended and Restated Advisory Agreement between
           Manufacturers Investment Trust and Manufacturers Securities Services,
           LLC regarding the new portfolios to be added May 1, 2003 -- previously filed as Exhibit (d)(1) (D) to Post-Effective Amendment
           No. 57 filed on April 22, 2003.

6(a)(6) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding Lifestyle Trusts and other portfolios to be added May 1, 2004. - Previously filed as Exhibit
           (d)(1)(E) to Post- Effective Amendment No. 60 filed on February 13,
           2004.

           DESCRIPTION*
EXHIBIT    * Unless otherwise stated, all filing references are to File No.
NUMBER     2-94157.
--------   ---------------------------------------------------------------------
6(a)(7)    Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding new portfolio. -Previously filed as Exhibit (d)(1)(E) to Post- Effective Amendment No. 67 filed on
           July 14, 2005.

6(a)(8) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding new portfolios. - Previously filed as Exhibit (d (1)(G)) to Post- Effective Amendment No. 68 filed on November 17, 2005.

6(a)(9) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding changes to the calculation of the advisory fee - Previously filed as Exhibit (d)(1)(F) to Post
           Effective Amendment No. 69 filed on February 10, 2006.

6(a)(10) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding new portfolios. - Previously filed as Exhibit (d)(1)(G) to Post Effective Amendment No. 70 filed on April 26, 2006.

6(a)(11) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding new portfolio- Previously filed as Exhibit (d)(1)(H) to post effective Amendment No. 71 filed on August 16, 2006.

6(a)(12)   Amendment to Amended and Restated Advisory Agreement between the
           Trust and the Adviser, dated April 28, 2006 regarding the U.S.
           Government Securities Trust, Strategic Bond Trust, High Yield Trust,
           International Opportunities Trust, All Cap Growth Trust, Capital
           Appreciation Trust, Emerging Small Company Trust, International Small
           Company Trust, Mid Cap Value Equity Trust, Absolute Return Trust,
           Real Estate Equity Trust, Global Real Estate Trust and High Income
           Trust. - Previously filed as Exhibit (d) (1) (K) to Post Effective
           Amendment No. 72 filed on February 13, 2007.

6(a)(13)   Amendment to Amended and Restated Advisory Agreement between the
           Trust and the Adviser, dated October 2, 2006 regarding the Absolute
           Return Trust. - Previously filed as Exhibit (d) (1) (L) to Post
           Effective Amendment No. 72 filed on February 13, 2007.

6(a)(14)   Amendment to Amended and Restated Advisory Agreement between the
           Trust and the Adviser, dated December 1, 2006 regarding the Large Cap
           Value Trust. - Previously filed as Exhibit (d) (1) (M) to Post
           Effective Amendment No. 72 filed on February 13, 2007.

6(a)(15)   Amendment to Amended and Restated Advisory Agreement between the
           Trust and the Adviser, dated December 19, 2006 regarding the Strategic Opportunities Trust and the Large Cap Trust. - Previously filed as Exhibit (d) (1) (N) to Post Effective Amendment No. 72 filed on February 13, 2007.

6(a)(16) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, regarding new portfolios to become effective April 30, 2007 - Previously filed as Exhibit to Post
           Effective Amendment No. 73 filed on April 20, 2007.

6(b)       Form of Subadvisory Agreement between the Adviser and (a) Cohen and
           Steers; (b) Dreyfus; (c) MFS; (d) Davis Select; (e) INVESCO; (f) Lord
           Abbett; (g) Putnam; (h) FMR; and (h) SSgA Funds Management.
           Previously filed as exhibit (d)(2) to post-effective amendment no. 46 filed on April 12, 2001.

6(c)       Form of Subadvisory Agreement between the Adviser and Wellington
           Management Company LLP - previously filed as exhibit (d)(2) to post effective amendment no. 41 filed March 1, 1999.

           DESCRIPTION*
EXHIBIT    * Unless otherwise stated, all filing references are to File No.
NUMBER     2-94157.
--------   ---------------------------------------------------------------------
6(d)       Form of Subadvisory Agreement Amendment between Manufacturers
           Securities Services, LLC and (a) AIM, (b) Capital Guardian, (c)
           Founders, (d) Franklin Advisors, (e) Janus, (f) MAC, (g) Miller
           Anderson, (h) Munder, (i) SBAM, (k) SSgA Funds Management, (l) T.
           Rowe Price. - previously filed as exhibit (d)(23) to post-effective amendment no. 48 filed on March 1, 2002.

6(e)       Form of Amendment No. 1 to Subadvisory Consulting Agreement -
           Deutsche Asset Management - Previously filed as exhibit (d)(27) to post effective amendment no. 60 filed on February 13, 2004.

6(f)       Form of Amendment No. 1 to Subadvisory Agreement - MFC Global Asset
           Management (U.S.A.) - Previously filed as exhibit (d)(26) to post effective amendment no. 60 filed on February 13, 2004.

6(g)       Form of Subadvisory Agreement between the Adviser and (a) SSgA Funds
           Management, Inc., (b) Declaration Management & Research LLC and (c)
           Independence Investment LLC - previously filed as exhibit (a) (29) to post effective amendment no. 62 filed on November 4, 2004.

6(h) Form of amendment to subadvisory agreement for the following subadvisers: (a) AIM, (b) American Century, (c) Davis, (d)
           Declaration, (e) DeAM Lifestyle, (f) DeAM non-Lifestyle, (g)
           Franklin, (h) GMO, (i) Independence, (ii) John Hancock, (j) Jennison,
           (k) Legg Mason, (l) Lord Abbet, (m) Fund Asset Management, (n) MFC
           Global, (o) Marsico, (p) MFS, (q) Morgan Stanley, (u) Munder, (r)
           Sustainable Growth, (s) T. Rowe, (t) Templeton, (w) Templeton Global,
           (x) UBS, (y) Wellington, (z) Wells Capital. - Previously filed as exhibit (d)(33) to post effective amendment no. 69 filed on February
           10, 2006.

6(i)       Amendments to Subadvisory Agreements dated April 30, 2007 between
           John Hancock Investment Management Services, LLC and (a) MFC Global
           Investment Management (U.S.), LLC, (b) MFC Global Investment
           Management (U.S.A), Ltd., (c) Wellington Investment Management, (d)
           Dimensional Fund Advisors. - Previously filed as exhibit (d)(73) to post effective amendment no. 76 filed on October 12, 2007

6(j)       Amendment to Subadvisory Agreement dated January 29, 1999 relating to
           Special Value Trust between John Hancock Investment Management
           Services, LLC and Wellington Management Company, LLP, dated June 29,
           2007. - Previously filed as exhibit (d)(75) to post effective amendment no. 76 filed on October 12, 2007.

6(k) Form of Amendment to Subadvisory Agreement dated May 1, 2003 relating to American Fundamental Holdings and American Global Diversification
           Trusts between John Hancock Investment Management Services, LLC and
           MFC Global Investment Management (U.S.A), Ltd. - Previously filed as exhibit (a)(48) to post effective amendment no. 74 filed on July 31, 2007.

6(l) Form of Amendment to Subadvisory Agreement dated January 29, 1999 relating to Global Asset Allocation Trust between John Hancock
           Investment Management Services, LLC and Wellington Management
           Company, LLP. - Previously filed as exhibit (d)(79) to post effective amendment no. 76 filed on October 12, 2007.

6(m)       Amendment dated December 14, 2007 to Subadvisory Agreement dated
           January 29, 1999 relating to Dynamic Growth Trust between John
           Hancock Investment Management Services, LLC and Wellington Management
           Company, LLP. Previously filed as exhibit 6(v) to registration statement on Form N-14 filed on January 18, 2008 (File No.
           333-148752).

           DESCRIPTION*
EXHIBIT    * Unless otherwise stated, all filing references are to File No.
NUMBER     2-94157.
--------   ---------------------------------------------------------------------
6(n)       Form of Amendment to Subadvisory Agreement dated April 30, 2001 relating to U.S. Core Trust between John Hancock Investment
           Management Services, LLC and Davis Selected Advisers, L.P. - Filed
           herewith.

7(a) Form of Distribution Agreement between Manufacturers Investment Trust and Manulife Financial Services LLC -- previously filed as Exhibit
           (e) to Post-Effective Amendment No. 60 filed on February 13, 2004.

7(b)       Form of Amendment to Distribution Agreement dated September 28, 2004
           - Previously filed as Exhibit (e)(1) to Post-Effective Amendment No.
           62 filed on November 4, 2004.

8          Not Applicable

9          Custodian Agreement Between the Trust and State Street Bank and Trust
           Company, dated March 24, 1988 is incorporated by reference to Exhibit
           (g) to Post-Effective Amendment No. 63 filed February 11, 2005.

10(a) Amended and Restated Class A and Class B Rule 12b-1 Plans (now referred as Series I and Series II 12b-1 Plans) - previously filed as
           Exhibit (m) to Post-Effective Amendment No. 49 filed on July 19,
           2002.

10(a)(1)   Rule 12b-1 Plan for Series III - previously filed as Exhibit (n) to
           Post-Effective Amendment No. 57 filed on April 22, 2003.

10(a)(2)   Amended and Restated Rule 12b-1 Plans for Series I, Series II and
           Series III; Rule 12b-1 Plan for Series IIIA (Lifestyle Trusts only) -
           Previously filed as Exhibit (m)(2) to Post-Effective Amendment No. 62 filed on November 4, 2004.

10(b)      Amended and Restated Rule 18f-3 Plan - Previously filed as Exhibit
           (n)(2) to Post-Effective Amendment No. 62 filed on November 4, 2004.

11 Opinion and Consent of Betsy Anne Seel, Esq., regarding legality of issuance of shares and other matters - Filed herewith.

12 Forms of Opinion(s) of Dykema Gossett PLLC on tax matters- Filed herewith.

13         Not Applicable.

14(a)      Consent of PricewaterhouseCoopers LLP -- Filed herewith.

14(b)      Consent of Dykema Gossett PLLC - Filed herewith.

14(c)      Consent of Betsy Anne Seel - Included in Exhibit 11.

15         Not Applicable

16         Powers of Attorney for all Trustees - Filed herewith.

17(a)      Statement of Additional Information of John Hancock Trust dated May
           1, 2008 and supplement dated June 30, 2008--previously filed on April
           30, 2008 and June 30, 2008 respectively.

17(b)      Annual Report of John Hancock Trust for the fiscal year ended
           December 31, 2007 -- previously filed on Form N-CSR on March 10,
           2008.

ITEM 17.  UNDERTAKINGS

          (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 25th day of July 2008.

                                        JOHN HANCOCK TRUST
                                        (Registrant)


                                        By: /s/ Keith F. Hartstein
                                            ------------------------------------
                                            Keith F. Hartstein, President and
                                            Chief Executive Officer

Attest:


/s/ Betsy Anne Seel
-------------------------------------
Betsy Anne Seel, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



   /s/ Keith F. Hartstein       President                              **
-----------------------------   (Chief Executive Officer)          ----------
     Keith F. Hartstein                                              (Date)


     /s/ Gordon M. Shone        Treasurer (Principal Financial         **
-----------------------------   Officer and Principal Accounting   ----------
       Gordon M. Shone          Officer)                             (Date)


   /s/Charles L. Bardelis*      Trustee                                **
-----------------------------                                      ----------
     Charles L. Bardelis                                             (Date)


     /s/James R. Boyle*         Trustee                                **
-----------------------------                                      ----------
       James R. Boyle                                                (Date)


    /s/Peter S. Burgess*        Trustee                                **
-----------------------------                                      ----------
      Peter S. Burgess                                               (Date)


    /s/Elizabeth G. Cook*       Trustee                                **
-----------------------------                                      ----------
      Elizabeth G. Cook                                              (Date)


  /s/Hassell H. McClellan*      Trustee                                **
-----------------------------                                      ----------
    Hassell H. McClellan                                             (Date)


     /s/James. M. Oates*        Trustee and Chairman                   **
-----------------------------                                      ----------
       James M. Oates                                                (Date)


    /s/F. David Rolwing*        Trustee                                **
-----------------------------                                      ----------
      F. David Rolwing                                              (Date)


* By: /s/ Betsy Anne Seel
      ------------------------------
Betsy Anne Seel
Attorney-in-Fact Pursuant to
Powers of Attorney
Filed herewith.
**July 25, 2008

                               JOHN HANCOCK TRUST

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION OF EXHIBIT
-------   ----------------------------------------------------------------------
   4      Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus).

  6(n) Form of Amendment to Subadvisory Agreement dated April 30, 2001 relating to U.S. Core Trust between John Hancock Investment Management
          Services, LLC and Davis Selected Advisers, L.P.

   11 Opinion and Consent of Betsy Anne Seel, Esq., regarding legality of issuance of shares and other matters.

   12     Forms of Opinion(s) of Dykema Gossett PLLC on tax matters.

 14(a)    Consent of PricewaterhouseCoopers LLP

 14(b)    Consent of Dykema Gossett PLLC.

   16     Powers of Attorney for all Trustees.